                                                                    Exhibit 10.3

                      $75,000,000 REVOLVING CREDIT FACILITY


                                CREDIT AGREEMENT

                                  by and among

                                  COVANCE INC.

                                       and
                          THE GUARANTORS PARTY HERETO,

                                       and

                             THE BANKS PARTY HERETO

                                       and

                    PNC BANK, NATIONAL ASSOCIATION, As Agent

                            Dated as of June 30, 2004

                                TABLE OF CONTENTS

SECTION                                                                                   PAGE

1.     CERTAIN DEFINITIONS..................................................................1
       1.1    CERTAIN DEFINITIONS...........................................................1
       1.2    CONSTRUCTION.................................................................26
              1.2.1.   NUMBER; INCLUSION...................................................27
              1.2.2.   DETERMINATION.......................................................27
              1.2.3.   AGENT'S DISCRETION AND CONSENT......................................27
              1.2.4.   DOCUMENTS TAKEN AS A WHOLE..........................................27
              1.2.5.   HEADINGS............................................................27
              1.2.6.   IMPLIED REFERENCES TO THIS AGREEMENT................................27
              1.2.7.   PERSONS.............................................................27
              1.2.8.   MODIFICATIONS TO DOCUMENTS..........................................28
              1.2.9.   FROM, TO AND THROUGH................................................28
              1.2.10.  SHALL; WILL.........................................................28
       1.3    ACCOUNTING PRINCIPLES........................................................28

2.     REVOLVING CREDIT AND SWING LOAN FACILITIES..........................................29
       2.1    REVOLVING CREDIT COMMITMENTS.................................................29
              2.1.1.   REVOLVING CREDIT LOANS..............................................29
       2.2    SWING LOAN COMMITMENT........................................................29
              2.2.1.   SWING LOANS.........................................................29
       2.3    NATURE OF BANKS' OBLIGATIONS WITH RESPECT TO REVOLVING CREDIT LOANS..........29
       2.4    COMMITMENT FEES..............................................................30
       2.5    REVOLVING CREDIT LOAN REQUESTS; SWING LOAN REQUESTS..........................30
              2.5.1.   REVOLVING CREDIT LOAN REQUESTS......................................30
              2.5.2.   SWING LOAN REQUESTS.................................................31
       2.6    MAKING REVOLVING CREDIT LOANS AND SWING LOANS; REVOLVING CREDIT NOTES
              AND SWING NOTES..............................................................31
              2.6.1.   MAKING REVOLVING CREDIT LOANS.......................................31
              2.6.2.   MAKING SWING LOANS..................................................31
       2.7    SWING LOAN NOTE..............................................................31
       2.8    USE OF PROCEEDS..............................................................32
       2.9    BORROWINGS TO REPAY SWING LOANS..............................................32
       2.10   LETTER OF CREDIT SUBFACILITY.................................................32
              2.10.1.  ISSUANCE OF LETTERS OF CREDIT.......................................32
              2.10.2.  LETTER OF CREDIT FEES...............................................33
              2.10.3.  DISBURSEMENTS, REIMBURSEMENT........................................33
              2.10.4.  REPAYMENT OF PARTICIPATION ADVANCES.................................34
              2.10.5.  DOCUMENTATION.......................................................35


                                      -i-

              2.10.6.  DETERMINATIONS TO HONOR DRAWING REQUESTS............................35
              2.10.7.  NATURE OF PARTICIPATION AND REIMBURSEMENT OBLIGATIONS...............35
              2.10.8.  INDEMNITY...........................................................37
              2.10.9.  LIABILITY FOR ACTS AND OMISSIONS....................................37
       2.11   UTILIZATION OF COMMITMENTS IN OPTIONAL CURRENCIES............................38
              2.11.1.  PERIODIC COMPUTATIONS OF DOLLAR EQUIVALENT AMOUNTS OF LOANS
                       AND LETTERS OF CREDIT OUTSTANDING...................................38
              2.11.2.  NOTICES FROM BANKS THAT OPTIONAL CURRENCIES ARE UNAVAILABLE TO
                       FUND NEW LOANS......................................................39
              2.11.3.  NOTICES FROM BANKS THAT OPTIONAL CURRENCIES ARE UNAVAILABLE TO
                       FUND RENEWALS OF THE EURO-RATE OPTION...............................39
              2.11.4.  EUROPEAN MONETARY UNION.............................................40
              2.11.5.  REQUESTS FOR ADDITIONAL OPTIONAL CURRENCIES.........................41
       2.12   CURRENCY REPAYMENTS..........................................................41
       2.13   OPTIONAL CURRENCY AMOUNTS....................................................42
       2.14   RIGHT TO INCREASE REVOLVING CREDIT COMMITMENTS...............................42

3.     [INTENTIONALLY OMITTED.]............................................................42

4.     INTEREST RATES......................................................................42
       4.1    INTEREST RATE OPTIONS........................................................42
              4.1.1.   REVOLVING CREDIT INTEREST RATE OPTIONS..............................43
              4.1.2.   RATE QUOTATIONS.....................................................43
       4.2    INTEREST PERIODS.............................................................43
              4.2.1.   AMOUNT OF BORROWING TRANCHE.........................................44
              4.2.2.   RENEWALS............................................................44
       4.3    INTEREST AFTER DEFAULT.......................................................44
              4.3.1.   LETTER OF CREDIT FEES, INTEREST RATE................................44
              4.3.2.   OTHER OBLIGATIONS...................................................44
              4.3.3.   ACKNOWLEDGMENT......................................................44
       4.4    EURO-RATE UNASCERTAINABLE; ILLEGALITY; INCREASED COSTS; DEPOSITS NOT
              AVAILABLE....................................................................44
              4.4.1.   UNASCERTAINABLE.....................................................44
              4.4.2.   ILLEGALITY; INCREASED COSTS; DEPOSITS NOT AVAILABLE.................45
              4.4.3.   AGENT'S AND BANK'S RIGHTS...........................................45
       4.5    SELECTION OF INTEREST RATE OPTIONS...........................................46

5.     PAYMENTS............................................................................46
       5.1    PAYMENTS.....................................................................46


                                      -ii-

       5.2    PRO RATA TREATMENT OF BANKS..................................................47
       5.3    INTEREST PAYMENT DATES.......................................................47
       5.4    VOLUNTARY PREPAYMENTS, MANDATORY PREPAYMENTS.................................47
              5.4.1.   RIGHT TO PREPAY.....................................................47
              5.4.2.   REPLACEMENT OF A BANK...............................................48
              5.4.3.   CHANGE OF LENDING OFFICE............................................49
              5.4.4.   VOLUNTARY REDUCTION OF REVOLVING CREDIT COMMITMENTS.................49
              5.4.5.   APPLICATION AMONG INTEREST RATE OPTIONS.............................49
              5.4.6.   MANDATORY PREPAYMENT - CURRENCY FLUCTUATIONS........................50
       5.5    ADDITIONAL COMPENSATION IN CERTAIN CIRCUMSTANCES.............................50
              5.5.1.   INCREASED COSTS OR REDUCED RETURN RESULTING FROM TAXES,
                       RESERVES, CAPITAL ADEQUACY REQUIREMENTS, EXPENSES, ETC..............50
              5.5.2.   INDEMNITY...........................................................51
       5.6    INTERBANK MARKET PRESUMPTION.................................................51
       5.7    TAXES........................................................................52
              5.7.1.   NO DEDUCTIONS.......................................................52
              5.7.2.   STAMP TAXES.........................................................52
              5.7.3.   INDEMNIFICATION FOR TAXES PAID BY A BANK............................52
              5.7.4.   CERTIFICATE.........................................................53
              5.7.5.   EXCEPTION FOR CERTAIN TAXES AND OTHER TAXES.........................53
              5.7.6.   REFUND..............................................................53
              5.7.7.   SURVIVAL............................................................54
       5.8    NOTES........................................................................54
       5.9    SETTLEMENT DATE PROCEDURES...................................................54
       5.10   JUDGMENT CURRENCY............................................................54
              5.10.1.  CURRENCY CONVERSION PROCEDURES FOR JUDGMENTS........................54
              5.10.2.  INDEMNITY IN CERTAIN EVENTS.........................................55

6.     REPRESENTATIONS AND WARRANTIES......................................................55
       6.1    REPRESENTATIONS AND WARRANTIES...............................................55
              6.1.1.   ORGANIZATION AND QUALIFICATION......................................55
              6.1.2.   [INTENTIONALLY OMITTED.]............................................55
              6.1.3.   SUBSIDIARIES........................................................55
              6.1.4.   POWER AND AUTHORITY.................................................56
              6.1.5.   VALIDITY AND BINDING EFFECT.........................................56
              6.1.6.   NO CONFLICT.........................................................56
              6.1.7.   LITIGATION..........................................................56
              6.1.8.   TITLE TO PROPERTIES.................................................57
              6.1.9.   FINANCIAL STATEMENTS................................................57
              6.1.10.  USE OF PROCEEDS; MARGIN STOCK; SECTION 20 SUBSIDIARIES..............57


                                     -iii-

              6.1.11.  FULL DISCLOSURE.....................................................58
              6.1.12.  TAXES...............................................................58
              6.1.13.  CONSENTS AND APPROVALS..............................................58
              6.1.14.  NO EVENT OF DEFAULT; COMPLIANCE WITH INSTRUMENTS....................59
              6.1.15.  PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC......................59
              6.1.16.  INSURANCE...........................................................59
              6.1.17.  COMPLIANCE WITH LAWS................................................59
              6.1.18.  [Intentionally Omitted].............................................59
              6.1.19.  INVESTMENT COMPANIES; REGULATED ENTITIES............................59
              6.1.20.  PLANS AND BENEFIT ARRANGEMENTS......................................60
              6.1.21.  EMPLOYMENT MATTERS..................................................60
              6.1.22.  ENVIRONMENTAL AND SAFETY MATTERS....................................61
              6.1.23.  SENIOR DEBT STATUS..................................................61
              6.1.24.  ANTI-TERRORISM LAWS.................................................61
              6.1.25.  SOLVENCY............................................................62
              6.1.26.  SECURITY INTERESTS..................................................63
              6.1.27.  STATUS OF THE PLEDGED COLLATERAL....................................63
       6.2    CONTINUATION OF REPRESENTATIONS..............................................63
       6.3    UPDATES TO SCHEDULES.........................................................63

7.     CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT.............................64
       7.1    FIRST LOANS AND LETTERS OF CREDIT............................................64
              7.1.1.   OFFICER'S CERTIFICATE...............................................64
              7.1.2.   SECRETARY'S CERTIFICATE.............................................64
              7.1.3.   DELIVERY OF LOAN DOCUMENTS..........................................65
              7.1.4.   OPINION OF COUNSEL..................................................65
              7.1.5.   LEGAL DETAILS.......................................................65
              7.1.6.   PAYMENT OF FEES.....................................................65
              7.1.7.   CONSENTS............................................................65
              7.1.8.   OFFICER'S CERTIFICATE REGARDING MACS; SOLVENCY......................65
              7.1.9.   NO VIOLATION OF LAWS................................................66
              7.1.10.  NO ACTIONS OR PROCEEDINGS...........................................66
              7.1.11.  CERTAIN FINANCIAL CONDITIONS........................................66
              7.1.12.  LIEN SEARCHES.......................................................66
              7.1.13.  FILING RECEIPTS.....................................................67
       7.2    EACH ADDITIONAL LOAN OR LETTER OF CREDIT.....................................67

8.     COVENANTS...........................................................................67
       8.1    AFFIRMATIVE COVENANTS........................................................67


                                      -iv-

              8.1.1.   PRESERVATION OF EXISTENCE, ETC......................................67
              8.1.2.   PAYMENT OF LIABILITIES, INCLUDING TAXES, ETC........................67
              8.1.3.   MAINTENANCE OF INSURANCE............................................68
              8.1.4.   MAINTENANCE OF PROPERTIES AND LEASES................................68
              8.1.5.   MAINTENANCE OF PATENTS, TRADEMARKS, ETC.............................68
              8.1.6.   VISITATION RIGHTS...................................................68
              8.1.7.   KEEPING OF RECORDS AND BOOKS OF ACCOUNT.............................69
              8.1.8.   PLANS AND BENEFIT ARRANGEMENTS......................................69
              8.1.9.   COMPLIANCE WITH LAWS................................................69
              8.1.10.  USE OF PROCEEDS.....................................................69
              8.1.11.  [INTENTIONALLY OMITTED].............................................70
              8.1.12.  TAX SHELTER REGULATIONS.............................................70
              8.1.13.  ANTI-TERRORISM LAWS.................................................70
              8.1.14.  FURTHER ASSURANCES..................................................70
       8.2    NEGATIVE COVENANTS...........................................................70
              8.2.1.   INDEBTEDNESS........................................................71
              8.2.2.   LIENS...............................................................72
              8.2.3.   GUARANTIES..........................................................72
              8.2.4.   LOANS AND INVESTMENTS...............................................72
              8.2.5.   [INTENTIONALLY OMITTED].............................................73
              8.2.6.   LIQUIDATIONS, MERGERS, CONSOLIDATIONS, ACQUISITIONS.................73
              8.2.7.   DISPOSITIONS OF ASSETS OR SUBSIDIARIES..............................74
              8.2.8.   [INTENTIONALLY OMITTED].............................................75
              8.2.9.   SUBSIDIARIES, PARTNERSHIPS AND JOINT VENTURES.......................75
              8.2.10.  CONTINUATION OF OR CHANGE IN BUSINESS...............................76
              8.2.11.  PLANS AND BENEFIT ARRANGEMENTS......................................76
              8.2.12.  FISCAL YEAR.........................................................77
              8.2.13.  CHANGES IN ORGANIZATIONAL DOCUMENTS.................................77
              8.2.14.  [INTENTIONALLY OMITTED].............................................77
              8.2.15.  MAXIMUM LEVERAGE RATIO..............................................77
              8.2.16.  MINIMUM INTEREST COVERAGE RATIO.....................................77
              8.2.17.  MINIMUM NET WORTH...................................................77
       8.3    REPORTING REQUIREMENTS.......................................................77
              8.3.1.   QUARTERLY FINANCIAL STATEMENTS......................................77
              8.3.2.   ANNUAL FINANCIAL STATEMENTS.........................................78
              8.3.3.   CERTIFICATE OF THE BORROWER.........................................78
              8.3.4.   NOTICE OF DEFAULT...................................................79
              8.3.5.   NOTICE OF LITIGATION................................................79
              8.3.6.   AGREEMENTS REGARDING PLEDGED COLLATERAL.............................79
              8.3.7.   BUDGETS, FORECASTS, OTHER REPORTS AND INFORMATION...................79


                                      -v-

              8.3.8.   TAX SHELTER PROVISIONS..............................................80
              8.3.9.   NOTICES REGARDING PLANS AND BENEFIT ARRANGEMENTS....................80

9.     DEFAULT.............................................................................82
       9.1    EVENTS OF DEFAULT............................................................82
              9.1.1.   PAYMENTS UNDER LOAN DOCUMENTS.......................................82
              9.1.2.   BREACH OF WARRANTY..................................................82
              9.1.3.   BREACH OF NEGATIVE COVENANTS OR VISITATION RIGHTS...................82
              9.1.4.   BREACH OF OTHER COVENANTS...........................................82
              9.1.5.   DEFAULTS IN OTHER AGREEMENTS OR INDEBTEDNESS........................82
              9.1.6.   FINAL JUDGMENTS OR ORDERS...........................................83
              9.1.7.   LOAN DOCUMENT UNENFORCEABLE.........................................83
              9.1.8.   UNINSURED LOSSES; PROCEEDINGS AGAINST ASSETS........................83
              9.1.9.   NOTICE OF LIEN OR ASSESSMENT........................................83
              9.1.10.  INSOLVENCY..........................................................83
              9.1.11.  EVENTS RELATING TO PLANS AND BENEFIT ARRANGEMENTS...................84
              9.1.12.  CESSATION OF BUSINESS...............................................84
              9.1.13.  CHANGE OF CONTROL...................................................84
              9.1.14.  INVOLUNTARY PROCEEDINGS.............................................84
              9.1.15.  VOLUNTARY PROCEEDINGS...............................................85
       9.2    CONSEQUENCES OF EVENT OF DEFAULT.............................................85
              9.2.1.   EVENTS OF DEFAULT OTHER THAN BANKRUPTCY, INSOLVENCY OR
                       REORGANIZATION PROCEEDINGS..........................................85
              9.2.2.   BANKRUPTCY, INSOLVENCY OR REORGANIZATION PROCEEDINGS................85
              9.2.3.   SET-OFF.............................................................86
              9.2.4.   SUITS, ACTIONS, PROCEEDINGS.........................................86
              9.2.5.   APPLICATION OF PROCEEDS; COLLATERAL SHARING.........................86
              9.2.6.   OTHER RIGHTS AND REMEDIES...........................................88
              9.2.7.   NOTICE OF SALE......................................................88

10.    THE AGENT...........................................................................88
       10.1   APPOINTMENT..................................................................88
       10.2   DELEGATION OF DUTIES.........................................................88
       10.3   NATURE OF DUTIES; INDEPENDENT CREDIT INVESTIGATION...........................88
       10.4   ACTIONS IN DISCRETION OF AGENT; INSTRUCTIONS FROM THE BANKS..................89
       10.5   REIMBURSEMENT AND INDEMNIFICATION OF AGENT BY THE BORROWER...................89
       10.6   EXCULPATORY PROVISIONS; LIMITATION OF LIABILITY..............................90
       10.7   REIMBURSEMENT AND INDEMNIFICATION OF AGENT BY BANKS..........................91
       10.8   RELIANCE BY AGENT............................................................91


                                      -vi-

       10.9   NOTICE OF DEFAULT............................................................92
       10.10  NOTICES. ....................................................................92
       10.11  BANKS IN THEIR INDIVIDUAL CAPACITIES; AGENTS IN ITS INDIVIDUAL CAPACITY......92
       10.12  HOLDERS OF NOTES.............................................................92
       10.13  EQUALIZATION OF BANKS........................................................93
       10.14  SUCCESSOR AGENT..............................................................93
       10.15  AGENT'S FEE..................................................................94
       10.16  AVAILABILITY OF FUNDS........................................................94
       10.17  CALCULATIONS.................................................................94
       10.18  BENEFICIARIES................................................................94
       10.19  NO RELIANCE ON AGENT'S CUSTOMER IDENTIFICATION PROGRAM.......................95
       10.20  CERTAIN RELEASES OF PLEDGED COLLATERAL.......................................95

11.    MISCELLANEOUS.......................................................................95
       11.1   MODIFICATIONS, AMENDMENTS OR WAIVERS.........................................95
              11.1.1.  INCREASE OF COMMITMENT; EXTENSION OF EXPIRATION DATE................95
              11.1.2.  EXTENSION OF PAYMENT; REDUCTION OF PRINCIPAL INTEREST OR FEES;
                       MODIFICATION OF TERMS OF PAYMENT....................................96
              11.1.3.  RELEASE OF COLLATERAL OR GUARANTOR..................................96
              11.1.4.  MISCELLANEOUS.......................................................96
       11.2   NO IMPLIED WAIVERS; CUMULATIVE REMEDIES; WRITING REQUIRED....................96
       11.3   REIMBURSEMENT AND INDEMNIFICATION OF BANKS BY THE BORROWER; TAXES............96
       11.4   HOLIDAYS.....................................................................97
       11.5   FUNDING BY BRANCH, SUBSIDIARY OR AFFILIATE...................................98
              11.5.1.  NOTIONAL FUNDING....................................................98
              11.5.2.  ACTUAL FUNDING......................................................98
       11.6   NOTICES; LENDING OFFICES.....................................................98
       11.7   SEVERABILITY.................................................................99
       11.8   GOVERNING LAW...............................................................100
       11.9   PRIOR UNDERSTANDING.........................................................100
       11.10  DURATION; SURVIVAL..........................................................100
       11.11  SUCCESSORS AND ASSIGNS......................................................100
       11.12  CONFIDENTIALITY.............................................................102
              11.12.1. GENERAL............................................................102
              11.12.2. SHARING INFORMATION WITH AFFILIATES OF THE BANKS...................103
       11.13  COUNTERPARTS................................................................103
       11.14  AGENT'S OR BANK'S CONSENT...................................................103
       11.15  EXCEPTIONS..................................................................103
       11.16  CONSENT TO FORUM; WAIVER OF JURY TRIAL......................................103
       11.17  CERTIFICATIONS FROM LENDERS AND PARTICIPANTS................................104


                                     -vii-

              11.17.1. TAX WITHHOLDING CLAUSE.............................................104
              11.17.2. USA PATRIOT ACT....................................................105
       11.18  JOINDER OF GUARANTORS.......................................................105

                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT is dated as of June 30, 2004 and is made by and among COVANCE INC., a Delaware corporation (the "Borrower"), each of the GUARANTORS (as hereinafter defined), the BANKS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under this Agreement (hereinafter referred to in such capacity as the "Agent").

                                   WITNESSETH:

     WHEREAS, the Borrower has requested the Banks to provide a multicurrency revolving credit facility to the Borrower in an aggregate principal amount not to exceed $75,000,000; and

     WHEREAS, the revolving credit shall be used for general corporate purposes of the Borrower; and

     WHEREAS, the Banks are willing to provide such credit upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

                        1.     CERTAIN DEFINITIONS

     1.1 CERTAIN DEFINITIONS.

     In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

          ADDITIONAL BANK shall have the meaning assigned to such term in
Section 11.11 [Successors and Assigns].

          AFFILIATE as to any Person shall mean any other Person which directly or indirectly controls, is controlled by, or is under common control with such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to: (i) direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be, or (ii) vote 15% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person. Notwithstanding the foregoing: (i) the Borrower and its Subsidiaries shall not be Affiliates of each other, (ii) neither the Borrower nor any of its Subsidiaries shall be an Affiliate of the Agent or any Banks, and (iii) so long as Borrower and its Subsidiaries own in the aggregate less than 23% of the voting capital stock of BioImaging

Technologies, Inc. ("BTI"), BTI shall not be an Affiliate of the Borrower or any Subsidiary of the Borrower.

          AGENT shall mean PNC Bank, National Association, and its successors and assigns.

          AGENT'S FEE shall have the meaning assigned to that term in Section 10.15.

          AGENT'S LETTER shall have the meaning assigned to that term in Section 10.15.

          AGREEMENT shall mean this Credit Agreement, as the same may be supplemented or amended from time to time, including all schedules and exhibits.

          ANNUAL STATEMENTS shall have the meaning assigned to that term in
Section 6.1.9(i).

          ANTI-TERRORISM LAWS shall mean any Laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by the United States Treasury Department's Office of Foreign Asset Control (as any of the foregoing Laws may from time to time be amended, renewed, extended, or replaced).

          APPLICABLE COMMITMENT FEE RATE shall mean the percentage rate per annum at the indicated level of Leverage Ratio then in effect as set forth in the pricing grid on SCHEDULE 1.1(A) below the heading "Commitment Fee." The Applicable Commitment Fee Rate shall be computed in accordance with the parameters set forth on SCHEDULE 1.1(A).

          APPLICABLE LETTER OF CREDIT FEE shall mean the percentage rate per annum at the indicated level of Leverage Ratio then in effect as set forth in the pricing grid on SCHEDULE 1.1(A) below the heading "Letter of Credit Fee". The Applicable Letter of Credit Fee shall be computed in accordance with the parameters set forth on SCHEDULE 1.1(A).

          APPLICABLE MARGIN shall mean, as applicable:

          (i) the percentage rate spread at the indicated level of Leverage Ratio then in effect as set forth in the pricing grid on SCHEDULE 1.1(A) below the heading "Revolving Credit Base Rate Spread", and

          (ii) the percentage rate spread at the indicated level of Leverage Ratio then in effect as set forth in the pricing grid on SCHEDULE 1.1(A) below the heading "Revolving Credit Euro-Rate Spread".

          The Applicable Margin shall be computed in accordance with the parameters set forth on SCHEDULE 1.1(A).

          ASSIGNMENT AND ASSUMPTION AGREEMENT shall mean an Assignment and Assumption Agreement by and among a Purchasing Bank, a Transferor Bank and the Agent, as Agent and on behalf of the remaining Banks, substantially in the form of EXHIBIT 1.1(A).

          AUTHORIZED OFFICER shall mean those individuals, designated by written notice to the Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Agent.

          BANK JOINDER shall have the meaning assigned to such term in Section
11.11 [Successors and Assigns].

          BANK-PROVIDED HEDGE shall mean any Hedge which is provided by any Bank and with respect to which the Agent confirms meets the following requirements: such Hedge (i) is documented in a standard International Swap Dealer Association Agreement, (ii) provides for the method of calculating the reimbursable amount of the provider's credit exposure in a reasonable and customary manner, and
(iii) is entered into for hedging (rather than speculative) purposes. The liabilities of the Loan Parties to the provider of any Bank-Provided Hedge (the "Hedge Liabilities") shall be "Obligations" hereunder, guaranteed obligations under the Guaranty Agreement and otherwise treated as Obligations for purposes of each of the other Loan Documents. The Liens securing the Hedge Liabilities shall be pari passu with the Liens securing all other Obligations under this Agreement and the other Loan Documents.

          BANKS shall mean the financial institutions named on SCHEDULE 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Bank.

          BASE NET WORTH shall mean the sum of $451,184,800, plus 50% of consolidated net income of the Borrower and its Subsidiaries for each fiscal quarter in which net income was earned (as opposed to a net loss) during the period from January 1, 2004 through the date of determination.

          BASE RATE shall mean the greater of (i) the interest rate per annum announced from time to time by the Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Agent, or (ii) the Federal Funds Open Rate plus 1/2% per annum.

          BASE RATE OPTION shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.1(i).

          BENEFIT ARRANGEMENT shall mean at any time an "employee benefit plan," within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by any member of the ERISA Group.

          BENEFIT PLANS shall mean (a) the Covance 401(k) Savings Plan, (b) the Employee Stock Purchase Plan of Covance, Inc., (c) the 2002 Employee Equity Participation Plan of the Borrower, (d) the 2002 Employee Stock Option Plan of the Borrower, (e) the Stock Option Plan for Non-Employee Directors of the Borrower, (f) the Restricted Stock Plan for Non-Employee Directors of the Borrower, (g) the Deferred Stock Unit Plan for Non-Employee Members of the Board of Directors of the Borrower, (h) any other "pension plan" (as defined in Section 3(2) of ERISA) of the Borrower or any member of the ERISA Group, any of the Guarantors or any Subsidiary of any of the Loan Parties, existing as of the date of this Agreement or hereafter, or any trust created thereunder, and (i) any other benefit plan, whether or not treated as such under Section 3(2) or any other Section of ERISA, existing as of the date of this Agreement or hereafter created, with respect to which any capital stock, debt or similar interest or instrument or security interest or instrument, whether or not treated as such under applicable Law, of the Borrower, any member of the ERISA Group, any of the Guarantors or any Subsidiary of any of the Loan Parties is an investment, distribution, benefit or award option or plan feature for any individual, including, but not limited to, any benefit plan similar to a plan described in
(a) through (g) above, or any trust created under any benefit plan described in this clause (i).

          BLOCKED PERSON shall have the meaning assigned to such term in Section 6.1.24.2.

          B OF A/GLENBOROUGH LETTER OF CREDIT shall mean the letter of credit issued by Bank of America, letter of credit number 3047094, in an undrawn amount as of the Closing Date of $700,000, for the benefit of Glenborough Properties, L.P. It is expressly understood that such letter of credit is not a "Letter of Credit" issued under this Agreement.

          BORROWER shall mean Covance Inc., a corporation organized and existing under the laws of the State of Delaware.

          BORROWING DATE shall mean, with respect to any Loan, the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

          BORROWING TRANCHE shall mean specified portions of Loans outstanding as follows: (i) any Loans to which a Euro-Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrower and which have the same Interest Period and which are denominated either in Dollars or in the same Optional Currency shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

          BUSINESS DAY shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania and (i) if the applicable Business Day relates to any Loan to which the Euro-Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market, (ii) with respect to advances or payments of Loans or any other matters relating to Loans denominated in an Optional Currency, such day also shall be a day on which dealings in deposits in the relevant Optional Currency are carried on in the applicable interbank market, and (iii) with respect to advances or payments of Loans denominated in an Optional Currency, such day shall also be a day on which all applicable banks into which Loan proceeds may be deposited are open for business and foreign exchange markets are open for business in the principal financial center of the country of such currency.

          CAPITAL LEASE shall mean the lease of any assets which lease would be a capital lease as determined in accordance with GAAP.

          CASH POOLING OBLIGATIONS shall mean those ordinary course obligations of certain Foreign Subsidiaries under treasury management cash pooling agreements with various financial institutions as in effect on the Closing Date or arrangements substantially similar thereto, as any of the foregoing may be renewed, replaced or extended from time to time.

          CLOSING DATE shall mean the Business Day on which the first Loan shall be made, which shall be June 30, 2004.

          COMMERCIAL LETTER OF CREDIT shall mean any letter of credit which is a commercial letter of credit issued in respect of the purchase of goods or services by one or more of the Loan Parties in the ordinary course of their business.

          COMMITMENT shall mean as to any Bank of its Revolving Credit Commitment and, in the case of the Agent, its Swing Loan Commitment, and COMMITMENTS shall mean the aggregate of the Revolving Credit Commitments and Swing Loan Commitment of all of the Banks.

          COMMITMENT FEE shall have the meaning assigned to that term in
Section 2.4.

          COMPLIANCE CERTIFICATE shall have the meaning assigned to such term in
Section 8.3.3.

          COMPUTATION DATE shall have the meaning assigned to such term in
Section 2.11.1.

          CONSOLIDATED EBIT shall mean, for any period of determination, with respect to the Borrower and its Subsidiaries as determined in accordance with GAAP on a consolidated basis, the sum of (a) Consolidated Net Income for such period (excluding the effect of any extraordinary or other non-recurring gains or losses outside of the ordinary course of business), PLUS (b) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (i) Consolidated Interest Expense for such period and (ii) total Federal, state, foreign or other income taxes for such period, all as determined in accordance with GAAP.

          CONSOLIDATED EBITDA shall mean, for any period of determination, with respect to the Borrower and its Subsidiaries as determined in accordance with GAAP on a consolidated basis, an amount equal to (a) Consolidated EBIT minus an amount which, in the determination of Consolidated Net Income for such period, has been included for all non-cash credits for such period, plus (b) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for all depreciation, amortization and other non-cash charges for such period, all as determined in accordance with GAAP.

          CONSOLIDATED INTEREST EXPENSE for any period of determination shall mean interest expense (net of interest income, if any) of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

          CONSOLIDATED NET INCOME shall mean, for any period of determination, the net income after taxes for such period of the Borrower and its Subsidiaries as determined on a consolidated basis in accordance with GAAP.

          CONSOLIDATED NET WORTH shall mean as of any date of determination total stockholders' equity of the Borrower and its Subsidiaries as of such date determined and consolidated in accordance with GAAP.

          CONSOLIDATED SUBSIDIARY shall mean each Person (excluding therefrom each Excluded Subsidiary) which is a Subsidiary of the Borrower.

          CONTAMINATION shall mean the presence or release or threat of release of Regulated Substances in, on, under or migrating to or from the Property, which pursuant to Environmental Laws requires notification or reporting to an Official Body, or which pursuant to Environmental Laws requires the performance of a Remedial Action or which otherwise constitutes a violation of Environmental Laws.

          DOLLAR, DOLLARS, U.S. DOLLARS and the symbol $ shall mean lawful money of the United States of America.

          DOLLAR EQUIVALENT shall mean, with respect to any amount of any currency, the Equivalent Amount of such currency expressed in Dollars.

          DOLLAR EQUIVALENT REVOLVING FACILITY USAGE shall mean at any time the sum of the Dollar Equivalent amount of Revolving Credit Loans then outstanding, the Dollar Equivalent of Swing Loans then outstanding and the Dollar Equivalent amount of Letters of Credit Outstanding.

          DOMESTIC SUBSIDIARY shall mean any Subsidiary of the Borrower that is incorporated or organized under the laws of the United States of America.

          DRAWING DATE shall have the meaning assigned to that term in Section 2.10.3.2.

          ENVIRONMENTAL COMPLAINT shall mean (i) any written notice of non-compliance or violation, order or citation relating in any way to any Environmental Law, Required Environmental Permit, Contamination or Regulated Substances; (ii) civil, criminal, administrative or regulatory investigation of which the Borrower or any Subsidiary of the Borrower has knowledge instituted by an Official Body relating in any way to any Environmental

Law, Environmental Permit, Contamination or Regulated Substance; (iii) any administrative, regulatory or judicial action, suit, claim or proceeding instituted by any Person or Official Body or any written notice of liability or potential liability by any Person or Official Body, in either instance, setting forth a cause of action for personal injury (including but not limited to death), property damage, natural resource damage, contribution or indemnity associated with the performance of Remedial Actions, liens or encumbrances attached to, recorded or levied against a Property for the costs associated with the performance of Remedial Actions, civil or administrative penalties, criminal fines or penalties, or declaratory or equitable relief arising under any Environmental Laws; or (iv) any written order, notice of violation, citation, subpoena, request for information or other written notice or demand of any type issued by an Official Body arising out of or in response to a violation of any Environmental Laws relating to any Property, any Loan Party or any Subsidiary of any Loan Party.

          ENVIRONMENTAL LAWS shall mean all federal, territorial, tribal, state, local and foreign Laws (including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. SECTIONS 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. SECTION 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. SECTION 1801 et seq., the Toxic Substances Control Act, 15 U.S.C. SECTION 2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. SECTIONS 1251 et seq., the Federal Safe Drinking Water Act, 42 U.S.C. SECTIONS 300f-300j, the Federal Air Pollution Control Act, 42 U.S.C. SECTION 7401 et seq., the Oil Pollution Act, 33 U.S.C. SECTION 2701 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. SECTIONS 136 to 136y, Atomic Energy Act, 42 U.S.C. SECTION 2011 et seq., the Energy Reorganization Act of 1974 (88 Stat. 1244), the Nuclear Waste Policy Act 42 U.S.C. SECTION 10101 et seq., the Low-Level Radioactive Waste Policy Amendments Act of 1985 (99 Stat. 1842)) each as amended, and any regulations promulgated or any equivalent state or local Law, and any amendments thereto) and any consent decrees, settlement agreements, judgments, orders, directives, policies or programs issued by or entered into with an Official Body pertaining or relating to: (i) pollution or pollution control; (ii) protection of human health from exposure to Regulated Substances; (iii) protection of the environment and/or natural resources; (iv) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, sale, transport, storage, collection, distribution, disposal or release or threat of release of Regulated Substances; (v) the presence of Contamination; and (vi) the protection of endangered or threatened species.

          EQUIVALENT AMOUNT shall mean, at any date, as determined by Agent (which determination shall be conclusive absent manifest error), (i) with respect to an amount which is to be denominated in Dollars:

          (A) as to any portion of such amount denominated in an Optional Currency, the amount of Dollars converted from the amount of each relevant Optional Currency at the rate at which such Optional Currency may be exchanged into Dollars, as set forth at approximately 11:00 a.m., London or such other applicable time, on such date by reference to the Bloomberg Financial Markets system for such Optional Currency (or other authoritative source selected by the Agent in its sole discretion) or, in the event of the unavailability of any such source, the exchange rate shall instead be the spot rate of exchange of the Agent in the market where its foreign currency exchange operations in respect of such Optional Currency are then being conducted, at or about 11:00 a.m. at the place of such market, on such date for the purchase of Dollars for delivery two Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error, plus:

          (B) as to any portion of such amount already denominated in Dollars, the amount thereof at such time; and

          (ii) with respect to an amount which is to be denominated in an Optional Currency;

          (A) as to any portion of such amount denominated in Dollars, the amount of such Optional Currency converted from the relevant amount of Dollars at the rate at which Dollars may be exchanged into such Optional Currency, as set forth at approximately 11:00 a.m., London or such other applicable time, on such date by reference to the Bloomberg Financial Markets system for such Optional Currency (or other authoritative source selected by the Agent in its sole discretion) or, in the event of the unavailability of any such source, the exchange rate shall instead be the spot rate of exchange of the Agent in the market where its foreign currency exchange operations in respect of such Optional Currency are then being conducted, at or about 11:00 a.m. at the place of such market, on such date for the purchase of such Optional Currency for delivery two Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error , plus

          (B) as to any portion of such amount already denominated in such Optional Currency, the amount thereof as of such time.

          ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

          ERISA GROUP shall mean, at any time, the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

          EURO-RATE shall mean the following:

          (A) with respect to Dollar Loans comprising any Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers'

Association as set forth on Moneyline Telerate service) (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Agent) display page 3750 (or such other display page on the Moneyline Telerate service as may replace display page 3750) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. Such Euro-Rate may also be expressed by the following formula:

     Euro-Rate =      Average of London interbank offered rates quoted
                      by BBA or appropriate successor as shown on
                      Moneyline Telerate service display page 3750
                      --------------------------------------------
                           1.00 - Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Loan to which the Euro-Rate Option applies that is outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

          (B) with respect to Optional Currency Loans comprising any Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by Agent by dividing (i) the rate of interest per annum determined by Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the rate of interest per annum for deposits in the relevant Optional Currency which appears on the relevant Telerate Page (or, if no such quotation is available on such Telerate Page, on the appropriate Reuters Screen) at approximately 9:00 a.m., Pittsburgh time, two (2) Business Days prior to the first day of such Interest Period for delivery on the first day of such Interest Period for a period, and in an amount, comparable to such Interest Period and principal amount of such Borrowing Tranche ("LIBO RATE") by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. Such Euro-Rate may also be expressed by the following formula:

                              LIBO Rate
     Euro-Rate =
                -----------------------------------------
                  1 - Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Euro-Rate Option outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error. The Euro-Rate for any Loans shall be based upon the Euro-Rate for the currency in which such Loans are requested.

          EURO-RATE OPTION shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.1(ii).

          EURO-RATE RESERVE PERCENTAGE shall mean as of any day the maximum percentage in effect on such day: (i) as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities"); and (ii) to be maintained by a Bank as required for reserve liquidity, special deposit, or a similar purpose by any governmental or monetary authority of any country or political subdivision thereof (including any central bank), against (A) any category of liabilities that includes deposits by reference to which a Euro-Rate is to be determined, or (B) any category of extension of credit or other assets that includes Loans or Borrowing Tranches to which a Euro-Rate applies.

          EVENT OF DEFAULT shall mean any of the events described in Section 9.1 and referred to therein as an "Event of Default."

          EXCLUDED SUBSIDIARY shall mean any Person in which any Loan Party or any Subsidiary of any Loan Party has made an Investment permitted by Section 8.2.4(v) and which Person, as provided in the definition of Subsidiary, the Loan Parties shall have elected to not treat as a Subsidiary for purposes of the Loan Documents.

          EXECUTIVE ORDER NO. 13224 shall mean Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

          EXISTING LETTER OF CREDIT shall mean the Letter of Credit issued at the request of the Borrower, by PNC Bank, on or about June 23, 2004, for the benefit of the State of Wisconsin Department of Health and Family Services, in the face amount of $750,000.

          EXPIRATION DATE shall mean, with respect to the Revolving Credit Commitments, June 30, 2009.

          FEDERAL FUNDS EFFECTIVE RATE for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; PROVIDED, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

          FEDERAL FUNDS OPEN RATE. The rate per annum determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the "open" rate for federal funds transactions as of the opening of business for federal funds transactions among members of the Federal Reserve System arranged by federal funds brokers on such day, as quoted by Garvin Guybutler, any successor entity thereto, or any other broker selected by the Bank, as set forth on the applicable Telerate display page; provided, however; that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the "open" rate on the immediately preceding Business Day, or if no such rate shall be quoted by a Federal funds broker at such time, such other rate as determined by the Agent in accordance with its usual procedures.

          FIRST TIER FOREIGN SUBSIDIARY shall mean, at any date of determination, each Foreign Subsidiary in which any one or more of the Borrower and/or any of its Domestic Subsidiaries owns more than 50%, in the aggregate, of the Voting Stock of such Foreign Subsidiary.

          FOREIGN SUBSIDIARY shall mean any Subsidiary of the Borrower which is not a Domestic Subsidiary.

          GAAP shall mean generally accepted accounting principles as are in effect in the United States from time to time, subject to the provisions of
Section 1.3, and applied on a consistent basis both as to classification of items and amounts.

          GLENBOROUGH LETTER OF CREDIT shall mean the Letter of Credit, in the face amount of $700,000, and with a maximum maturity of twenty-four months from the date of issuance, issued on behalf of the Loan Parties for the benefit of Glenborough Properties, L.P., which Letter of Credit is intended to replace the B of A/Glenborough Letter of Credit.

          GOVERNMENTAL ACTS shall have the meaning assigned to that term in
Section 2.10.8.

          GUARANTOR shall mean each of the parties to this Agreement which is designated as a "Guarantor" on the signature page hereof and each other Person which joins this Agreement as a Guarantor after the date hereof pursuant to
Section 11.18.

          GUARANTOR JOINDER shall mean a joinder by a Person as a Guarantor under this Agreement, the Guaranty Agreement and the other Loan Documents in the form of EXHIBIT 1.1(G)(1).

          GUARANTY of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

          GUARANTY AGREEMENT shall mean the Guaranty and Suretyship Agreement in substantially the form of EXHIBIT 1.1(G)(2) executed and delivered by each of the Guarantors to the Agent for the benefit of the Banks.

          HEDGE shall mean an interest rate or currency swap, collar, cap, adjustable strike cap, adjustable strike corridor or similar agreements entered into by the Loan Parties or their Subsidiaries in the ordinary course of business and not for speculative purpose, in order to provide protection to, or minimize the impact upon, the Borrower, the Guarantor and/or their Subsidiaries of increasing floating rates of interest applicable to Indebtedness or fluctuations in exchange rates, as the case may be.

          HISTORICAL STATEMENTS shall have the meaning assigned to that term in
Section 6.1.9(i).

          INDEBTEDNESS shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, (iv) net reimbursement obligations (contingent or otherwise) under any currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, (v) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business), or (vi) any Guaranty of Indebtedness for borrowed money.

          INELIGIBLE SECURITY shall mean any security which may not be underwritten or dealt in by member banks of the Federal Reserve System under
Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

          INSOLVENCY PROCEEDING shall mean, with respect to any Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors; undertaken under any Law.

          INTERCOMPANY INDEBTEDNESS shall mean, as of any date of determination, Indebtedness payable by the Borrower to any Consolidated Subsidiary or by any Consolidated Subsidiary to either the Borrower or any other Consolidated Subsidiary. It is expressly agreed that Intercompany Indebtedness shall not include any Indebtedness payable by the Borrower or any Consolidated Subsidiary to any Excluded Subsidiary.

          INTEREST COVERAGE RATIO shall mean the ratio of the amounts under the following clauses (a) and (b): (a) Consolidated EBITDA (as the numerator) to (b) Consolidated Interest Expense (as the denominator). For purposes of calculating the Interest Coverage Ratio, Consolidated EBITDA and Consolidated Interest Expense shall be determined as of the end of each fiscal quarter of the Borrower for the four fiscal quarters then ended.

          INTEREST PERIOD shall mean the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans bear interest under the Euro-Rate Option. Subject to the last sentence of this definition such period shall be (i) one, two, three or six Months if Borrower selects the Euro-Rate Option with respect to Loans in Dollars, and (ii) one, two, three or six Months with respect to Loans in an Optional Currency. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the Euro-Rate Option if the Borrower is renewing or converting to the Euro-Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date.

          INTEREST RATE OPTION shall mean any Euro-Rate Option or Base Rate Option.

          INTERIM STATEMENTS shall have the meaning assigned to that term in
Section 6.1.9(i).

          INTERNAL REVENUE CODE shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

          INVESTMENTS shall mean collectively all of the following with respect to any Person: (i) investments or contributions by any of the Loan Parties or their Subsidiaries directly or indirectly in or to the capital of or other payments to (except in connection with transactions for the sale of goods or services for fair value in the ordinary course of business) such Person, (ii) loans or advances by any of the Loan Parties or their Subsidiaries to such Person, (iii) guaranties by any Loan Party or any Subsidiary of any Loan Party directly or indirectly of the obligations of such Person, (iv) other credit enhancements of any Loan Party or any Subsidiary of any Loan Party to or for the benefit of such Person, or (v) if such Loan Party or any Subsidiary of any Loan Party is liable as a matter of law for the obligations of such Person, obligations, contingent or otherwise, of such Person. If the nature of an Investment is tangible property then the amount of such Investment shall be determined by valuing such property at fair value in accordance with the past practice of the Loan Parties and such fair values shall be satisfactory to the Agent, in its reasonable discretion.

          LAW shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or settlement agreement with any Official Body.

          LETTER OF CREDIT shall have the meaning assigned to that term in
Section 2.10.1.

          LETTER OF CREDIT BORROWING shall have the meaning assigned to such term in Section 2.10.3.4.

          LETTER OF CREDIT FEE shall have the meaning assigned to that term in
Section 2.10.2.

          LETTERS OF CREDIT OUTSTANDING shall mean at any time the sum of (i) the aggregate undrawn face amount of outstanding Letters of Credit and (ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations and Letter of Credit Borrowings.

          LEVERAGE RATIO shall mean the ratio of the amounts under the following clauses (a) and (b): (a) Total Debt (as the numerator) to (b) Consolidated EBITDA (as the denominator). For purposes of calculating the Leverage Ratio (and unless otherwise expressly stated in this Agreement), Total Debt shall be determined as of the end of each fiscal quarter of the Borrower and Consolidated EBITDA shall be determined as of the end of each fiscal quarter of the Borrower for the four fiscal quarters then ended.

          LIEN shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

          LOAN DOCUMENTS shall mean this Agreement, the Agent's Letter, the Guaranty Agreement, the Pledge Agreement, the Subsidiary Pledge Agreement, the Notes and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and LOAN DOCUMENT shall mean any of the Loan Documents.

          LOAN PARTIES shall mean the Borrower and the Guarantors.

          LOAN REQUEST shall mean a request for a Revolving Credit Loan or a request to select, convert to or renew a Base Rate Option or Euro-Rate Option with respect to an outstanding Revolving Credit Loan in accordance with Section
2.5 and 4.1.

          LOANS shall mean collectively and LOAN shall mean separately all Revolving Credit Loans and, Swing Loans, or any Revolving Credit Loan or Swing Loan.

          MATERIAL ADVERSE CHANGE shall mean any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition, results of operations or (as to Section 7.1.8 only) prospects of the Loan Parties taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of the Loan Parties taken as a whole to duly and punctually pay or perform its Indebtedness, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Agent or any of the Banks, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

          MATERIAL ADVERSE EFFECT shall mean any set of circumstances or events which has a material adverse effect on (a) the business, properties, operations, assets, financial condition or results of operations of the Loan Parties taken as a whole, or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agent or the Banks hereunder or thereunder.

          MATERIAL DOMESTIC SUBSIDIARY shall mean any Domestic Subsidiary of the Borrower that is also a Material Subsidiary.

          MATERIAL FIRST TIER FOREIGN SUBSIDIARY shall mean a First Tier Foreign Subsidiary that is also a Material Subsidiary.

          MATERIAL SUBSIDIARY shall mean, as of any date of determination, any Domestic Subsidiary or any Foreign Subsidiary that, together with its Subsidiaries on a consolidated basis, (a) owns assets (excluding assets that pursuant to GAAP principles of consolidation would be eliminated from the consolidated balance sheet of the Borrower as of such date of determination) on such date of determination equal to at least ten percent (10%) of the total assets of the Borrower and its Subsidiaries on a consolidated basis on such date of determination or (b) generated revenues (excluding revenues that pursuant to GAAP principles of consolidation would be eliminated from the consolidated income statement of the Borrower as of such date of determination) for the twelve month period ending on such date of determination equal to at least ten percent (10%) of the total revenues of the Borrower and its Subsidiaries on a consolidated basis for such period.

          MONTH, with respect to an Interest Period under the Euro-Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any Euro-Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

          MOODY'S shall mean Moody's Investors Service, Inc. and its successors or assigns in the business of such company in the rating of securities.

          MULTIEMPLOYER PLAN shall mean any employee benefit plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

          MULTIPLE EMPLOYER PLAN shall mean a Plan which has two or more contributing sponsors (including the Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

          NOTES shall mean the Revolving Credit Notes and the Swing Note, if any.

          NOTICES shall have the meaning assigned to that term in Section 11.6.

          OBLIGATION shall mean any obligation or liability of any of the Loan Parties to the Agent or any of the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, the Notes, the Letters of Credit, the Agent's Letter or any other Loan Document. Obligations shall include the liabilities to any Bank under any Bank-Provided Hedge but shall not include the liabilities to other Persons under any other Hedge. So long as Bank of America is a Bank, Obligations shall include the liabilities and reimbursement obligations of the Loan Parties to Bank of America in respect of the B of A/Glenborough Letter of Credit.

          OFFICIAL BODY shall mean any national, federal, state, local or other government or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

          OPTIONAL CURRENCY shall mean any of the following currencies: British Pounds Sterling, Japanese Yen, Swiss Francs, and the Euro and any other currency approved by Agent and all of the Banks pursuant to Section 2.11.5.

          OPTIONAL CURRENCY LOAN PROCESSING FEES shall have the meaning assigned to such term in Section 10.15.

          ORIGINAL CURRENCY shall have the meaning assigned to such term in
Section 5.10.1.

          OTHER CURRENCY shall have the meaning assigned to such term in Section 5.10.1.

          OVERNIGHT RATE shall mean for any day with respect to any Loans in an Optional Currency, the rate of interest per annum as determined by the Agent at which overnight deposits in such currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day in the applicable offshore interbank market.

          PARTICIPATION ADVANCE shall mean, with respect to any Bank, such Bank's payment in respect of its participation in a Letter of Credit Borrowing according to its Ratable Share pursuant to Section 2.10.4.

          PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

          PERMITTED ACQUISITIONS shall have the meaning assigned to such term in
Section 8.2.6.

          PERMITTED INVESTMENTS shall mean:

          (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition,

          (b) U.S. dollar denominated time and demand deposits and certificates of deposit of (i) any Bank, (ii) any domestic commercial bank having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition,

          (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition,

          (d) repurchase agreements with a bank or trust company (including any of the Banks) or securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which the Borrower shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations,

          (e) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, rated A-1 (or the equivalent thereof) or better from S&P or rated P-1 (or the equivalent thereof) or better from Moody's,

          (f) Euro time deposits having a maturity of less than one year purchased from any Bank directly (whether or not such deposit is with such Bank or any other Bank hereunder),

          (g) investments in portfolios comprised of securities rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and having a total average maturity not to exceed 24 months,

          (h) cash on hand and in bank accounts, and

          (i) investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to investments of the character described in the foregoing subdivisions (a) through
(h).

          PERMITTED LIENS shall mean:

          (i) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable;

          (ii) Pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

          (iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

          (iv) Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations; or surety, appeal, indemnity, performance bonds, other similar bonds or obligations of a like nature required in the ordinary course of business;

          (v) Encumbrances consisting of rights-of-way, zoning restrictions, easements or other similar encumbrances, charges or restrictions on the use of real property or other minor defects or irregularities in title so long as all of the foregoing: (w) are incurred in the ordinary course of business, (x) are not in the aggregate substantial in amount, (y) do not materially impair the use of such property or the value thereof, and (z) none of which is violated in any material respect by existing or proposed structures or land use;

          (vi) Liens, security interests and mortgages in favor of the Agent for the benefit of the Banks securing the Obligations including liabilities under any Bank-Provided

Hedge and, so long as Bank of America is a Bank, liabilities existing under the B of A/Glenborough Letter of Credit;

          (vii) Any Lien existing on the date of this Agreement and described on
SCHEDULE 1.1(P), PROVIDED that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien;

          (viii) Purchase Money Security Interests, PROVIDED that the aggregate amount of loans and deferred payments secured by such Purchase Money Security Interests shall not exceed $30,000,000 (excluding for the purpose of this computation any loans or deferred payments secured by Liens described on
SCHEDULE 1.1(P));

          (ix) Judgment Liens that would not otherwise constitute an Event of Default;

          (x) The Liens set forth in items (1) through (3) below of this clause
(x) so long as such Liens are in accordance with the applicable requirements of such items set forth below and so long as (i) neither the aggregate outstanding principal amount of the Indebtedness secured thereby, nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds in the aggregate for the Borrower and its Subsidiaries the amount of Indebtedness permitted by Section 8.2.1(viii):

               (1) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; PROVIDED that (x) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (y) the Indebtedness secured thereby does not exceed the cost (excluding transaction costs) of acquiring, constructing or improving such fixed or capital assets and (z) such Liens shall not encumber any property or assets of the Borrower or any of its Subsidiaries other than the property financed by such Indebtedness;

               (2) Any Lien existing on any assets or Person prior to the time, as part of a Permitted Acquisition, such assets are acquired by the Borrower or a Subsidiary of the Borrower or such Person is acquired and becomes a Subsidiary of the Borrower; PROVIDED that (x) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary of the Borrower, as the case may be, (y) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary of the Borrower, and (z) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary of the Borrower, as the case may be, and extensions, renewals, refinancings and replacements thereof that do not increase the outstanding principal amount thereof; and

               (3) other Liens on assets of the Borrower or any of its Subsidiaries not otherwise specified in this definition of Permitted Liens;

          (xii) Liens arising by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights as to deposit accounts or other funds maintained, in either case, in the ordinary course of business with a creditor depository institution;

          (xiii) Any interest or title of a lessor or sublessor under any lease or sublease entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of its business and covering only the assets so leased or subleased; and leases or subleases granted to others, in the ordinary course of the Borrower's or its Subsidiaries' business, not interfering in any material respect with the business of the Borrower or any of its Subsidiaries;

          (xiv) Liens, in the ordinary course of the Borrower's or its Subsidiaries' business, in favor of customs and revenue authorities as a matter of law to secure payment of custom duties;

          (xv) Liens securing the Cash Pooling Obligations so long as such Liens are on assets of Foreign Subsidiaries on deposit in accounts with financial institutions providing such Cash Pooling Obligations to such Foreign Subsidiaries;

          (xvi) Liens incurred in the ordinary course of business of the Loan Parties and their Subsidiaries on assets of the Loan Parties and their Subsidiaries, which Liens secure surety, appeal, indemnity, performance or other similar bonds or obligations of a like nature required in the ordinary course of business of the Loan Parties and their Subsidiaries so long as the aggregate net book value of the assets of the Loan Parties and their Subsidiaries secured by all Liens permitted by this clause (xvi) does not exceed $20,000,000; and

          (xvii) The following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not affect the Pledged Collateral or in the aggregate materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan Documents:

               (1) Claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty, PROVIDED that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

               (2) Claims, Liens or encumbrances upon, and defects of title to, personal property (other than the Pledged Collateral), including any attachment of personal property or other legal process prior to adjudication of a dispute on the merits; or

               (3) Claims or Liens of mechanics, materialmen, warehousemen, carriers, landlords or other statutory nonconsensual Liens.

          PERSON shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

          PLAN shall mean at any time an employee pension benefit plan (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or
(ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

          PLEDGE AGREEMENT shall mean the Pledge Agreement in substantially the form of EXHIBIT 1.1(P) executed and delivered by the Borrower to the Agent.

          PLEDGED COLLATERAL shall mean the shares of common stock and other property owned by certain of the Loan Parties in which security interests are to be granted under the Pledge Agreement.

          PNC BANK shall mean PNC Bank, National Association, its successors and assigns.

          POTENTIAL DEFAULT shall mean any event or condition which with notice or passage of time, or any combination of the foregoing, would constitute an Event of Default.

          PRINCIPAL OFFICE shall mean the main banking office of the Agent in Pittsburgh, Pennsylvania.

          PRIOR SECURITY INTEREST shall mean a valid and enforceable perfected first-priority security interest under the Uniform Commercial Code and under all other applicable Law in the Pledged Collateral which is subject only to Liens for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute.

          PROHIBITED TRANSACTION shall mean any prohibited transaction as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor PROVIDED, HOWEVER, that a Prohibited Transaction shall not include any transaction exempt from Section 4975 of the Internal Revenue Code by reason of the applicability of Section 4975(d) thereof or any transaction exempt from Section 406 of ERISA by reason of the applicability of
Section 408 thereof.

          PROPERTY shall mean all real property, both owned and leased, of any Loan Party or Subsidiary of a Loan Party.

          PURCHASE MONEY SECURITY INTEREST shall mean Liens upon tangible personal property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property.

          PURCHASING BANK shall mean a Bank which becomes a party to this Agreement by executing an Assignment and Assumption Agreement.

          RATABLE SHARE shall mean the proportion that a Bank's Commitment (excluding the Swing Loan Commitment) bears to the Commitments (excluding the Swing Loan Commitments) of all of the Banks.

          REGULATED SUBSTANCES shall mean, without limitation, any substance, material or waste, regardless of its form or nature, defined under Environmental Laws as a "hazardous substance," "pollutant," "pollution," "contaminant," "hazardous or toxic substance," "extremely hazardous substance," "toxic chemical," "toxic substance," "toxic waste," "hazardous waste," "special handling waste," "industrial waste," "residual waste," "solid waste," "municipal waste," "mixed waste," "pesticide," "infectious waste," "chemotherapeutic waste," "medical waste," or "regulated substance" or any other material, substance or waste, regardless of its form or nature, which is regulated, controlled or governed by Environmental Laws due to its radioactive, ignitable, corrosive, reactive, explosive, toxic, carcinogenic or infectious properties or nature, or which otherwise is regulated, controlled or governed by any applicable Environmental Law, including without limitation, petroleum and petroleum products (including crude oil and any fractions thereof), natural gas, synthetic gas and any mixtures thereof, asbestos, urea formaldehyde, polychlorinated biphenlys, mercury, radon and radioactive material.

          REGULATION U shall mean Regulation U, T, or X as promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

          REIMBURSEMENT OBLIGATION shall have the meaning assigned to such term in Section 2.10.3.2.

          REMEDIAL ACTION shall mean any investigation, identification, preliminary assessment, characterization, delineation, feasibility study, cleanup, corrective action, removal, remediation, risk assessment, fate and transport analysis, in-situ treatment, containment, operation and maintenance or management in-place, control, abatement or other response actions to Regulated Substances and any closure and post-closure measures associated therewith.

          REPORTABLE EVENT shall mean a reportable event described in Section 4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan, unless notice to the PBGC has been waived under the following subsections of PBGC Regulation Subsection 4043: .23, .24 and .32.

          REQUIRED BANKS shall mean

          (A) if there are no Loans, Reimbursement Obligations or Letter of Credit Borrowings outstanding, Required Banks shall mean Banks whose Commitments (excluding the Swing Loan Commitments) aggregate at least 51% of the Commitments of all of the Banks, or

          (B) if there are Loans, Reimbursement Obligations, or Letter of Credit Borrowings outstanding, Required Banks shall mean:

          (i) prior to a termination of the Commitments hereunder pursuant to
Section 9.2.1 or 9.2.2, any Bank or group of Banks if the sum of the Loans (excluding the Swing Loans), Reimbursement Obligations and Letter of Credit Borrowings of such Banks then outstanding aggregates at least 51% of the total principal amount of all of the Loans (excluding the Swing Loans), Reimbursement Obligations and Letter of Credit Borrowings then outstanding.

          (ii) after a termination of the Commitments hereunder pursuant to
Section 9.2.1 or 9.2.2, any Bank or group of Banks if the sum of the Loans, Reimbursement Obligations and Letter of Credit Borrowings of such Banks then outstanding aggregates at least 51% of the total principal amount of all of the Loans, Reimbursement Obligations and Letter of Credit Borrowings then outstanding.

Reimbursement Obligations and Letter of Credit Borrowings shall be deemed, for purposes of this definition, to be in favor of the Agent and not a participating Bank if such Bank has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Bank to the extent of its Participation Advance if it has made its Participation Advance in respect thereof.

          REQUIRED ENVIRONMENTAL PERMITS shall mean all permits, licenses, bonds or other forms of financial assurances, consents, registrations, identification numbers, approvals or authorizations required under Environmental Laws to own, occupy or maintain the Property or which otherwise are required for the operations and business activities of the Borrower or Guarantors or for the performance of a Remedial Action.

          REQUIRED SHARE shall have the meaning assigned to such term in Section 5.9.

          REVOLVING CREDIT COMMITMENT shall mean, as to any Bank at any time, the amount initially set forth opposite its name on SCHEDULE 1.1(B) in the column labeled "Amount of Commitment for Revolving Credit Loans," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, and REVOLVING CREDIT COMMITMENTS shall mean the aggregate Revolving Credit Commitments of all of the Banks.

          REVOLVING CREDIT LOANS shall mean collectively and REVOLVING CREDIT LOAN shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Banks or one of the Banks to the Borrower pursuant to Section
2.1 or 2.10.3.

          REVOLVING CREDIT NOTE shall mean collectively all the Revolving Credit Notes of the Borrower in the form of EXHIBIT 1.1(R) evidencing the Revolving Credit Loans to such Bank, together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part and REVOLVING CREDIT NOTE shall mean any of them separately.

          SAFETY COMPLAINTS shall mean any (i) written notice of non-compliance or violation, citation or order relating in any way to any Safety Law; (ii) civil, criminal, administrative or regulatory investigation, or judicial action, suit, claim or proceeding instituted by an Official Body relating in any way to any Safety Law;
(iii) civil, criminal, administrative or regulatory or judicial action, suit, claim or proceeding instituted by any Official Body for civil or administrative penalties, criminal fines or penalties, or declaratory or equitable relief arising under any Safety Laws; or (iv) subpoena, request for information or other written notice or demand of any type issued by an Official Body pursuant to any Safety Laws.

          SAFETY LAWS shall mean the Occupational Safety and Health Act, 29 U.S.C. SECTION 651 et seq., as amended, and any regulations promulgated thereunder or any equivalent or other foreign, territorial, provincial state or local Law, each as amended, and any regulations promulgated thereunder, pertaining or relating to the protection of employees from exposure to Regulated Substances or hazardous conditions in the workplace (but excluding workers compensation and wage and hour laws).

          SEC shall mean the Securities and Exchange Commission or any governmental agencies substituted therefor.

          SECTION 20 SUBSIDIARY shall mean the Subsidiary of the bank holding company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

          SETTLEMENT DATE shall mean the date (occurring no less than once each calendar week) selected from time to time by the Agent on which the Agent elects to effect settlement pursuant to Section 5.9.

          SOLVENT shall mean, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          STANDARD & POOR'S OR S&P shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

          STANDBY LETTER OF CREDIT shall mean a Letter of Credit issued to support obligations of one or more of the Loan Parties, contingent or otherwise, which finance the working capital and business needs of the Loan Parties incurred in the ordinary course of business, but excluding any letter of credit under which the stated amount of such letter of credit increases automatically over time.

          SUBSIDIARY of any Person at any time shall mean (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, (ii) any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries,
(iii) any limited liability company of which such Person is a member or of which 50% or more of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled by such Person or one or more of such Person's Subsidiaries. It is expressly agreed that, notwithstanding the foregoing definition of Subsidiary, the Loan Parties, upon written notice to the Agent and the Banks, may elect that any Person in which any Loan Party or any Subsidiary of any Loan Party has made an Investment permitted by Section 8.2.4(v) shall not be treated as a Subsidiary for all purposes of the Loan Documents (including, without limitation, for purposes of the representations, warranties, covenants and defaults thereof) and in the event of such election, it is expressly agreed that the assets, liabilities, equity, net worth and results of operations of such Person subject to such election shall be excluded from the determination of the financial covenants set forth in Sections 8.2.15 [Maximum Leverage Ratio] through 8.2.17 [Minimum Net Worth], any other financial covenant (pro-forma or otherwise) set forth in the Loan Documents and for purposes of determining the Applicable Margin.

          SUBSIDIARY PLEDGE AGREEMENT shall mean the Pledge Agreement in substantially the form of EXHIBIT 1.1(S)(1) executed and delivered, by each Guarantor which owns Pledged Collateral, to the Agent.

          SUBSIDIARY SHARES shall mean all issued and outstanding capital stock, partnership interests, limited liability company member interests or other equity interests of each Material Domestic Subsidiary and of each Material First Tier Foreign Subsidiary.

          SWING LOAN COMMITMENT shall mean PNC Bank's commitment to make Swing Loans to the Borrower pursuant to Section 2.2.1 hereof in an aggregate principal amount up to $10,000,000.

          SWING LOAN NOTE shall mean the Swing Loan Note of the Borrower in the form of EXHIBIT 1.1(S)(2) evidencing the Swing Loans, together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

          SWING LOAN REQUEST shall mean a request for Swing Loans made in accordance with Section 2.5.2 hereof.

          SWING LOANS shall mean collectively and SWING LOAN shall mean separately all Swing Loans or any Swing Loan made by PNC Bank to the Borrower pursuant to Section 2.2.1 hereof.

          TOTAL DEBT shall mean, as of any date of determination, the amount under the following clause (a) less the amount under the following clause (b):

          (a) as of the date of determination the aggregate amount for the Borrower and its Subsidiaries (determined without duplication) of Indebtedness, less

          (b) the sum of (i) as of the date of determination the aggregate amount for the Borrower and its Subsidiaries (determined without duplication) of account deficits arising from Cash Pooling Obligations, which account deficits do not result in overdrafts, plus (ii) as of the date of determination the aggregate amount for the Borrower and its Subsidiaries (determined without duplication) of Intercompany Indebtedness (it being expressly understood that any Indebtedness payable by the Borrower or any Consolidated Subsidiary to any Excluded Subsidiary shall not be included as Intercompany Indebtedness).

          TRANSFEROR BANK shall mean the selling Bank pursuant to an Assignment and Assumption Agreement.

          TREASURY REGULATIONS shall mean the regulations promulgated under the Internal Revenue Code of the U.S.

          UNIFORM COMMERCIAL CODE shall have the meaning assigned to that term in Section 6.1.26 [Security Interests].

          U.S. means the United States of America.

          USA PATRIOT ACT shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

          VOTING STOCK of a corporation, limited liability company or partnership means, at any time, all classes of the capital stock, equivalent ownership interests or other voting securities of such Person then outstanding and ordinarily entitled to vote in the election of directors (or similar governing authority).

      1.2 CONSTRUCTION.

     Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

           1.2.1. NUMBER; INCLUSION.

                  references to the plural include the singular, the plural, the part and the whole; "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation";

           1.2.2. DETERMINATION.

                  references to "determination" of or by the Agent or the Banks shall be deemed to include good-faith estimates by the Agent or the Banks (in the case of quantitative determinations) and good-faith beliefs by the Agent or the Banks (in the case of qualitative determinations) and such determination shall be conclusive absent manifest error;

           1.2.3. AGENT'S DISCRETION AND CONSENT.

                  whenever the Agent or the Banks are granted the right herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised in good faith;

           1.2.4. DOCUMENTS TAKEN AS A WHOLE.

                  the words "hereof," "herein," "hereunder," "hereto" and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

           1.2.5. HEADINGS.

                  the section and other headings contained in this Agreement or such other Loan Document and the Table of Contents (if any), preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

           1.2.6. IMPLIED REFERENCES TO THIS AGREEMENT.

                  article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified;

           1.2.7. PERSONS.

                  reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity;

           1.2.8. MODIFICATIONS TO DOCUMENTS.

                  reference to any agreement (including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated;

           1.2.9. FROM, TO AND THROUGH.

                  relative to the determination of any period of time, "from" means "from and including," "to" means "to but excluding," and "through" means "through and including"; and

          1.2.10. SHALL; WILL.

                  references to "shall" and "will" are intended to have the same meaning.

     1.3 ACCOUNTING PRINCIPLES.

     Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; PROVIDED, HOWEVER, that all accounting terms used in Section 8.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 8.2 shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Annual Statements referred to in Section 6.1.9((i)) [Historical Statements]. In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 8.2 based upon the Borrower's regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Borrower's financial statements at that time, PROVIDED, HOWEVER, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) either the Agent or the Required Banks shall so object in writing within 60 days after delivery of such financial statements (or after the Banks have been informed of the changes in GAAP affecting such financial statements, if later), then for the period following such objection, unless otherwise agreed by the Borrower and the Required Banks, such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Banks as to which no such objection shall have been made.

     2. REVOLVING CREDIT AND SWING LOAN FACILITIES

     2.1 REVOLVING CREDIT COMMITMENTS.

           2.1.1. REVOLVING CREDIT LOANS.

                  Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Revolving Credit Loans in either Dollars or one or more Optional Currencies to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date provided that (i) after giving effect to each such Loan the aggregate Dollar Equivalent amount of Loans from such Bank shall not exceed such Bank's Revolving Credit Commitment minus such Bank's Ratable Share of the Dollar Equivalent amount of Letters of Credit Outstanding and further minus such Bank's Ratable Share of outstanding Swing Loans, and (ii) no Loan to which the Base Rate Option applies shall be made in an Optional Currency, and PROVIDED, FURTHER that the Dollar Equivalent Revolving Facility Usage at any time shall not exceed the Revolving Credit Commitments of all the Banks. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.

     2.2 SWING LOAN COMMITMENT.

           2.2.1. SWING LOANS.

                  Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, and in order to facilitate loans and repayments between Settlement Dates, PNC Bank may, at its option, cancelable at any time for any reason whatsoever, make swing loans (the "Swing Loans") to the Borrower at any time or from time to time after the date hereof to, but not including, the Expiration Date, in an aggregate principal amount up to but not in excess of $10,000,000 (the "Swing Loan Commitment"), PROVIDED that the Dollar Equivalent Revolving Facility Usage at any time, shall not exceed the Revolving Credit Commitments of all the Banks. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.2.1.

     2.3 NATURE OF BANKS' OBLIGATIONS WITH RESPECT TO REVOLVING CREDIT LOANS.

     Each Bank shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.5 [Revolving Credit Loan Requests] in accordance with its Ratable Share. The aggregate Dollar Equivalent amount of each Bank's Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the Dollar Equivalent amount of Letters of Credit Outstanding, subject to
Section 5.4.6 [Mandatory Prepayment-Currency Fluctuations]. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The

Banks shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

     2.4 COMMITMENT FEES.

     Accruing from the date hereof until the Expiration Date, the Borrower agrees to pay to the Agent in Dollars for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a nonrefundable commitment fee (the "Commitment Fee") equal to the Applicable Commitment Fee Rate (computed on the basis of a year of 360 days, as the case may be, and actual days elapsed) on the average daily difference between the amount of (i) such Bank's Revolving Credit Commitment as the same may be constituted from time to time (for purposes of this computation, PNC Bank's Swing Loans shall be deemed to be borrowed amounts under its Revolving Credit Commitment) and the (ii) the sum of such Bank's Revolving Credit Loans outstanding plus its Ratable Share of Letters of Credit Outstanding. All Commitment Fees shall be payable in arrears on the first day of each July, October, January and April after the date hereof and on the Expiration Date or upon acceleration of the Loans.

     2.5 REVOLVING CREDIT LOAN REQUESTS; SWING LOAN REQUESTS.

           2.5.1. REVOLVING CREDIT LOAN REQUESTS.

                  Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans pursuant to Section 4.2 [Interest Periods], by delivering to the Agent, not later than 11:00 a.m., Pittsburgh time, (i) three
(3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans in Dollars to which the Euro-Rate Option applies or the date of conversion to or the renewal of the Euro-Rate Option for any such Loans and four (4) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans in an Optional Currency or the date of conversion to or renewal of the Euro-Rate Option for Revolving Credit Loans in an Optional Currency; and (ii) one (1) Business Day prior to either the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed Loan Request therefor substantially in the form of EXHIBIT 2.5.1. Each Loan Request shall be irrevocable and shall specify
(i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Loans (expressed in the currency in which such Loans shall be funded if such Loans shall be funded in an Optional Currency) comprising each Borrowing Tranche, the Dollar Equivalent amount of which shall be in integral multiples of $1,000,000 and not less than $5,000,000 for each Borrowing Tranche to which the Euro-Rate Option applies and in integral multiples of $100,000 and not less than the lesser of $500,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies; (iii) whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Loans comprising the applicable Borrowing Tranche; (iv) the currency in which such Loans shall be funded if the Borrower is electing the Euro-Rate Option; and (v) in the case of a Borrowing Tranche to which the Euro-Rate Option applies, an appropriate Interest Period for the Loans comprising such Borrowing Tranche.

           2.5.2. SWING LOAN REQUESTS.

                  Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request PNC Bank to make Swing Loans by delivery to PNC Bank not later than noon Pittsburgh time on the proposed Borrowing Date of a duly completed request therefor substantially in the form of
EXHIBIT 2.5.2 hereto (each, a "Swing Loan Request"). Each Swing Loan Request shall be irrevocable and shall specify the proposed Borrowing Date and the principal amount of such Swing Loan, which shall be in integral multiples of $500,000 and not less than $1,000,000.

     2.6 MAKING REVOLVING CREDIT LOANS AND SWING LOANS; REVOLVING CREDIT NOTES AND SWING NOTES.

           2.6.1. MAKING REVOLVING CREDIT LOANS.

                  The Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.5 [Revolving Credit Loan Requests], notify the Banks of its receipt of such Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of the Revolving Credit Loans requested thereby; (ii) the amount and type of each such Revolving Credit Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Banks of such Revolving Credit Loans as determined by the Agent in accordance with Section 2.3 [Nature of Banks' Obligations]. Each Bank shall remit the principal amount of each Revolving Credit Loan to the Agent such that the Agent is able to, and the Agent shall, to the extent the Banks have made funds available to it for such purpose and subject to Section 7.2 [Each Additional Loan], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., Pittsburgh time, on the applicable Borrowing Date, PROVIDED that if any Bank fails to remit such funds to the Agent in a timely manner, the Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Bank on such Borrowing Date, and such Bank shall be subject to the repayment obligation in Section 10.16 [Availability of Funds].

           2.6.2. MAKING SWING LOANS.

                  So long as PNC Bank elects to make Swing Loans, PNC Bank shall, after receipt by it of a Swing Loan Request pursuant to Section 2.5.2, fund such Swing Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to two o'clock p.m. Pittsburgh time on the Borrowing Date.

     2.7 SWING LOAN NOTE.

     The obligation of the Borrower to repay the unpaid principal amount of the Swing Loans made to it by PNC Bank together with interest thereon shall be evidenced by a demand promissory note of the Borrower dated the Closing Date in substantially the form attached hereto as EXHIBIT 1.1(S)(2) payable to the order of PNC Bank in a face amount equal to the Swing Loan Commitment.

     2.8 USE OF PROCEEDS.

     The proceeds of the Revolving Credit Loans shall be used for general corporate purposes of the Borrower and in accordance with Section 8.1.10 [Use of Proceeds]; provided, however, that none of the Commitments or the Loans shall be used for currency speculation or similar purposes.

     2.9 BORROWINGS TO REPAY SWING LOANS.

     PNC may, at its option, exercisable at any time for any reason whatsoever, demand repayment of the Swing Loans, and each Bank shall make a Revolving Credit Loan in an amount equal to such Bank's Ratable Share of the aggregate principal amount of the outstanding Swing Loans, plus, if PNC so requests, accrued interest thereon, PROVIDED that no Bank shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment. Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.5.1 without regard to any of the requirements of that provision. PNC shall provide notice to the Banks that such Revolving Credit Loans are to be made under this Section 2.9 and of the apportionment among the Banks, and the Banks shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 2.5.1 are then satisfied) by the time PNC so requests, which shall not be earlier than 3:00 p.m. Pittsburgh time on the Business Day next after the date the Banks receive such notice from PNC.

     2.10 LETTER OF CREDIT SUBFACILITY.

          2.10.1. ISSUANCE OF LETTERS OF CREDIT.

                  Borrower may request the issuance of a letter of credit (each a "Letter of Credit") on behalf of itself or another Loan Party by delivering or having such other Loan Party deliver to the Agent a completed application and agreement for letters of credit in such form as the Agent may specify from time to time by no later than 11:00 a.m., Pittsburgh time, at least three (3) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Each Letter of Credit shall be a Standby Letter of Credit (and may not be a Commercial Letter of Credit) and may be denominated in either Dollars or an Optional Currency. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.10, the Agent or any of the Agent's Affiliates will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of twenty four (24) months from the date of issuance in the case of the Glenborough Letter of Credit and, in the case of each other Letter of Credit, shall have a maximum maturity of twelve (12) months from the date of issuance, (B) in no event expire later than ten (10) Business Days prior to the Expiration Date and providing that in no event shall (i) the Dollar Equivalent amount of Letters of Credit Outstanding exceed, at any one time, $15,000,000 or
(ii) the Dollar Equivalent Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments and (C) in no event be amended to increase the amount thereof following the issuance thereof unless the conditions set forth in
Section 7.2 have been satisfied as
of the date of such amendment (treating such date the same as the date of issuance of a Letter of Credit). It is expressly agreed that the Existing Letter of Credit shall be deemed to be a Letter of Credit for all purposes of this Agreement and each other Loan Document.

          2.10.2. LETTER OF CREDIT FEES.

                  The Borrower shall pay in Dollars (i) to the Agent for the ratable account of the Banks a fee (the "Letter of Credit Fee") equal to the Applicable Letter of Credit Fee per annum, and (ii) to the Agent for its own account a fronting fee equal to 1/8% per annum (computed on the basis of a year of 360 days and actual days elapsed), which fees shall be computed on the daily average Dollar Equivalent amount of Letters of Credit Outstanding and shall be payable quarterly in arrears commencing with the first day of each January, April, July and October following issuance of each Letter of Credit and on the Expiration Date. The Borrower shall also pay to the Agent in Dollars for the Agent's sole account the Agent's then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Agent may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit.

          2.10.3. DISBURSEMENTS, REIMBURSEMENT.

                    2.10.3.1 Immediately upon the Issuance of each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Agent a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Bank's Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

                    2.10.3.2 In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Agent will promptly notify the Borrower. Provided that it shall have received such notice, the Borrower shall reimburse (such obligation to reimburse the Agent shall sometimes be referred to as a "Reimbursement Obligation") the Agent in Dollars prior to 12:00 noon, Pittsburgh time on each date that an amount is paid by the Agent under any Letter of Credit (each such date, an "Drawing Date") in an amount equal to the Dollar Equivalent amount so paid by the Agent. In the event the Borrower fails to reimburse the Agent for the full Dollar Equivalent amount of any drawing under any Letter of Credit by 12:00 noon, Pittsburgh time, on the Drawing Date, the Agent will promptly notify each Bank thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Banks in Dollars under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions set forth in
Section 7.2 [Each Additional Loan] other than any notice requirements. Any notice given by the Agent pursuant to this Section 2.10.3.2 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                    2.10.3.3 Each Bank shall upon any notice pursuant to Section
2.10.3.2 make available to the Agent an amount in Dollars in immediately available funds equal to its Ratable Share of the Dollar Equivalent amount of the drawing, whereupon the participating Banks shall (subject to Section 2.10.3.4) each be deemed to have made a Revolving Credit Loan in Dollars under the Base Rate Option to the Borrower in that amount. If any Bank so notified fails to make available in Dollars to the Agent for the account of the Agent the amount of such Bank's Ratable Share of such Dollar Equivalent amount by no later than 2:00 p.m., Pittsburgh time on the Drawing Date, then interest shall accrue on such Bank's obligation to make such payment, from the Drawing Date to the date on which such Bank makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Loans under the Base Rate Option on and after the fourth day following the Drawing Date. The Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Agent to give any such notice on the Drawing Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligation under this Section 2.10.3.3.

                    2.10.3.4 With respect to any unreimbursed drawing that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.10.3.2, because of the Borrower's failure to satisfy the conditions set forth in Section 7.2 [Each Additional Loan] other than any notice requirements or for any other reason, the Borrower shall be deemed to have incurred from the Agent a borrowing (each a "Letter of Credit Borrowing") in Dollars in the Dollar Equivalent amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Bank's payment to the Agent pursuant to Section 2.10.3.3 shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a "Participation Advance" from such Bank in satisfaction of its participation obligation under this Section 2.10.3.

          2.10.4. REPAYMENT OF PARTICIPATION ADVANCES.

                    2.10.4.1 Upon (and only upon) receipt by the Agent for its account of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Agent under the Letter of Credit with respect to which any Bank has made a Participation Advance to the Agent, or (ii) in payment of interest on such a payment made by the Agent under such a Letter of Credit, the Agent will pay to each Bank, in the same funds as those received by the Agent, the amount of such Bank's Ratable Share of such funds, except the Agent shall retain the amount of the Ratable Share of such funds of any Bank that did not make a Participation Advance in respect of such payment by Agent.

                    2.10.4.2 If the Agent is required at any time to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party to the Agent pursuant to Section 2.10.4.1 in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent the amount of its Ratable Share of any amounts so returned by the Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

          2.10.5. DOCUMENTATION.

                  Each Loan Party agrees to be bound by the terms of the Agent's application and agreement for letters of credit and the Agent's written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party's own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Agent shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

          2.10.6. DETERMINATIONS TO HONOR DRAWING REQUESTS.

                  In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Agent shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

          2.10.7. NATURE OF PARTICIPATION AND REIMBURSEMENT OBLIGATIONS.

                  Each Bank's obligation in accordance with this Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by
Section 2.10.3, as a result of a drawing under a Letter of Credit, and the Obligations of the Borrower to reimburse the Agent upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.10 under all circumstances, including the following circumstances:

                    (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Agent or any of its Affiliates, the Borrower or any other Person for any reason whatsoever;

                    (ii) the failure of any Loan Party or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Section 2.1 [Revolving Credit Commitments], 2.5 [Revolving Credit Loan Requests], 2.5.2 [Making Revolving Credit Loans] or 7.2 [Each Additional Loan] or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Banks to make Participation Advances under Section 2.10.3;

                    (iii) any lack of validity or enforceability of any Letter of Credit;

                    (iv) any claim of breach of warranty that might be made by any Loan Party or any Bank against any beneficiary of a Letter of Credit, or the existence of any claim, set-off, recoupment, counterclaim, crossclaim, defense or other right which any Loan Party or any Bank may have at any time against a beneficiary, successor beneficiary any transferee or assignee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), the Agent or its Affiliates or any Bank or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

                    (v) the lack of power or authority of any signer of (or any defect in or forgery of any signature or endorsement on) or the form of or lack of validity, sufficiency, accuracy, enforceability or genuineness of any draft, demand, instrument, certificate or other document presented under or in connection with any Letter of Credit, or any fraud or alleged fraud in connection with any Letter of Credit, or the transport of any property or provisions of services relating to a Letter of Credit, in each case even if the Agent or any of the Agent's Affiliates has been notified thereof;

                    (vi) payment by the Agent or any of its Affiliates under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

                    (vii) the solvency of, or any acts of omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit;

                    (viii) any failure by the Agent or any of Agent's Affiliates to issue any Letter of Credit in the form requested by any Loan Party, unless the Agent has received written notice from such Loan Party of such failure within three Business Days after the Agent shall have furnished such Loan Party a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice;

                    (ix) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

                    (x) any breach of this Agreement or any other Loan Document by any party thereto;

                    (xi) the occurrence or continuance of an Insolvency Proceeding with respect to any Loan Party;

                    (xii) the fact that an Event of Default or a Potential Default shall have occurred and be continuing;

                    (xiii) the fact that the Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and

                    (xiv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

          2.10.8. INDEMNITY.

                  In addition to amounts payable as provided in Section 10.5 [Reimbursement of Agent by Borrower, Etc.], the Borrower hereby agrees to protect, indemnify, pay and save harmless the Agent and any of Agent's Affiliates that has issued a Letter of Credit from and against any and all claims, demands, liabilities, damages, taxes, penalties, interest, judgments, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Agent or any of Agent's Affiliates may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of (A) the gross negligence, bad faith, or willful misconduct of the Agent as determined by a final judgment of a court of competent jurisdiction or
(B) the wrongful dishonor by the Agent or any of Agent's Affiliates of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

          2.10.9. LIABILITY FOR ACTS AND OMISSIONS.

                  As between any Loan Party and the Agent, or the Agent's Affiliates, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Agent shall not be responsible for any of the following including any losses or damages to any Loan Party or other Person or property relating therefrom: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Agent or the Agent's Affiliates shall have been notified thereof);
(ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or
(viii) any
consequences arising from causes beyond the control of the Agent or the Agent's Affiliates, as applicable, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Agent's or the Agent's Affiliates rights or powers hereunder. Nothing in the preceding sentence shall relieve the Agent from liability for the Agent's bad faith, gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence. In no event shall the Agent or the Agent's Affiliates be liable to any Loan Party for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including without limitation attorneys' fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit.

                  Without limiting the generality of the foregoing, the Agent and each of its Affiliates (i) may rely on any oral or other communication believed in good faith by the Agent or such Affiliate to have been authorized or given by or on behalf of the applicant for a Letter of Credit, (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by the Agent or its Affiliate; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and (vi) may settle or adjust any claim or demand made on the Agent or its Affiliate in any way related to any order issued at the applicant's request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each an "Order") and honor any drawing in connection with any Letter of Credit that is the subject to such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit.

                  In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Agent or the Agent's Affiliates under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Agent or the Agent's Affiliates under any resulting liability to the Borrower or any Bank.

     2.11 UTILIZATION OF COMMITMENTS IN OPTIONAL CURRENCIES.

          2.11.1. PERIODIC COMPUTATIONS OF DOLLAR EQUIVALENT AMOUNTS OF LOANS AND LETTERS OF CREDIT OUTSTANDING.

                  The Agent will determine the Dollar Equivalent amount of (i) proposed Revolving Credit Loans or Letters of Credit to be denominated in an Optional Currency as of the requested Borrowing Date or date of issuance, as the case may be, and

(ii) outstanding Revolving Credit Loans denominated in an Optional Currency as of the end of each Interest Period (each such date under clauses (i) and (ii), a "COMPUTATION DATE").

          2.11.2. NOTICES FROM BANKS THAT OPTIONAL CURRENCIES ARE UNAVAILABLE TO FUND NEW LOANS.

                  The Banks shall be under no obligation to make the Revolving Credit Loans requested by the Borrower which are denominated in an Optional Currency if any Bank notifies the Agent by 5:00 p.m. (Pittsburgh time) four (4) Business Days prior to the Borrowing Date for such Revolving Credit Loans that such Bank cannot provide its share of such Revolving Credit Loans in such Optional Currency due to the introduction of, or any change in, any applicable Law or any change in the interpretation or administration thereof by any Official Body charged with the administration or interpretation thereof, or compliance by such Bank (or any of its lending offices) with any request or directive (whether or not having the force of Law) of any such Official Body which would make it unlawful or impossible for such Bank (or any of its lending offices) to honor its obligations to make a Loan in an Optional Currency. In the event the Agent timely receives a notice from a Bank pursuant to the preceding sentence, the Agent will notify the Borrower no later than 12:00 noon (Pittsburgh time) three (3) Business Days prior to the Borrowing Date for such Revolving Credit Loans that the Optional Currency is not then available for such Revolving Credit Loans, and the Agent shall promptly thereafter notify the Banks of the same. If the Borrower receives a notice described in the preceding sentence, the Borrower may, by notice to the Agent not later than 5:00 p.m. (Pittsburgh time) three (3) Business Days prior to the Borrowing Date for such Revolving Credit Loans, withdraw the Loan Request for such Revolving Credit Loans. If the Borrower withdraws such Loan Request, the Agent will promptly notify each Bank of the same and the Banks shall not make such Revolving Credit Loans. If the Borrower does not withdraw such Loan Request before such time, (i) the Borrower shall be deemed to have requested that the Revolving Credit Loans referred to in its Loan Request shall be made in Dollars in an amount equal to the Dollar Equivalent amount of such Revolving Credit Loans and shall bear interest under the Base Rate Option, and (ii) the Agent shall promptly deliver a notice to each Bank stating: (A) that such Revolving Credit Loans shall be made in Dollars and shall bear interest under the Base Rate Option, (B) the aggregate amount of such Revolving Credit Loans, and (C) such Bank's Ratable Share of such Revolving Credit Loans.

          2.11.3. NOTICES FROM BANKS THAT OPTIONAL CURRENCIES ARE UNAVAILABLE TO FUND RENEWALS OF THE EURO-RATE OPTION.

                  If the Borrower delivers a Loan Request requesting that the Banks renew the Euro-Rate Option with respect to an outstanding Borrowing Tranche of Revolving Credit Loans denominated in an Optional Currency, the Banks shall be under no obligation to renew such Euro-Rate Option if any Bank delivers to the Agent a notice by 5:00 p.m. (Pittsburgh time) four (4) Business Days prior to effective date of such renewal that such Bank cannot continue to provide Revolving Credit Loans in such Optional Currency due to the introduction of, or any change in, any applicable Law or any change in the interpretation or administration thereof by any Official Body charged with the administration or interpretation thereof, or compliance by such Bank (or any of its lending offices with) any request or directive (whether or not having the force of Law) of any such Official Body which would make it unlawful or impossible for such Bank (or any of its lending offices) to honor its obligations to make a Loan in an Optional Currency. In the event the Agent timely receives a notice from a Bank pursuant to the preceding sentence, the Agent will notify the Borrower no later than 12:00 noon (Pittsburgh time) three
(3) Business Days prior to the renewal date that the renewal of such Revolving Credit Loans in such Optional Currency is not then available, and the Agent shall promptly thereafter notify the Banks of the same. If the Agent shall have so notified the Borrower that any such continuation of Optional Currency Loans is not then available, any notice of renewal with respect thereto shall be deemed withdrawn, and such Optional Currency Loans shall be redenominated into Loans in Dollars subject to the Base Rate Option with effect from the last day of the Interest Period with respect to any such Optional Currency Loans. The Agent will promptly notify the Borrower and the Banks of any such redenomination, and in such notice, the Agent will state the aggregate Dollar Equivalent amount of the redenominated Optional Currency Loans as of the Computation Date with respect thereto and such Bank's Ratable Share thereof.

          2.11.4. EUROPEAN MONETARY UNION.

                    2.11.4.1 PAYMENTS IN EUROS UNDER CERTAIN CIRCUMSTANCES.

                  If, as a result of the implementation of the European monetary union, (i) any Optional Currency ceases to be lawful currency of the nation issuing the same and is replaced by a European common currency (the "Euro") or
(ii) any Optional Currency and the Euro are at the same time recognized by any governmental authority of the nation issuing such currency as lawful currency of such nation and the Agent or the Required Banks shall so request in a notice delivered to the Borrower, then any amount payable hereunder by any part hereto in such Optional Currency shall instead by payable in the Euro and the amount so payable shall be determined by translating the amount payable in such Optional Currency to the Euro at the exchange rate recognized by the European Central Bank for the purpose of implementing the European monetary union (and the provisions governing payments in Optional Currencies in this Agreement shall apply to such payment in the Euro as if such payment in the Euro were a payment in an Optional Currency). Prior to the occurrence of the event or events described in clause (i) or (ii) of the preceding sentence, each amount payable hereunder in any Optional Currency will, except as otherwise provided herein, continue to be payable only in that currency.

                    2.11.4.2 ADDITIONAL COMPENSATION UNDER CERTAIN
CIRCUMSTANCES.

                  The Borrower agrees, at the request of any Bank to compensate such Bank for any loss, cost, expense or reduction in return that such Bank shall reasonably determine shall be incurred or sustained by such Bank as a result of the implementation of European monetary union and that would not have been incurred or sustained but for the transactions provided for herein. A certificate of any Bank setting forth such Bank's determination of the amount or amounts necessary to compensate such Bank shall be delivered to the Borrower and shall be conclusive absent manifest error so long as such determination is made on a reasonable basis. The Borrower shall pay such Bank the amount shown as due on any such certificate within ten (10) days after receipt thereof.

                    2.11.4.3 AMENDMENT TO THIS AGREEMENT.

                  The parties hereto agree, at the time of or at any time following the implementation of European monetary union, to use reasonable efforts to enter into an agreement amending this Agreement in order to reflect the implementation of such monetary union, to permit (if feasible) the Euro to qualify as an Optional Currency under the terms and conditions of the definition of such term and to place the parties hereto in the position with respect to the settlement of payments of the Euro as they would have been with respect to the settlement of the Optional Currencies it replaced.

          2.11.5. REQUESTS FOR ADDITIONAL OPTIONAL CURRENCIES.

                  The Borrower may deliver to the Agent a written request that Revolving Credit Loans hereunder also be permitted to be made in any other lawful currency (other than Dollars), in addition to the currencies specified in the definition of "Optional Currency" herein provided that such currency must be freely traded in the offshore interbank foreign exchange markets, freely transferable, freely convertible into Dollars and available to the Banks in the applicable interbank market. The Agent will promptly notify the Banks of any such request promptly after the Agent receives such request. The Agent and each Bank may grant or accept such request in their sole discretion. The Agent will promptly notify the Borrower of the acceptance or rejection by the Agent and each of the Banks of the Borrower's request. The requested currency shall be approved as an Optional Currency hereunder only if the Agent and all of the Banks approve of the Borrower's request.

     2.12 CURRENCY REPAYMENTS.

                  Notwithstanding anything contained herein to the contrary, the entire amount of principal of and interest on any Loan made in an Optional Currency (including the Euro as provided in Section 2.11.4) shall be repaid in the same Optional Currency in which such Loan was made, provided, however, that if it is impossible or illegal for Borrower to effect payment of a Loan in the Optional Currency in which such Loan was made, or if Borrower defaults in its obligations to do so, the Required Banks may at their option permit such payment to be made (i) at and to a different location, subsidiary, affiliate or correspondent of Agent, or (ii) in the Equivalent Amount of Dollars or (iii) in an Equivalent Amount of such other currency (freely convertible into Dollars) as the Required Banks may solely at their option designate. Upon any events described in (i) through (iii) of the preceding sentence, Borrower shall make such payment and Borrower agrees to hold each Bank harmless from and against any loss incurred by any Bank arising from the cost to such Bank of any premium, any costs of exchange, the cost of hedging and covering the Optional Currency in which such Loan was originally made, and from any change in the value of Dollars, or such other currency, in relation to the Optional Currency that was due and owing. Such loss shall be calculated for the period commencing with the first day of the Interest Period for such Loan and continuing through the date of payment thereof. Without prejudice to the survival of any other agreement of Borrower hereunder, Borrower's obligations under this Section 2.12 shall survive termination of this Agreement.

     2.13 OPTIONAL CURRENCY AMOUNTS.

                  Notwithstanding anything contained herein to the contrary, Agent may, with respect to notices by Borrower for Loans in an Optional Currency (including the Euro as provided in Section 2.11.4) or voluntary prepayments of less than the full amount of an Optional Currency (or the Euro) Borrowing Tranche, engage in reasonable rounding of the Optional Currency (or the Euro) amounts requested to be loaned or repaid; and, in such event, Agent shall promptly notify Borrower and the Banks of such rounded amounts and Borrower's request or notice shall thereby be deemed to reflect such rounded amounts.

     2.14 RIGHT TO INCREASE REVOLVING CREDIT COMMITMENTS.

                  Provided that there is no Event of Default or Potential Default, if the Borrower wishes to increase the Revolving Credit Commitments, the Borrower shall notify the Agent thereof, provided that any such increase shall be in a minimum of $10,000,000 and the aggregate of all such increases in the Revolving Credit Commitments shall not exceed $50,000,000 from and after the Closing Date. Each Bank shall have the right at any time within thirty (30) days following such notice to increase its respective Revolving Credit Commitment so as to provide such added commitment pro rata in accordance with such Bank's Ratable Share, and any portion of such requested increase that is not provided by any Bank shall: (i) first be available to the other Banks pro rata in accordance with their Ratable Share, (ii) next be available to the other Banks in such a manner as the Borrower, the Agent and those Banks shall agree, and
(iii) thereafter, to the extent not provided by the Banks, to any additional bank proposed by the Borrower, which is approved by the Agent (which approval shall not be unreasonably withheld) and that becomes a party to this Agreement pursuant to Section 11.11 [Successors and Assigns]. In the event of any such increase in the aggregate Revolving Credit Commitments effected pursuant to the terms of this subsection 2.14, new Revolving Credit Notes shall, to the extent necessary, be executed and delivered by the Borrower in exchange for the surrender of the existing Revolving Credit Notes.

                  3. [INTENTIONALLY OMITTED.]

                    4. INTEREST RATES

     4.1 INTEREST RATE OPTIONS.

     The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Revolving Credit Loans as selected by it from the Base Rate Option or Euro-Rate Option set forth below applicable to the Revolving Credit Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Revolving Credit Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Revolving Credit Loans comprising any Borrowing Tranche, PROVIDED that there shall not be at any one time outstanding more than eight (8) Borrowing Tranches in the aggregate among all of the Revolving Credit Loans, and PROVIDED FURTHER that Swing Loans shall bear interest at such rate, based upon the Base Rate, determined by PNC Bank. If at any time the designated rate applicable to any Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Loan shall be limited to such Bank's highest lawful rate. Interest on the principal amount of each Loan made in an Optional Currency (or the Euro as provided in Section 2.11.4, shall be paid by the Borrower in such Optional Currency (or the Euro).

          4.1.1. REVOLVING CREDIT INTEREST RATE OPTIONS.

                The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans (subject to the provisions above regarding Swing Loans), except that no Loan to which a Base Rate shall apply may be made in an Optional Currency:

               (i) REVOLVING CREDIT BASE RATE OPTION: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

              (ii) REVOLVING CREDIT EURO-RATE OPTION: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed, provided that, for Loans made in an Optional Currency for which a 365-day basis is the only market practice available to the Agent, such rate shall be calculated on the basis of a year of 365 days, for the actual days) equal to the Euro-Rate plus the Applicable Margin.

          4.1.2. RATE QUOTATIONS.

                 The Borrower may call the Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the interest rates and the applicable currency exchange rates then in effect, but it is acknowledged that such projection shall not be binding on the Agent or the Banks nor affect the rate of interest or the calculation of Equivalent Amounts which thereafter are actually in effect when the election is made.

     4.2 INTEREST PERIODS.

     At any time when the Borrower shall select, convert to or renew a Euro-Rate Option, the Borrower shall notify the Agent thereof by delivering a Loan Request no later than 11:00 a.m. (Pittsburgh time) at least four (4) Business Days prior to the effective date of such Interest Rate Option, with respect to an Optional Currency Loan, and three (3) Business Days prior to the effective date of such Interest Rate Option with respect to a Dollar Loan. The notice shall specify an Interest Period during which such Interest Rate Option shall apply.

Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a Euro-Rate Option:

          4.2.1. AMOUNT OF BORROWING TRANCHE.

          the Dollar Equivalent amount of each Borrowing Tranche of Euro-Rate Loans shall be in integral multiples of $1,000,000 and not less than $5,000,000; and

          4.2.2. RENEWALS.

          in the case of the renewal of a Euro-Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

     4.3 INTEREST AFTER DEFAULT.

     To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived:

          4.3.1. LETTER OF CREDIT FEES, INTEREST RATE.

                 the Letter of Credit Fees and the rate of interest for each Loan otherwise applicable pursuant to Section 2.10.2 [Letter of Credit Fees] or
Section 4.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum; and

          4.3.2. OTHER OBLIGATIONS.

                 each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Rate Option plus an additional two percent (2%) per annum from the time such Obligation becomes due and payable and until it is paid in full.

          4.3.3. ACKNOWLEDGMENT.

                 The Borrower acknowledges that the increase in rates referred to in this Section 4.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Agent.

     4.4 EURO-RATE UNASCERTAINABLE; ILLEGALITY; INCREASED COSTS; DEPOSITS NOT AVAILABLE.

          4.4.1. UNASCERTAINABLE.

                 If on any date on which a Euro-Rate would otherwise be determined, the Agent shall have determined that:

                    (i) adequate and reasonable means do not exist for ascertaining such Euro-Rate, or

                    (ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the Euro-Rate, the Agent shall have the rights specified in Section 4.4.3.

          4.4.2. ILLEGALITY; INCREASED COSTS; DEPOSITS NOT AVAILABLE.

                 If at any time any Bank shall have determined that:

                    (i) the making, maintenance or funding of any Loan to which a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Bank in good faith with the adoption of any change in any Law or any interpretation or application thereof occurring after the Closing Date by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

                    (ii) such Euro-Rate Option will not adequately and fairly reflect the cost to such Bank of the establishment or maintenance of any such Loan, or

                    (iii) after making all reasonable efforts, deposits of the relevant amount in Dollars or in the Optional Currency (as applicable) for the relevant Interest Period for a Loan, or to banks generally, to which a Euro-Rate Option applies, respectively, are not available to such Bank with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Agent shall have the rights specified in Section 4.4.3.

          4.4.3. AGENT'S AND BANK'S RIGHTS.

                 In the case of any event specified in Section 4.4.1 above, the Agent shall promptly so notify the Banks and the Borrower thereof, and in the case of an event specified in Section 4.4.2 above, such Bank shall promptly so notify the Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Agent shall promptly send copies of such notice and certificate to the other Banks and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Banks, in the case of such notice given by the Agent, or (B) such Bank, in the case of such notice given by such Bank, to allow the Borrower to select, convert to or renew a Euro-Rate Option or select an Optional Currency (as applicable) shall be suspended until the Agent shall have later notified the Borrower, or such Bank shall have later notified the Agent, of the Agent's or such Bank's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Agent makes a determination under Section 4.4.1 and the Borrower has previously notified the Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for the selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Bank notifies the Agent of a determination under
Section 4.4.2, the Borrower shall, subject to the

Borrower's indemnification Obligations under Section 5.5.2 [Indemnity], as to any Loan of the Bank to which a Euro-Rate Option applies, on the date specified in such notice either (i) as applicable, convert such Loan to the Base Rate Option otherwise available with respect to such Loan or select a different Optional Currency or Dollars, or (ii) prepay such Loan in accordance with
Section 5.4 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

          4.5 SELECTION OF INTEREST RATE OPTIONS.

          If the Borrower fails to select a new Interest Period or Optional Currency to apply to any Borrowing Tranche of Loans under the Euro-Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 4.2 [Interest Periods], the Borrower shall be deemed to have converted such Borrowing Tranche to the Base Rate Option or to a Dollar Loan, as applicable, commencing upon the last day of the existing Interest Period.

                                   5. PAYMENTS

     5.1 PAYMENTS.

     All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, Agent's Fee, Optional Currency Loan Processing Fees, or other fees or amounts due from the Borrower hereunder shall be payable prior to 11:00 a.m., Pittsburgh time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Agent at the Principal Office for the account of PNC Bank with respect to the Swing Loans and for the ratable accounts of the Banks with respect to the Revolving Credit Loans, in U.S. Dollars except that payment of principal or interest shall be made in the currency in which such Loan was made, and in immediately available funds, and the Agent shall promptly distribute such amounts to the Banks in immediately available funds, PROVIDED that in the event payments are received by 11:00 a.m., Pittsburgh time, by the Agent with respect to the Loans and such payments are not distributed to the Banks on the same day received by the Agent, the Agent shall pay the Banks the Federal Funds Effective Rate in the case of Loans or other amounts due in Dollars, or the Overnight Rate in the case of Loans or other amounts due in an Optional Currency, with respect to the amount of such payments for each day held by the Agent and not distributed to the Banks. The Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement (including the Equivalent Amounts of the applicable currencies where such computations are required) and shall be deemed an "account stated."

     5.2 PRO RATA TREATMENT OF BANKS.

     Each borrowing of Revolving Credit Loans shall be allocated to each Bank according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option applicable to Revolving Credit Loans and each payment or prepayment by the Borrower with respect to principal or interest on the Revolving Credit Loans or Commitment Fees, Letter of Credit Fees, or other fees (except for the Agent's Fee or the Optional Currency Loan Processing Fee) or amounts due from the Borrower hereunder to the Banks with respect to the Revolving Credit Loans, shall (except as provided in Section 4.4.3 [Agent's and Bank's Rights] in the case of an event specified in Section 4.4 [Euro-Rate Unascertainable; Etc.], 5.4.2 [Replacement of a Bank] or 5.5 [Additional Compensation in Certain Circumstances]) be made in proportion to the applicable Revolving Credit Loans outstanding from each Bank and, if no such Loans are then outstanding, in proportion to the Ratable Share of each Bank. Notwithstanding any of the foregoing, each borrowing or payment or prepayment by the Borrower of principal, interest, fees or other amounts from the Borrower with respect to Swing Loans shall be made by or to PNC Bank according to Section 2.

     5.3 INTEREST PAYMENT DATES.

     Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the first day of each January, April, July and October after the date hereof and on the Expiration Date or upon acceleration of the Loans. Interest on Loans to which the Euro-Rate Option applies shall be due and payable in the currency in which such Loan was made on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on mandatory prepayments of principal under Section 5.4.6 [Mandatory Prepayment-Currency Fluctuation] shall be made in the currency in which such Loan was made and shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable in the currency in which such Loan was made on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

     5.4 VOLUNTARY PREPAYMENTS, MANDATORY PREPAYMENTS.

         5.4.1. RIGHT TO PREPAY.

                The Borrower shall have the right at its option from time to time to prepay the Revolving Credit Loans in whole or part without premium or penalty (except as provided in Section 5.4.2 below or in Section 5.5 [Additional Compensation in Certain Circumstances]) in the currency in which such Loan was made:

                    (i) at any time with respect to any Revolving Credit Loan to which the Base Rate Option applies,

                    (ii) on the last day of the applicable Interest Period with respect to Revolving Credit Loans to which a Euro-Rate Option applies,

                    (iii) on the date specified in a notice by any Bank pursuant to Section 4.4 [Euro-Rate Unascertainable, Etc.] with respect to any Revolving Credit Loan to which a Euro-Rate Option applies.

               Whenever the Borrower desires to prepay any part of the Revolving Credit Loans, it shall provide a prepayment notice to the Agent by 1:00 p.m. (at least three (3) Business Days prior to the date of prepayment of the Revolving Credit Loans made in Dollars to which the Euro-Rate Option applies, four (4) Business Days prior to the date of prepayment of the Revolving Credit Loans made in an Optional Currency and at least one (1) Business Day prior to the date of prepayment of the Revolving Credit Loans to which the Base Rate Option applies) or no later than 1:00 p.m., Pittsburgh time, on the date of prepayment of Swing Loans, setting forth the following information:

          (x) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

          (y) a statement indicating the application of the prepayment between the Swing Loans and Revolving Credit Loans; and

          (z) the total principal amount and currency of such prepayment, the Dollar Equivalent amount of which shall not be less than $1,000,000 for any Swing Loan (or integral multiples of $500,000) or not less than $5,000,000 (or integral multiples of $1,000,000) for any Revolving Credit Loan subject to the Euro-Rate Option, or not less than $500,000 (or integral multiples of $100,000) for any Revolving Credit Loan subject to the Base Rate Option.

          All prepayment notices shall be irrevocable. The principal amount of the Revolving Credit Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Revolving Credit Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made in the currency in which such Loan was made. Except as provided in
Section 4.4.3 [Agent's and Bank's rights], if the Borrower prepays a Revolving Credit Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied (i) first to Revolving Credit Loans to which the Base Rate Option applies, then to Dollar Revolving Credit Loans to which the Euro-Rate Option applies, and then to Optional Currency Loans. Any prepayment hereunder shall be subject to the Borrower's Obligation to indemnify the Banks under Section 5.5.2 [Indemnity].

          5.4.2. REPLACEMENT OF A BANK.

                 In the event any Bank (i) gives notice under Section 4.4 [Euro-Rate Unascertainable, Etc.] or Section 5.5.1 [Increased Costs, Etc.], (ii) does not fund Revolving Credit Loans because the making of such Loans would contravene any Law applicable to such Bank, or (iii) becomes subject to the control of an Official Body (other than normal and customary supervision), then the Borrower shall have the right at its option, with the consent of the Agent, which shall not be unreasonably withheld, to prepay the Loans of such Bank in whole, together with all interest accrued thereon, and terminate such Bank's Commitment within ninety (90) days after (x) receipt of such Bank's notice under Section
4.4 [Euro-Rate Unascertainable, Etc.] or 5.5.1 [Increased Costs, Etc.], (y) the date such Bank has failed to fund Revolving Credit Loans because the making of such Loans would contravene Law applicable to such Bank, or (z) the date such Bank became subject to the control of an Official Body, as applicable; PROVIDED that the Borrower shall also pay to such Bank at the time of such prepayment any amounts required under Section 5.5 [Additional Compensation in Certain Circumstances] and any accrued interest due on such amount and any related fees; PROVIDED, however, that the Commitment, Revolving Credit Loan of such Bank shall be provided by one or more of the remaining Banks or a replacement bank acceptable to the Agent; PROVIDED, further, the remaining Banks shall have no obligation hereunder to increase their Commitments. Notwithstanding the foregoing, the Agent may only be replaced subject to the requirements of Section
10.14 [Successor Agent] and PROVIDED that all Letters of Credit have expired or been terminated or replaced.

          5.4.3. CHANGE OF LENDING OFFICE.

                 Each Bank agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section 4.4.2 [Illegality, Etc.] or 5.5.1 [Increased Costs, Etc.] with respect to such Bank, it will if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another Lending Office any Loans or Letters of Credit affected by such event, PROVIDED that such designation is made on such terms that such Bank and its Lending Office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 5.4.3 shall affect or postpone any of the Obligations of the Borrower or any other Loan Party or the rights of the Agent or any Bank provided in this Agreement.

          5.4.4. VOLUNTARY REDUCTION OF REVOLVING CREDIT COMMITMENTS.

                 The Borrower shall have the right, upon not less than three (3) Business Days' written irrevocable notice to the Agent provided no later than 11:00 a.m. on the date such notice is provided, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments, which notice shall specify the date and amount of any such reduction and otherwise be substantially in the form of EXHIBIT 5.4.4 (a "Commitment Reduction Notice"). Any such reduction shall be in a minimum amount equal to $1,000,000 or an integral multiple thereof, provided, that the Revolving Credit Commitments may not be reduced below the aggregate principal amount of all Dollar Equivalent Revolving Facility Usage. Each reduction of Revolving Credit Commitments shall ratably reduce the Revolving Credit Commitments of the Banks.

          5.4.5. APPLICATION AMONG INTEREST RATE OPTIONS.

                 All prepayments pursuant to this Section 5.4 shall first be applied among the Interest Rate Options to the principal amount of the Loans subject to the Base Rate Option, then to Dollar Loans subject to a Euro-Rate Option and then to Optional Currency Loans. In accordance with Section 5.5.2 [Indemnity], the Borrower shall indemnify the Banks for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against Loans subject to a Euro-Rate Option on any day other than the last day of the applicable Interest Period.

          5.4.6. MANDATORY PREPAYMENT - CURRENCY FLUCTUATIONS.

                 If on any Computation Date the Dollar Equivalent Revolving Facility Usage is equal to or greater than 100% of the Commitments as a result of a change in exchange rates between one (1) or more Optional Currencies and Dollars, then the Agent shall notify the Borrower of the same. The Borrower shall pay or prepay the Loans (subject to Borrower's indemnity obligations under Sections 5.4 and 5.5) within one (1) Business Day after receiving such notice such that the Dollar Equivalent Revolving Facility Usage shall not exceed the aggregate Commitments after giving effect to such payments or prepayments.

     5.5 ADDITIONAL COMPENSATION IN CERTAIN CIRCUMSTANCES.


          5.5.1. INCREASED COSTS OR REDUCED RETURN RESULTING FROM TAXES, RESERVES, CAPITAL ADEQUACY REQUIREMENTS, EXPENSES, ETC.

                 If the adoption of any Law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof (in each case occurring after the date hereof or, in the case of an assignment or transfer, after the date of such assignment or transfer) by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                    (i) subjects any Bank to any tax or changes the basis of taxation with respect to this Agreement, the Loans or payments by the Borrower of principal, interest, Commitment Fees, or other amounts due from the Borrower hereunder or under the Notes (except for taxes on, or measured by, the overall net income of such Bank),

                    (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank, or any Lending Office of any Bank, or

                    (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Bank, or (B) otherwise applicable to the obligations of any Bank or any Lending Office of any Bank under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank or its Lending Office with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Bank's capital, taking into consideration such Bank's customary policies with respect to capital adequacy) by an amount which such Bank in its reasonable discretion deems to be material, such Bank shall from time to time notify the Borrower and the Agent of the amount reasonably determined in good faith (using any averaging and attribution methods employed in good faith) by such Bank to be necessary to compensate such Bank for such increase in cost, reduction of income, additional expense or reduced rate of return. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

          5.5.2. INDEMNITY.

                 In addition to the compensation required by Section 5.5.1 [Increased Costs, Etc.], the Borrower shall indemnify each Bank against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Loans subject to a Euro-Rate Option) which such Bank sustains or incurs as a consequence of any

                    (i) payment, prepayment, conversion or renewal of any Loan to which a Euro-Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

                    (ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under
Section 2.5 [Revolving Credit Loan Requests] or Section 4.2 [Interest Periods] or notice relating to prepayments under Section 5.4 [Voluntary Prepayments] or any Swing Loan Requests under Section 2.5.2 [Swing Loan Requests] or any requests under Section 2.11 [Right to Increase Revolving Credit Commitments] or any request under Section 5.4.4 [Voluntary Reduction of Revolving Credit Commitments],

                    (iii) default by the Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal of or interest on the Loans, Commitment Fee or any other amount due hereunder.

                 If any Bank sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Bank (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

     5.6 INTERBANK MARKET PRESUMPTION.

                 For all purposes of this Agreement and each Note with respect to any aspects of the Euro-Rate, any Loan under the Euro-Rate Option or any Optional Currency, each Bank and Agent shall be presumed to have obtained rates, funding, currencies, deposits, and the like in the applicable interbank market regardless whether it did so or not; and, each Bank's and Agent's determination of amounts payable under, and actions required or authorized by, Sections 4.4 and 5.5 shall be calculated, at each Bank's and Agent's option, as though each Bank and Agent funded each Borrowing Tranche of Loans under the Euro-Rate Option through the purchase of deposits of the types and maturities corresponding to the deposits used as a reference in accordance with the terms hereof in determining the Euro-Rate applicable to such Loans, whether in fact that is the case.

     5.7 TAXES.

          5.7.1. NO DEDUCTIONS.

                 All payments made by Borrower hereunder and under each Note shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of any Bank and all income and franchise taxes applicable to any Bank (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "TAXES"). If Borrower shall be required by Law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.7.1) each Bank receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions and (iii) Borrower shall timely pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable Law.

          5.7.2. STAMP TAXES.

                 In addition, Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement or any Note, excluding taxes imposed on, or measured by, the net income of any Bank and all income and franchise taxes applicable to any Bank (hereinafter referred to as "Other Taxes").

          5.7.3. INDEMNIFICATION FOR TAXES PAID BY A BANK.

                 Borrower shall indemnify each Bank for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 5.7.3) paid by any Bank and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date a Bank makes written demand therefor.

          5.7.4. CERTIFICATE.

                 Within 30 days after the date of any payment of any Taxes by Borrower, Borrower shall furnish to each Bank, at its address referred to herein, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment by Borrower, such Borrower shall, if so requested by a Bank, provide a certificate of an officer of Borrower to that effect.

          5.7.5. EXCEPTION FOR CERTAIN TAXES AND OTHER TAXES

                 The Borrower shall not be required to pay any additional amounts to any Bank in respect of Taxes or Other Taxes if the obligation to pay such additional amounts would not have arisen but for (i) such Bank being treated as a "conduit entity" within the meaning of section 1.881-3 of the Treasury Regulations (or any successor provision thereto) but only if the "financing entity" (within the meaning of the same Treasury Regulations) is "related to" such Bank (also within the meaning of the same Treasury Regulations), or (ii) a failure of such Bank to comply with the provisions of section 11.17.1 hereof relating to the time and manner for furnishing Withholding Certificates (including, without limitation, any such failure caused by such Bank's inability to qualify for a total exemption or reduced rate of withholding due to an event, factor or circumstance within the reasonable control of such Bank), provided that this clause (ii) shall not apply in the event any such failure is caused by a change in applicable treaty, law, or regulation, or a change in official position regarding the application or interpretation thereof, in each case after the date hereof (and, in the case of an assignment or transfer, the date thereof).

          5.7.6. REFUND.

                 If the Agent or any Bank determines, in its reasonable discretion, that it has received a refund or credit in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 5.7, it shall as promptly as reasonably possible pay over such refund or credit to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 5.7 with respect to the Taxes or Other Taxes giving rise to such refund or credit), net of all out-of-pocket expenses of the Agent or such Bank and without interest (other than any interest paid by the relevant Official Body with respect to such refund or credit); PROVIDED, that the Borrower, upon the request of the Agent or such Bank, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Official Body) to the Agent or such Bank in the event the Agent or such Bank is required to repay such refund to such Official Body. This paragraph shall not be construed to require the Agent or any Bank to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

          5.7.7. SURVIVAL.

                 Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in Sections 5.7.1 through 5.7.7 shall survive the payment in full of principal and interest hereunder and under any instrument delivered hereunder.

     5.8 NOTES.

     Upon the request of any Bank, the Revolving Credit Loans made by such Bank may be evidenced by a Revolving Credit Note, dated the Closing Date and in an amount equal to the Revolving Credit Commitment of such Bank, in the form of
EXHIBIT 1.1(R).

     5.9 SETTLEMENT DATE PROCEDURES.

     In order to minimize the transfer of funds between the Banks and the Agent, the Borrower may borrow, repay and reborrow Swing Loans and PNC Bank may make Swing Loans as provided in Section 2.2.1 hereof. On any Business Day, the Agent may notify each Bank of its Ratable Share of the total of the Revolving Credit Loans and the Swing Loans (each a "Required Share"). Prior to 2:30 p.m. (Pittsburgh time) on the date of such notice, each Bank shall pay to the Agent the amount equal to the difference between its Required Share and its Revolving Credit Loans, and the Agent shall pay to each Bank its Ratable Share of all payments made by the Borrower to the Agent with respect to the Revolving Credit Loans. The Agent shall also effect settlement in accordance with the foregoing sentence on the proposed Borrowing Dates for Revolving Credit Loans, on any date where payments of principal of any Loan is required to be paid by any Loan Party hereunder, and may at its option (and in consultation with the Borrower) effect settlement on any other Business Day. These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section 5.9 shall relieve the Banks of their obligations to fund Revolving Credit Loans on dates other than a Settlement Date pursuant to
Section 2.9. The Agent may at any time at its option for any reason whatsoever require each Bank to pay immediately to the Agent such Bank's Ratable Share of the outstanding Revolving Credit Loans and each Bank may at any time require the Agent to pay immediately to such Bank its Ratable Share of all payments made by the Borrower to the Agent with respect to the Revolving Credit Loans.

     5.10 JUDGMENT CURRENCY.

          5.10.1. CURRENCY CONVERSION PROCEDURES FOR JUDGMENTS.

                  If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder or under a Note in any currency (the "Original Currency") into another currency (the "Other Currency"), the parties hereby agree, to the fullest extent permitted by Law, that the rate of exchange used shall be that at which in accordance with normal banking procedures each Bank could purchase the Original Currency with the Other Currency after any premium and costs of exchange on the Business Day preceding that on which final judgment is given.

          5.10.2. INDEMNITY IN CERTAIN EVENTS.

                  The obligation of Borrower in respect of any sum due from Borrower to any Bank hereunder shall, notwithstanding any judgment in an Other Currency, whether pursuant to a judgment or otherwise, be discharged only to the extent that, on the Business Day following receipt by any Bank of any sum adjudged to be so due in such Other Currency, such Bank may in accordance with normal banking procedures purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to such Bank in the Original Currency, Borrower agrees, as a separate obligation and notwithstanding any such judgment or payment, to indemnify such Bank against such loss.

                         6. REPRESENTATIONS AND WARRANTIES

     6.1 REPRESENTATIONS AND WARRANTIES.

     The Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks as follows:

          6.1.1. ORGANIZATION AND QUALIFICATION.

                 Each Loan Party and each Subsidiary of each Loan Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Loan Party and each Subsidiary of each Loan Party has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. Each Loan Party and each Subsidiary of each Loan Party is duly licensed or qualified and in good standing in each jurisdiction where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except in jurisdictions where the failure to be so qualified or in good standing would not reasonably be expected to result in a Material Adverse Effect.

          6.1.2. [INTENTIONALLY OMITTED.]

          6.1.3. SUBSIDIARIES.

                 As of the Closing Date, SCHEDULE 6.1.3 states the name of each of the Borrower's Subsidiaries, its jurisdiction of incorporation, and whether it is a Material Domestic Subsidiary or a Material First Tier Foreign Subsidiary. SCHEDULE 6.1.3 also states as of the Closing Date for each Material First Tier Foreign Subsidiary its authorized capital stock, its issued and outstanding shares and the owners thereof if it is a corporation, its outstanding partnership interests and owners thereof if it is a partnership and its outstanding limited liability company interests, interests assigned to managers thereof and the voting rights associated therewith if it is a limited liability company. The Borrower and each Subsidiary of the Borrower has valid title to all of the Subsidiary Shares it purports to own, free and clear in each case of any Lien. All Subsidiary Shares have been validly issued, and all Subsidiary Shares are fully paid and nonassessable. All capital contributions and other consideration required to be made or paid in connection with the issuance of the Subsidiary Shares have been made or paid, as the case may be. As of the Closing Date, there are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares except as indicated on SCHEDULE 6.1.3.

          6.1.4. POWER AND AUTHORITY.

                 Each Loan Party has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

          6.1.5. VALIDITY AND BINDING EFFECT.

                 This Agreement has been duly and validly executed and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan Document. This Agreement and each other Loan Document constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

          6.1.6. NO CONFLICT.

                 Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents), unless such conflict, default or breach would not be reasonably expected to result in any Material Adverse Effect.

          6.1.7. LITIGATION.

                 There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Subsidiary of such Loan Party at law or equity before any Official Body which individually or in the aggregate would reasonably be expected to result in any Material Adverse Effect. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Official Body which would reasonably be expected to result in any Material Adverse Effect.

          6.1.8. TITLE TO PROPERTIES.

                 Each Loan Party and each Subsidiary of each Loan Party has title to or valid leasehold interest in or other valid rights to use all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, except for such property where the failure to maintain such title or interest, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and none of such property is subject to any Lien, except Permitted Liens.

          6.1.9. FINANCIAL STATEMENTS.

                    (i) HISTORICAL STATEMENTS. The Borrower has delivered to the Agent copies of its audited consolidated year-end financial statements for and as of the end of the fiscal year ended December 31, 2003 (the "Annual Statements"). In addition, the Borrower has delivered to the Agent copies of its unaudited consolidated interim financial statements for the fiscal year to date and as of the end of the fiscal quarter ended March 31, 2004 (the "Interim Statements") (the Annual and Interim Statements being collectively referred to as the "Historical Statements"). The Historical Statements fairly represent the consolidated financial condition of the Borrower and its Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP, subject (in the case of the Interim Statements) to normal year-end audit adjustments.

                    (ii) NO MATERIAL ADVERSE CHANGE. Since December 31, 2003, no Material Adverse Change has occurred.

          6.1.10. USE OF PROCEEDS; MARGIN STOCK; SECTION 20 SUBSIDIARIES.

                    6.1.10.1 GENERAL.

                    The Loan Parties intend to use the proceeds of the Loans in accordance with Sections 2.7 and 8.1.10.

                    6.1.10.2 MARGIN STOCK.

                    None of the Loan Parties or any Subsidiaries of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties or any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of any Loan Party or Subsidiary of any Loan Party are or will be represented by margin stock.

                    6.1.10.3 SECTION 20 SUBSIDIARIES.

                    The Loan Parties do not intend to use and shall not use any portion of the proceeds of the Loans, directly or indirectly, to purchase during the underwriting period, or for thirty (30) days thereafter, Ineligible Securities being underwritten by a Section 20 Subsidiary.

          6.1.11. FULL DISCLOSURE.

                  Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished by the Borrower to the Agent or any Bank in connection herewith or therewith, when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. As of the Closing Date there is no fact known to any Loan Party which would reasonably be expected to have a Material Adverse Effect that has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Agent and the Banks prior to or at the date hereof in connection with the transactions contemplated hereby.

          6.1.12. TAXES.

                  All federal, state, local and other tax returns required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party or Subsidiary of any Loan Party for any period.

          6.1.13. CONSENTS AND APPROVALS.

                  No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents by any Loan Party, except for those which shall have been obtained or made on or prior to the Closing Date.

          6.1.14. NO EVENT OF DEFAULT; COMPLIANCE WITH INSTRUMENTS.

                  As of the Closing Date after giving effect to the borrowings or other extensions of credit to be made on the Closing Date under or pursuant to the Loan Documents, no Event of Default or Potential Default exists. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would reasonably be expected to constitute a Material Adverse Effect.

          6.1.15. PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC.

                  Each Loan Party and each Subsidiary of each Loan Party owns or possesses all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party or Subsidiary, without known possible, alleged or actual conflict with the rights of others which would reasonably be expected to result in a Material Adverse Effect.

          6.1.16. INSURANCE.

                  The policies and bonds applicable to the Loan Parties and their Subsidiaries provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of the Loan Parties and their Subsidiaries taken as a whole in accordance with prudent business practice in the industry of the Loan Parties and their Subsidiaries.

          6.1.17. COMPLIANCE WITH LAWS.

                  The Loan Parties and their Subsidiaries are in compliance with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 6.1.22 [Environmental and Safety Matters]) in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is presently or will be doing business except where the failure to do so would not reasonably be expected to constitute a Material Adverse Effect.

          6.1.18. [Intentionally Omitted]

          6.1.19. INVESTMENT COMPANIES; REGULATED ENTITIES.

                  None of the Loan Parties or any Subsidiaries of any Loan Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control." None of the Loan Parties or any Subsidiaries of any Loan Party is subject to any other Federal or state statute or regulation limiting its ability to incur Indebtedness for borrowed money.

          6.1.20. PLANS AND BENEFIT ARRANGEMENTS.

                    (i) The Borrower and each other member of the ERISA Group are in compliance in all respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Plans and Multiemployer Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Plan or, to the best knowledge of the Borrower, with respect to any Multiemployer Plan or Multiple Employer Plan, which could result in any liability of the Borrower or any other member of the ERISA Group. The Borrower and all other members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or a Multiple Employer Plan or any Law pertaining thereto. With respect to each Plan and Multiemployer Plan, the Borrower and each other member of the ERISA Group
(i) have fulfilled in all respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC, and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA. All Plans, Benefit Arrangements and Multiemployer Plans have been administered in accordance with their terms and applicable Law.

                    (ii) No event requiring notice to the PBGC under Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan.

                    (iii) Neither the Borrower nor any other member of the ERISA Group has incurred or reasonably expects to incur any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor any other member of the ERISA Group has been notified by any Multiemployer Plan or Multiple Employer Plan that such Multiemployer Plan or Multiple Employer Plan has been terminated within the meaning of Title IV of ERISA and, to the best knowledge of the Borrower, no Multiemployer Plan or Multiple Employer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

                    (iv) Notwithstanding any provision of this Agreement to the contrary, no representation or warranty contained in this Section 6.1.20 shall apply with respect to any act or omission described in this Section 6.1.20 that, as of the applicable date described in Section 6.1.20 hereof, would not reasonably be expected to cause a Material Adverse Effect. In addition, to the extent that a Benefit Arrangement, Multiemployer Plan or a Plan is described in
Section 4(b) of ERISA, any representation and warranty contained in this Section
6.1.20 shall be deemed to have been made at the applicable time in accordance with the best knowledge of Borrower.

          6.1.21. EMPLOYMENT MATTERS.

                  Each of the Loan Parties and each of their Subsidiaries is in compliance with all applicable federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply would reasonably be expected to result in a Material Adverse Effect. There are no outstanding grievances, arbitration awards or appeals arising therefrom or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Loan Parties or any of their Subsidiaries which in any case would reasonably be expected to result in a Material Adverse Effect.

          6.1.22. ENVIRONMENTAL AND SAFETY MATTERS.

     The Loan Parties and their Subsidiaries are in compliance with all applicable Environmental Laws and all applicable Safety Laws except where the failure to do so would not be reasonably be expected to constitute a Material Adverse Effect. The Loan Parties and their Subsidiaries have all Required Environmental Permits and are in compliance with all such Required Environmental Permits, except where the failure to do so would not be reasonably expected to constitute a Material Adverse Effect, all such Required Environmental Permits are in full force and effect and none of the Loan Parties has received any written notice from an Official Body that such Official Body has or intends to suspend or revoke, whether in whole or in part, any such Required Environmental Permit. None of the Loan Parties or any Subsidiaries of any Loan Party has received any Environmental Complaint, none of the Loan Parties has any reason to believe that an Environmental Complaint might be received, and there are no pending or, to any Loan Party's knowledge, threatened Environmental Complaints relating to any Loan Party or Subsidiary of any Loan Party or, to any Loan Party's knowledge, any prior owner, operator or occupant of any of the Properties pertaining to, or arising out of, any Contamination, Remedial Actions or violations of Environmental Laws or Required Environmental Permits. None of the Loan Parties or any Subsidiaries of any Loan Party has received any Safety Complaint, none of the Loan Parties has any reason to believe that a Safety Complaint might be received and there are no pending or, to any Loan Party's knowledge, threatened Safety Complaints relating to any Loan Party or Subsidiary of any Loan Party.

          6.1.23. SENIOR DEBT STATUS.

                  The Obligations of each Loan Party under this Agreement, the Guaranty Agreement and each of the other Loan Documents to which it is a party do rank and will rank at least PARI PASSU in priority of payment with all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Loan Party or Subsidiary of any Loan Party which secures indebtedness or other obligations of any Person except for Permitted Liens.

          6.1.24. ANTI-TERRORISM LAWS.

                    6.1.24.1 GENERAL.

                  None of the Loan Parties nor any of their Subsidiaries nor to the best knowledge of the Loan Parties no Affiliate of any Loan Party, is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, except where such violation is not reasonably likely to constitute a Material Adverse Effect or expose the Agent or any Bank to liability.

                    6.1.24.2 EXECUTIVE ORDER NO. 13224.

                  None of the Loan Parties, nor or any Affiliate of any Loan Party, or their respective agents acting or benefiting in any capacity in connection with the Loans, Letters of Credit or other transactions hereunder, is any of the following (each a "Blocked Person"):

                    (i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

                    (ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

                    (iii) a Person or entity with which any Bank is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

                    (iv) a Person or entity that commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order No. 13224;

                    (v) a Person or entity that is named as a "specially designated national" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list, or

                    (vi) a person or entity who is affiliated or associated with a person or entity listed above.

                    No Loan Party or to the knowledge of any Loan Party, any of its agents acting in any capacity in connection with the Loans, Letters of Credit or other transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

          6.1.25. SOLVENCY.

                  The Loan Parties, taken as a whole, are Solvent after giving effect to the transactions contemplated by the Loan Documents and the incurrence of all Indebtedness and all other Obligations.

          6.1.26. SECURITY INTERESTS.

                  The Liens and security interests granted to the Bank pursuant to the Pledge Agreement in the Pledged Collateral constitute and will continue to constitute Prior Security Interests under the Uniform Commercial Code as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. Upon the filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above, taking possession of any stock certificates or other certificates evidencing the Pledged Collateral, all such action as is necessary or advisable to establish such rights of the Bank will have been taken, and there will be upon execution and delivery of the Pledge Agreement, such filings and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six months prior to each five-year anniversary of the filing of such financing statements. All filing fees and other expenses in connection with each such action have been or will be paid by the Borrower.

          6.1.27. STATUS OF THE PLEDGED COLLATERAL.

                  All the Subsidiary Shares, Partnership Interests or LLC Interests included in the Pledged Collateral to be pledged pursuant to the Pledge Agreement are or will be upon issuance validly issued and nonassessable and owned beneficially and of record by the pledgor free and clear of any Lien or restriction on transfer, except as otherwise provided by the Pledge Agreement and except as the right of the Bank to dispose of the Shares, Partnership Interests or LLC Interests may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws.

     6.2 CONTINUATION OF REPRESENTATIONS.

     The Loan Parties make the representations and warranties in this Section 6 on the date hereof and on the Closing Date and each date thereafter on which a Loan is made or a Letter of Credit is issued as provided in and subject to Sections 7.1 and 7.2.

     6.3 UPDATES TO SCHEDULES.

     Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, the Borrower shall promptly provide the Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same; PROVIDED, however, that no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Required Banks, in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule.

     7. CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT

     The obligation of each Bank to make Loans and of the Agent to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

     7.1 FIRST LOANS AND LETTERS OF CREDIT.

     On the Closing Date:

          7.1.1. OFFICER'S CERTIFICATE.

                 The representations and warranties of each of the Loan Parties contained in Section 6 and in each of the other Loan Documents shall be true and accurate on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Agent for the benefit of each Bank a certificate of each of the Loan Parties, dated the Closing Date and signed by the Chief Executive Officer, President or Chief Financial Officer of each of the Loan Parties, to each such effect.

          7.1.2. SECRETARY'S CERTIFICATE.

                 There shall be delivered to the Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

                    (i) all action taken by each Loan Party in connection with this Agreement and the other Loan Documents;

                    (ii) the names of the officer or officers authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Agreement and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                    (iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the Closing Date certified (on a date no more than ten
(10) days prior to the Closing Date) by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized, where significant assets are located or where significant business is being conducted.

          7.1.3. DELIVERY OF LOAN DOCUMENTS.

                 The Guaranty Agreement, this Agreement, the Pledge Agreement, the Subsidiary Pledge Agreement and the Notes shall have been duly executed and delivered to the Agent for the benefit of the Banks.

          7.1.4. OPINION OF COUNSEL.

                 There shall be delivered to the Agent for the benefit of each Bank a written opinion of Brown Rudnick Berlack Israels LLP, counsel for the Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Agent), dated the Closing Date and in form and substance satisfactory to the Agent and its counsel:

                    (i) as to the matters set forth in EXHIBIT 7.1.4; and

                    (ii) as to such other matters incident to the transactions contemplated herein as the Agent may reasonably request.

          7.1.5. LEGAL DETAILS.

                 All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Agent and counsel for the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request.

          7.1.6. PAYMENT OF FEES.

                 The Borrower shall have paid or caused to be paid to the Agent for itself and for the account of the Banks to the extent not previously paid the fees accrued through the Closing Date and the costs and expenses for which the Agent and the Banks are entitled to be reimbursed.

          7.1.7. CONSENTS.

                 All material consents required to effectuate the transactions contemplated hereby shall have been obtained.

          7.1.8. OFFICER'S CERTIFICATE REGARDING MACS; SOLVENCY.

                 Since December 31, 2003 no Material Adverse Change shall have occurred. After giving effect to the consummation of the transactions under the Loan Documents and the incurrence of all Indebtedness and all other Obligations, each Borrower and each other

Loan Party, respectively, is Solvent. There shall have been delivered to the Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Chief Financial Officer of each Loan Party as to each matter which is the subject of this Section 7.1.8.

          7.1.9.  NO VIOLATION OF LAWS.

                  The making of the Loans and the issuance of the Letters of Credit shall not contravene any Law applicable to any Loan Party or any of the Banks.

          7.1.10. NO ACTIONS OR PROCEEDINGS.

                  No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

          7.1.11. CERTAIN FINANCIAL CONDITIONS.

                  The Borrower shall have delivered to the Agent and each Bank a certificate in form and substance satisfactory to the Required Banks, dated as of the Closing Date, signed by an Authorized Officer, together with supporting accounting and financial information satisfactory to the Required Banks, which certifies as to and sets forth the Leverage Ratio as of the Closing Date, which ratio shall not be greater than 2.5 to 1.0.

     For purposes of calculating the Leverage Ratio:

                  (a) Total Debt shall be determined as of the Closing Date after giving effect to the Loans to be made and the Letters of Credit to be issued on the Closing Date; and

                  (b) Consolidated EBITDA shall mean the Consolidated EBITDA of the Loan Parties and their Subsidiaries determined as of March 31, 2004 for the four fiscal quarters then ended.

          7.1.12. LIEN SEARCHES.

                  The Agent shall have received searches under the Uniform Commercial Code, lien, tax lien, and judgment searches against each Loan Party and each Subsidiary of each Loan Party, in each case as reasonably required by the Agent, in the jurisdiction of each such Person's formation and in each other jurisdiction where each such Person conducts business or owns or operates material assets and the results of such searches shall be satisfactory in form, scope and substance to the Agent.

          7.1.13. FILING RECEIPTS.

                  The Agent shall have received copies of all filing receipts and acknowledgments issued by any governmental authority to evidence any recordation or filing necessary to perfect the Lien of the Banks on the Pledged Collateral or other satisfactory evidence of such recordation and filing.

     7.2 EACH ADDITIONAL LOAN OR LETTER OF CREDIT.

     At the time of making any Loans or issuing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit: the representations and warranties of the Loan Parties contained in Section 6 and in the other Loan Documents shall be true on and as of the date of such additional Loan or Letter of Credit with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuance of such Letter of Credit shall not contravene any Law applicable to any Loan Party or Subsidiary of any Loan Party or any of the Banks; and the Borrower shall have delivered to the Agent a duly executed and completed Loan Request or application for a Letter of Credit as the case may be.

                              8. COVENANTS

     8.1 AFFIRMATIVE COVENANTS.

     The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations under the Loan Documents and termination of the Commitments, the Loan Parties shall comply at all times with the following affirmative covenants:

          8.1.1.  PRESERVATION OF EXISTENCE, ETC.

                  Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section 8.2.6 [Liquidations, Mergers, Etc.].

          8.1.2.  PAYMENT OF LIABILITIES, INCLUDING TAXES, ETC.

                  Each Loan Party shall, and shall cause each of its Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not be reasonably expected to result in a Material Adverse Effect.

          8.1.3.  MAINTENANCE OF INSURANCE.

                  Each Loan Party shall, and shall cause each of its Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers' compensation, public liability and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary.

          8.1.4.  MAINTENANCE OF PROPERTIES AND LEASES.

                  Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and from time to time, such Loan Party will make or cause to be made all appropriate repairs, renewals or replacements thereof.

          8.1.5.  MAINTENANCE OF PATENTS, TRADEMARKS, ETC.

                  Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would reasonably be expected to constitute a Material Adverse Effect.

          8.1.6.  VISITATION RIGHTS.

                  Upon reasonable prior notice to the Borrower and the Agent and during normal business hours and in a manner that will not interfere with its business operations, each Loan Party shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Agent or any of the Banks to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Banks may reasonably request. In the event any Bank desires to conduct an audit of any Loan Party, such Bank shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Agent.

          8.1.7.  KEEPING OF RECORDS AND BOOKS OF ACCOUNT.

                  The Borrower shall, and shall cause each Subsidiary of the Borrower to, maintain and keep proper books of record and account which enable the Borrower and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrower or any Subsidiary of the Borrower, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

          8.1.8.  PLANS AND BENEFIT ARRANGEMENTS.

                  The Borrower shall, and shall cause each other member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and Benefit Arrangements except where the failure to do so, alone or in conjunction with any other failure, would not reasonably be expected to result in a Material Adverse Effect. Without limiting the generality of the foregoing, the Borrower shall cause all of its Plans and all Plans maintained by any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the ERISA Group to make, in a timely manner, all contributions due to Plans, Benefit Arrangements and Multiemployer Plans, except where the failure to do so, alone or in conjunction with any other failure, would not reasonably be expected to result in a Material Adverse Effect.

          8.1.9.  COMPLIANCE WITH LAWS.

                  Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws, including all Environmental Laws and all Safety Laws, in all respects, PROVIDED that it shall not be deemed to be a violation of this Section 8.1.9 if any failure to comply with any Law would not result in fines, penalties, Remedial Actions, costs, other similar liabilities or injunctive relief which in the aggregate would not reasonably be expected to constitute a Material Adverse Effect. Without limiting the generality of the foregoing, each Loan Party shall, and shall cause each of its Subsidiaries to, obtain, maintain, renew and comply with all Environmental Permits applicable to their respective operations and activities, provided that it shall not be deemed to be a violation of this Section 8.1.9 if any failure to do so would not result in cease and desist orders or fines, penalties or other similar liabilities or injunctive relief which in the aggregate would not reasonably be expected to constitute a Material Adverse Effect.

          8.1.10. USE OF PROCEEDS.

                  The Loan Parties will use the Letters of Credit and the proceeds of the Loans only for general corporate purposes of the Borrower and for working capital of the Borrower. The Loan Parties shall not use the Letters of Credit or the proceeds of the Loans for any purposes which contravenes any applicable Law or any provision hereof.

          8.1.11. [INTENTIONALLY OMITTED]

          8.1.12. TAX SHELTER REGULATIONS.

                  None of the Loan Parties intends to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event any of the Loan Parties determines to take any action inconsistent with such intention, the Borrower will promptly (1) notify the Agent thereof, and (2) deliver to the Agent a duly completed copy of IRS Form 8886 or any successor form. If the Borrower so notifies the Agent, the Borrower acknowledges that one or more of the Banks may treat its Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Bank or Banks, as applicable, will maintain the lists and other records required by such Treasury Regulation.

          8.1.13. ANTI-TERRORISM LAWS.

                  The Loan Parties and their respective Affiliates and agents shall not (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order No. 13224, the USA Patriot Act or any other Anti-Terrorism Law, except where the failure to do so is not reasonably likely to constitute a Material Adverse Effect or expose the Agent or any Bank to liability. The Borrower shall deliver to Banks any certification or other evidence reasonably requested from time to time by any Bank in its sole discretion, confirming Borrower's compliance with this Section 8.1.13.

          8.1.14. FURTHER ASSURANCES.

                  Each Loan Party shall, from time to time, at its expense, faithfully preserve and protect the Bank's Lien on and Prior Security Interest in the Pledged Collateral as a continuing first priority perfected Liens and shall do such other acts and things as the Agent in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Pledged Collateral.

     8.2 NEGATIVE COVENANTS.

     The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and termination of the Commitments, the Loan Parties shall comply with the following negative covenants:

          8.2.1.  INDEBTEDNESS.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

                    (i) Indebtedness under the Loan Documents;

                    (ii) Existing Indebtedness as set forth on SCHEDULE 8.2.1 (including any extensions, renewals, refinancings or replacements thereof, PROVIDED there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on SCHEDULE 8.2.1);

                    (iii) Indebtedness secured by Purchase Money Security Interests or Indebtedness in respect of Capital Leases, so long as the Indebtedness permitted by this clause (iii) does not exceed in the aggregate at any time outstanding $30,000,000;

                    (iv) Indebtedness of a Loan Party or a Subsidiary of a Loan Party to any Loan Party or to any Subsidiary of a Loan Party;

                    (v) Any Bank-Provided Hedge or other Hedge approved by the Agent;

                    (vi) Other unsecured Indebtedness so long as (i) after giving effect thereto the Loan Parties are in compliance with Section 8.2.15 [Maximum Leverage Ratio] (with, for purposes of determining such pro-forma compliance with the Leverage Ratio: (a) Consolidated EBITDA determined as of the fiscal quarter most recently ended for which financial statements in accordance with Sections 8.3.1 or 8.3.2, as the case may be, and the related compliance certificate in accordance with Section 8.3.3 have been delivered to the Agent, and (b) Total Debt determined as of the date of incurrence or issuance of the Indebtedness proposed to be incurred after giving effect thereto), (ii) the covenants and events of default included in the agreements, instruments and other documents evidencing such Indebtedness shall be no more restrictive than the terms of the Credit Agreement, and (iii) no portion of the principal amount thereof shall amortize or otherwise be payable, repurchased, redeemed or defeased prior to the date which is one hundred (100) days after the Expiration Date;

                    (vii) Indebtedness of the Borrower or any of its Subsidiaries arising from the honoring by a financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business;

                    (viii) Indebtedness secured by Liens permitted by clause (x) of the definition of Permitted Liens, so long as the aggregate amount of such Indebtedness of the Borrower and its Subsidiaries outstanding at any time does not exceed twenty percent (20%) of Consolidated Net Worth;

                    (ix) Indebtedness in respect of Cash Pooling Obligations;
and

                    (x) any Guaranty permitted by Section 8.2.3 [Guaranties].

          8.2.2.  LIENS.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens.

          8.2.3.  GUARANTIES.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for (i) Guaranties of Indebtedness of the Loan Parties permitted hereunder, (ii) any Guaranty issued in connection with or related to the business of the Loan Parties and their Subsidiaries, providing for indemnification or holding harmless another Person, (iii) any Guaranty issued in connection with or related to the business of the Loan Parties and their Subsidiaries, to assure the payment or performance of ordinary course obligations of any Loan Party or any Subsidiary of any Loan Party, or (iv) any Guaranty in the ordinary course of business of the Cash Pooling Obligations.

          8.2.4.  LOANS AND INVESTMENTS.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to, any other Person, or agree, become or remain liable to do any of the foregoing, except:

                    (i) trade credit extended on usual and customary terms in the ordinary course of business;

                    (ii) advances to employees to meet expenses incurred by such employees in the ordinary course of business;

                    (iii) Permitted Investments;

                    (iv) loans, advances and investments in other Loan Parties or in Subsidiaries;

                    (v) Investments by the Loan Parties and their Subsidiaries in any Person (other than a Loan Party or any Subsidiary) so long as (y) the Person in which the Investment is made is engaged in a line of business permitted by Section 8.2.10

[Continuation of or Change in Business], and (z) after giving effect to each Investment in any Person, no Potential Default or Event of Default shall exist or be continuing;

                    (vi) so long as after giving effect thereto no Potential Default or Event of Default shall exist or be continuing, any transaction, event, agreement or liability to perform described in the first paragraph of this Section 8.2.4 (i.e. such first paragraph being the paragraph immediately before item (i) of this Section 8.2.4) that directly involves any Benefit Plans;

                    (vii) any acquisition constituting a Permitted Acquisition which is consummated in accordance with Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions];

                    (viii) those Investments set forth on SCHEDULE 8.2.4;

                    (ix) any consideration received in the form of property, equity interests, securities, notes or otherwise in connection with any disposition of assets permitted by Section 8.2.7 [Dispositions of Assets or Subsidiaries]; and

                    (x) any repurchase by the Borrower or any Subsidiary of the Borrower of capital stock which has been issued by such repurchaser thereof so long as after giving effect thereto no Potential Default or Event of Default shall exist or be continuing.

          8.2.5.  [INTENTIONALLY OMITTED].

          8.2.6.  LIQUIDATIONS, MERGERS, CONSOLIDATIONS, ACQUISITIONS.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, PROVIDED that

                  (1) any Loan Party may consolidate or merge into another Loan Party, provided, however, in the case of any merger or consolidation involving the Borrower, the Borrower shall be the survivor thereof;

                  (2) any Domestic Subsidiary of the Borrower may consolidate or merge into another Domestic Subsidiary of the Borrower and any Foreign Subsidiary of the Borrower may consolidate or merge into the Borrower or any other Subsidiary of the Borrower, so long as in the case of any consolidation or merger involving any Loan Party, such Loan Party shall be the survivor thereof;

                  (3) any Subsidiary which is not a Material Subsidiary may dissolve, liquidate or wind-up its affairs; and

                  (4) any Loan Party or any Subsidiary of any Loan Party may acquire, whether by purchase or by merger, (A) all of the ownership interests of another Person or (B) substantially all of assets of another Person or of a business or division of another Person (each an "Permitted Acquisition"), PROVIDED that each of the following requirements is met:

                    (i) if the Loan Parties are acquiring the ownership interests in such Person, such Person, if a Material Domestic Subsidiary, shall execute a Guarantor Joinder and join this Agreement as a Guarantor pursuant to
Section 11.18 [Joinder of Guarantors] on or before the date of such Permitted Acquisition and if the Loan Parties are acquiring the ownership interests of a Material First Tier Foreign Subsidiary, then 65% of such equity interests shall be pledged to the Agent for the benefit of the Banks on a first priority perfected basis pursuant to a Pledge Agreement on the date of such Permitted Acquisition;

                    (ii) the Loan Parties, such Person and its owners, as applicable, shall comply with Section 11.18 [Joinder of Guarantors] on or before the date of such Permitted Acquisition;

                    (iii) the board of directors or other equivalent governing body of such Person shall have approved such Permitted Acquisition and, if the Loan Parties shall use any portion of the Loans to fund such Permitted Acquisition, the Loan Parties also shall have delivered to the Agent written evidence of the approval of the board of directors (or equivalent body) of such Person for such Permitted Acquisition;

                    (iv) the business acquired, or the business conducted by the Person whose ownership interests are being acquired, as applicable, shall be permitted by Section 8.2.10 [Continuation of or Change in Business];

                    (v) no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Permitted Acquisition;

                    (vi) the Borrower shall demonstrate that it shall be in compliance with the covenants contained in Sections 8.2.15 [Maximum Leverage Ratio], 8.2.16 [Minimum Interest Coverage Ratio] and 8.2.17 [Minimum Net Worth] after giving effect to such Permitted Acquisition (including in such computation Indebtedness or other liabilities assumed or incurred in connection with such Permitted Acquisition, combining the stockholders equity (or similar equity) of the Person to be acquired with Consolidated Net Worth, but excluding income earned or expenses incurred by the Person, business or assets to be acquired prior to the date of such Permitted Acquisition), by delivering on or before the date of such Permitted Acquisition a certificate in the form of EXHIBIT 8.2.6 evidencing such compliance; and

                    (vii) if requested by the Agent, the Loan Parties shall deliver to the Agent copies of any material agreements entered into or proposed to be entered into by such Loan Parties in connection with such Permitted Acquisition, together with such other information about such Person or its assets as any Loan Party may reasonably require.

          8.2.7.  DISPOSITIONS OF ASSETS OR SUBSIDIARIES.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:

                    (i) transactions involving the sale of inventory in the ordinary course of business;

                    (ii) any sale, transfer or lease of assets in the ordinary course of business which are obsolete or no longer necessary or required in the conduct of such Loan Party's or such Subsidiary's business;

                    (iii) any sale, transfer or lease of assets by any wholly owned Subsidiary of a Loan Party to another Loan Party;

                    (iv) any sale, transfer or lease of assets by any Loan Party (other than the Borrower) to any other Loan Party;

                    (v) any sale, transfer or lease of assets constituting an Investment permitted under Section 8.2.4(v);

                    (vi) any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired or leased within the ordinary course of business;

                    (vii) any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (vi) above, provided that (i) at the time of any disposition, no Event of Default shall exist or shall result from such disposition, and (ii) the aggregate net book value of all assets so sold by the Loan Parties and their Subsidiaries shall not exceed in any fiscal year 25% or the Consolidated Net Worth of the Loan Parties and their Subsidiaries;

                    (viii) any sale, transfer or lease of any Investment set forth on Schedule 8.2.4; or

                    (ix) any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (viii) above, which is approved by the Required Banks.

          8.2.8.  [INTENTIONALLY OMITTED].

          8.2.9.  SUBSIDIARIES, PARTNERSHIPS AND JOINT VENTURES.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiary other than (i) any Material Domestic Subsidiary which has joined this Agreement as a Guarantor on the Closing Date; (ii) any Material Domestic Subsidiary formed after the Closing Date which joins this Agreement as a Guarantor pursuant to Section 11.18 [Joinder of Guarantors],
(iii) any Material First Tier Foreign Subsidiary existing on the Closing Date so long as 65% of the equity interests of such Material First Tier Foreign Subsidiary have been pledged to the Agent for the benefit of the Agent and the Banks on a first priority perfected basis, (iv) any Material First Tier Foreign Subsidiary formed or acquired after the Closing Date so long as 65% of the equity interests of such Material First Tier Foreign Subsidiary have been pledged to the Agent for the benefit of the Agent and the Banks on a first priority perfected basis and otherwise in accordance with the requirements of
Section 11.18 [Joinder of Guarantors], and (v) any other Subsidiary which is not the subject of the immediately preceding clauses (i) through (iv) of this
Section 8.2.9. Each of the Loan Parties and their Subsidiaries shall not become or agree to (1) become a general or limited partner in any general or limited partnership, except that the Loan Parties or their Subsidiaries may be general or limited partners in other Loan Parties and in Subsidiaries of other Loan Parties or in any Person in which an Investment is made as permitted by Sections 8.2.4(v), (vi), (vii), (viii) or (ix), (2) become a member or manager of, or hold a limited liability company interest in, a limited liability company, except that the Loan Parties or their Subsidiaries may be members or managers of, or hold limited liability company interests in, other Loan Parties and in Subsidiaries of other Loan Parties or in any Person in which an Investment is made as permitted by Sections 8.2.4(v), (vi), (vii), (viii) or (ix), or (3) become a joint venturer or hold a joint venture interest in any joint venture, except that the Loan Parties or their Subsidiaries may hold a joint venture interest in any Person in which an Investment is made as permitted by Sections 8.2.4(v), (vi), (vii), (viii) or (ix).

          8.2.10. CONTINUATION OF OR CHANGE IN BUSINESS.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, engage in any business other than: (i) the businesses in which the Borrower (whether directly or through one or more of its Subsidiaries) engages in on the Closing Date, (ii) similar or related businesses (including, without limitation, similar or related businesses that serve the industries which purchase or use goods manufactured or processed or services rendered by, any business in which the Borrower is then permitted to engage (whether directly or through one or more of its Subsidiaries), pursuant to this Section 8.2.10, or
(iii) businesses incidental to the foregoing.

          8.2.11. PLANS AND BENEFIT ARRANGEMENTS.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, engage in a Prohibited Transaction with any Plan, Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of circumstances, would result in liability under ERISA or otherwise violate ERISA, except where any such transaction, liability or violation, alone or in conjunction with any other circumstances or set of circumstances, would not reasonably be expected to result in a Material Adverse Effect.

          8.2.12. FISCAL YEAR.

                  The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, change its fiscal year from the twelve-month period beginning January 1 and ending December 31.

          8.2.13. CHANGES IN ORGANIZATIONAL DOCUMENTS.

                  The Borrower shall not amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, or other organizational documents without obtaining the prior written consent of the Required Banks in the event any such amendment would be adverse in any material respect to the Banks.

          8.2.14. [INTENTIONALLY OMITTED]

          8.2.15. MAXIMUM LEVERAGE RATIO.

                  The Loan Parties shall not at any time permit the Leverage Ratio calculated as of the end of each fiscal quarter to exceed 2.50 to 1.00.

          8.2.16. MINIMUM INTEREST COVERAGE RATIO.

                  The Loan Parties shall not permit the Interest Coverage Ratio calculated as of the end of each fiscal quarter to be less than 3.00 to 1.00.

          8.2.17. MINIMUM NET WORTH.

                  The Borrower shall not at any time permit Consolidated Net Worth to be less than Base Net Worth.

     8.3 REPORTING REQUIREMENTS.

     The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and under the other Loan Documents and termination of the Commitments, the Loan Parties will furnish or cause to be furnished to the Agent and each of the
Banks:

          8.3.1.  QUARTERLY FINANCIAL STATEMENTS.

                  As soon as available and in any event within forty-five (45) calendar days after the end of each of the first three fiscal quarters in each fiscal year, financial statements of the Borrower, consisting of a consolidated balance sheet as of the end of such fiscal quarter and related consolidated statements of income, stockholders' equity and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President or Chief Financial Officer of the Borrower as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year. The Loan Parties will be deemed to have complied with the delivery requirements of this Section 8.3.1 if within forty-five (45) days after the end of their fiscal quarter, the Borrower delivers to the Agent and each of the Banks a copy of its Form 10-Q as filed with the SEC and the financial statements contained therein meets the requirements described in this Section.

          8.3.2.  ANNUAL FINANCIAL STATEMENTS.

                  As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower, financial statements of the Borrower consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally or regionally recognized standing reasonably satisfactory to the Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents. The Loan Parties will be deemed to have complied with the delivery requirements of this Section 8.3.2 if within ninety (90) days after the end of their fiscal year, the Borrower delivers to the Agent and each of the Banks a copy of its Annual Report and Form 10-K as filed with the SEC and the financial statements and certification of public accountants contained therein meets the requirements described in this Section.

          8.3.3.  CERTIFICATE OF THE BORROWER.

                  Concurrently with the financial statements of the Borrower furnished to the Agent and to the Banks pursuant to Sections 8.3.1 [Quarterly Financial Statements] and 8.3.2 [Annual Financial Statements], a certificate (each a Compliance Certificate) of the Borrower signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower, in the form of
EXHIBIT 8.3.3, to the effect that (i) except as described pursuant to Section
8.3.4 [Notice of Default] the representations and warranties of the Borrower contained in Section 6 and in the other Loan Documents are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time) and the Loan Parties have performed and complied with all covenants and conditions hereof, (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in Section 8.2 [Negative Covenants], (iv) listing each First Tier Foreign Subsidiary and each Domestic Subsidiary formed or acquired during the fiscal quarter or fiscal year, as the case may be, covered by such Compliance Certificate and also indicating whether such Subsidiary is a Material

Subsidiary, (v) listing each Person in which an Investment has been made during such fiscal quarter or fiscal year, with respect to which Person, as provided herein in the definition of Subsidiary, the Loan Parties have elected that such Person shall not be a Subsidiary, and (vi) setting forth a list of any dispositions, transfers or sales of any asset or related assets during such fiscal quarter or fiscal year if the net book value of the assets so disposed, transferred or sold equals or exceeds 10% of Consolidated Net Worth as of such quarter end or fiscal year end.

          8.3.4.  NOTICE OF DEFAULT.

                  Promptly after any officer of any Loan Party has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by the Chief Executive Officer, President or Chief Financial Officer of such Loan Party setting forth the details of such Event of Default or Potential Default and the action which the such Loan Party proposes to take with respect thereto.

          8.3.5.  NOTICE OF LITIGATION.

                  Promptly after the commencement thereof, notice of all actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party, which relate to any of the Pledged Collateral or which if adversely determined would reasonably be expected to constitute a Material Adverse Effect.

          8.3.6.  AGREEMENTS REGARDING PLEDGED COLLATERAL.

                  Upon the request of the Agent, the Loan Parties shall provide to the Agent a list of the shareholder agreements, partnership agreements, operating agreements or other similar agreements applicable to the Pledged Collateral, together with a true and complete copy of each such agreement.

          8.3.7.  BUDGETS, FORECASTS, OTHER REPORTS AND INFORMATION.

                  Promptly upon their becoming available to the Borrower:

                    (i) the annual budget (including a detailed budget of revenue and expenses) and any forecasts or projections of the Borrower, to be supplied prior to commencement of the fiscal year to which any of the foregoing may be applicable,

                    (ii) any reports including management letters submitted to the Borrower by independent accountants in connection with any annual, interim or special audit,

                    (iii) any reports, notices or proxy statements generally distributed by the Borrower to its stockholders on a date no later than the date supplied to such stockholders,

                    (iv) regular or periodic reports, including Forms 10-K, 10-Q and 8-K, registration statements and prospectuses, filed by the Borrower with the SEC,

                    (v) a copy of any order, which is material and adverse to the Borrower or any Subsidiary of the Borrower, in any proceeding to which the Borrower or any of its Subsidiaries is a party issued by any Official Body, and

                    (vi) such other reports and information as any of the Banks may from time to time reasonably request. The Borrower shall also notify the Banks promptly of the enactment or adoption of any Law which may result in a Material Adverse Effect.

          8.3.8.  TAX SHELTER PROVISIONS.

                  Promptly after any of the Loan Parties determines that it intends to treat any of the Loans, Letters of Credit or related transactions as being a "reportable transaction" as provided in Section 8.1.12 [Tax Shelter Regulations]

                       (1) a written notice of such intention to the Agent; and

                       (2) a duly completed copy of IRS Form 8886 or any successor form.

          8.3.9.  NOTICES REGARDING PLANS AND BENEFIT ARRANGEMENTS.

                    8.3.9.1 CERTAIN EVENTS.

                  Promptly upon becoming aware of the occurrence thereof, notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of:

                    (i) any Reportable Event with respect to the Borrower or any other member of the ERISA Group (regardless of whether the obligation to report said Reportable Event to the PBGC has been waived),

                    (ii) any Prohibited Transaction which could subject the Borrower or any other member of the ERISA Group to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in connection with any Plan, any Benefit Arrangement or any trust created thereunder,

                    (iii) any assertion of material withdrawal liability with respect to any Multiemployer Plan,

                    (iv) any partial or complete withdrawal from a Multiemployer Plan by the Borrower or any other member of the ERISA Group under Title IV of

ERISA (or assertion thereof), where such withdrawal is likely to result in material withdrawal liability,

                    (v) any cessation of operations (by the Borrower or any other member of the ERISA Group) at a facility in the circumstances described in
Section 4062(e) of ERISA,

                    (vi) withdrawal by the Borrower or any other member of the ERISA Group from a Multiple Employer Plan,

                    (vii) a failure by the Borrower or any other member of the ERISA Group to make a payment to a Plan required to avoid imposition of a Lien under Section 302(f) of ERISA,

                    (viii) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA, or

                    (ix) any change in the actuarial assumptions or funding methods used for any Plan, where the effect of such change is to materially increase or materially reduce the unfunded benefit liability or obligation to make periodic contributions.

                    8.3.9.2 NOTICES OF INVOLUNTARY TERMINATION AND ANNUAL
REPORTS.

                    Promptly after receipt thereof, copies of (a) all notices received by the Borrower or any other member of the ERISA Group of the PBGC's intent to terminate any Plan administered or maintained by the Borrower or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan; and (b) at the request of the Agent or any Bank each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by the Borrower or any other member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of the Borrower or any other member of the ERISA Group in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by the Borrower or any other member of the ERISA Group with the Internal Revenue Service with respect to each such Plan.

                    8.3.9.3 NOTICE OF VOLUNTARY TERMINATION.

               Promptly upon the filing thereof, copies of any Form 5310, or any successor or equivalent form to Form 5310, filed with the PBGC in connection with the termination of any Plan.

                                  9.   DEFAULT

     9.1 EVENTS OF DEFAULT.

          An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

          9.1.1. PAYMENTS UNDER LOAN DOCUMENTS.

                    The Borrower shall fail to pay (i) any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), Reimbursement Obligation or Letter of Credit Borrowing when such principal is due hereunder or (ii) any interest on any Loan , Reimbursement Obligation or Letter of Credit Borrowing or any other amount owing hereunder or under the other Loan Documents within three (3) Business Days after such interest or other amount becomes due in accordance with the terms hereof or thereof;

          9.1.2. BREACH OF WARRANTY.

                    Any representation or warranty made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

          9.1.3. BREACH OF NEGATIVE COVENANTS OR VISITATION RIGHTS.

                    Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 8.1.6 [Visitation Rights] or
Section 8.2 [Negative Covenants];

          9.1.4. BREACH OF OTHER COVENANTS.

                    Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty
(30) days after any officer of any Loan Party becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Loan Parties as determined by the Agent in its reasonable discretion);

          9.1.5. DEFAULTS IN OTHER AGREEMENTS OR INDEBTEDNESS.

                    A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Material Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $30,000,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

          9.1.6. FINAL JUDGMENTS OR ORDERS.

                    Any final judgments or orders for the payment of money in excess of $30,000,000 in the aggregate (to the extent not paid or covered by insurance from a reputable carrier who has not previously denied coverage) shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

          9.1.7. LOAN DOCUMENT UNENFORCEABLE.

                    Any material provision of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

          9.1.8. UNINSURED LOSSES; PROCEEDINGS AGAINST ASSETS.

                    Any material portion of the Loan Parties' or any of their Material Subsidiaries' assets are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter;

          9.1.9. NOTICE OF LIEN OR ASSESSMENT.

                    A notice of Lien or assessment in excess of $30,000,000 which is not a Permitted Lien is filed of record with respect to all or any part of any of the Loan Parties' or any of their Material Subsidiaries' assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including the PBGC, or any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid within thirty (30) days after the same becomes payable;

          9.1.10. INSOLVENCY.

                    Any Loan Party or any Material Subsidiary of a Loan Party ceases to be Solvent or admits in writing its inability to pay its debts as they mature;

          9.1.11. EVENTS RELATING TO PLANS AND BENEFIT ARRANGEMENTS.

                    Any of the following occurs: (i) any Reportable Event, which the Agent determines in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan; (iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; and, in the case of the occurrence of (i), (ii), (iii) or (iv) above, the Required Banks determine in good faith that the amount of the Borrower's liability is likely to exceed 10% of its Consolidated Net Worth; (v) the Borrower or any member of the ERISA Group shall fail to make any contributions when due to a Plan or a Multiemployer Plan;
(vi) the Borrower or any other member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307 of ERISA; (vii) the Borrower or any other member of the ERISA Group shall withdraw completely or partially from a Multiemployer Plan; (viii) the Borrower or any other member of the ERISA Group shall withdraw (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Multiple Employer Plan; or (ix) any applicable Law is adopted, changed or interpreted by any Official Body with respect to or otherwise affecting one or more Plans, Multiemployer Plans or Benefit Arrangements and, with respect to any of the events specified in (v),
(vi), (vii), (viii) or (ix), the Required Banks determine in good faith that any such occurrence would be reasonably likely to materially and adversely affect the total enterprise represented by the Borrower and the other members of the ERISA Group;

          9.1.12. CESSATION OF BUSINESS.

                  Any Loan Party or any Material Subsidiary of a Loan Party ceases to conduct its business as contemplated, except as expressly permitted under Section 8.2.6 [Liquidations, Mergers, Etc.] or 8.2.7 [Disposition of Assets], or any Loan Party or any Material Subsidiary of a Loan Party is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within thirty (30) days after the entry thereof;

          9.1.13. CHANGE OF CONTROL.

                  Any person or group of persons (within the meaning of Sections 13(d) or 14(a) of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) 30% or more of the voting capital stock of the Borrower;

          9.1.14. INVOLUNTARY PROCEEDINGS.

                  A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any Loan Party or any Material Subsidiary of a Loan Party in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or any Material Subsidiary of a Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

          9.1.15. VOLUNTARY PROCEEDINGS.

                  Any Loan Party or any Material Subsidiary of a Loan Party shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

     9.2 CONSEQUENCES OF EVENT OF DEFAULT.

          9.2.1. EVENTS OF DEFAULT OTHER THAN BANKRUPTCY, INSOLVENCY OR REORGANIZATION PROCEEDINGS.

                  If an Event of Default specified under Sections 9.1.1 through
9.1.13 shall occur and be continuing, the Banks and the Agent shall be under no further obligation to make Revolving Credit Loans or issue Letters of Credit, as the case may be, and the Agent may, and upon the request of the Required Banks, shall by written notice to the Borrower, take one or both of the following actions: (i) terminate the Commitments and thereupon the Commitments shall be terminated and of no further force and effect, or (ii) declare the unpaid principal amount of the Revolving Credit Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Agent and the Banks, and grants to the Agent and the Banks a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Agent shall return such cash collateral to the Borrower; and

          9.2.2. BANKRUPTCY, INSOLVENCY OR REORGANIZATION PROCEEDINGS.

               If an Event of Default specified under Section 9.1.14 [Involuntary Proceedings] or 9.1.15 [Voluntary Proceedings] shall occur, the Commitments shall automatically terminate and be of no further force and effect, the Banks shall be under no further obligations to make Revolving Credit Loans hereunder, PNC Bank shall be under no further obligation to make Swing Loans hereunder and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

          9.2.3. SET-OFF.

               If an Event of Default shall occur and be continuing, any Bank to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section 10.13 [Equalization of Banks] and any branch, Subsidiary or Affiliate of such Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of the Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, the Borrower or such other Loan Party by such Bank or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower or such other Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Bank or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Bank or the Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of the Borrower or such other Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Guaranty, any Pledged Collateral or any other security, right or remedy available to any Bank or the Agent; and

          9.2.4. SUITS, ACTIONS, PROCEEDINGS.

                  If an Event of Default shall occur and be continuing, and whether or not the Agent shall have accelerated the maturity of the Loans pursuant to any of the foregoing provisions of this Section 9.2, the Agent or any Bank, if owed any amount with respect to the Loans, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents, including as permitted by applicable Law the obtaining of the EX PARTE appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agent or such Bank; and

          9.2.5. APPLICATION OF PROCEEDS; COLLATERAL SHARING.

                    9.2.5.1 APPLICATION OF PROCEEDS.

                    From and after the date on which the Agent has taken any action pursuant to this Section 9.2 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Agent from any sale or other disposition of the Pledged Collateral, or any part thereof, or the exercise of any remedy by the Agent, shall be applied as follows:

                    (i) first, to reimburse the Agent and the Banks for out-of-pocket costs, expenses and disbursements, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by the Agent or the Banks in connection with realizing on the Pledged Collateral or collection of any Obligations of any of the Loan Parties under any of the Loan Documents, including advances made by the Agent or the Banks for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Pledged Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Pledged Collateral.

                    (ii) second, to the repayment of all Indebtedness then due and unpaid of the Loan Parties to the Banks incurred under this Agreement or any of the other Loan Documents or a Bank-Provided Hedge or the B of A/Glenborough Letter of Credit (but only if Bank of America is a Bank hereunder), whether of principal, interest, fees, expenses or otherwise, in such manner as the Agent may determine in its discretion; and

                    (iii) the balance, if any, as required by Law.

                    9.2.5.2 COLLATERAL SHARING.

                    All Liens granted under any Loan Document (the "Collateral Documents") shall secure ratably and on a pari passu basis (i) the Obligations in favor of the Agent and the Banks hereunder, (ii) the Obligations incurred by any of the Loan Parties in favor of any Bank which provides a Bank-Provided Hedge (the "IRH Provider"), and (iii) the Obligations incurred by any of the Loan Parties in favor of Bank of America (but only if it is a Bank hereunder) ("Bank of America") under the B of A/Glenborough Letter of Credit. The Agent under the Collateral Documents shall be deemed to serve as the collateral agent (the "Collateral Agent") for the IRH Provider, Bank of America (but only if it is a Bank hereunder and only as it relates to Obligations incurred by the Loan Parties in favor of Bank of America under the B of A/Glenborough Letter of Credit) and the Banks hereunder, provided that the Collateral Agent shall comply with the instructions and directions of the Agent (or the Banks under this Agreement to the extent that this Agreement or any other Loan Documents empowers the Banks to direct the Agent), as to all matters relating to the collateral under the Collateral Documents, including the maintenance and disposition thereof. No IRH Provider (except in its capacity as a Bank hereunder) shall be entitled or have the power to direct or instruct the Collateral Agent on any such matters or to control or direct in any manner the maintenance or disposition of the collateral under the Collateral Documents. Bank of America (except in its capacity as a Bank hereunder) shall not be entitled or have the power to direct or instruct the Collateral Agent on any such matters or to control or direct in any manner the maintenance or disposition of the collateral under the Collateral Documents.

          9.2.6. OTHER RIGHTS AND REMEDIES.

                  In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents, the Agent shall have all of the rights and remedies under the Uniform Commercial Code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Agent may, and upon the request of the Required Banks shall, exercise all post-default rights granted to the Agent and the Banks under the Loan Documents or applicable Law.

          9.2.7. NOTICE OF SALE.

                  Any notice required to be given by the Agent or any Bank of a sale, lease, or other disposition of the Pledged Collateral or any other intended action by the Agent or any Bank, if given ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Loan Parties.

                                 10. THE AGENT

     10.1 APPOINTMENT.

     Each Bank hereby irrevocably designates, appoints and authorizes PNC Bank to act as Agent for such Bank under this Agreement and to execute and deliver or accept on behalf of each of the Banks the other Loan Documents. Each Bank hereby irrevocably authorizes, the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. PNC Bank agrees to act as the Agent on behalf of the Banks to the extent provided in this Agreement.

     10.2 DELEGATION OF DUTIES.

     The Agent may perform any of its duties hereunder by or through agents or employees (PROVIDED such delegation does not constitute a relinquishment of its duties as Agent) and, subject to Sections 10.5 [Reimbursement of Agent by Borrower, Etc.] and 10.6 [Exculpatory Provisions, Etc.], shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

     10.3 NATURE OF DUTIES; INDEPENDENT CREDIT INVESTIGATION.

     The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Bank expressly acknowledges (i) that the Agent has not made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of any of the Loan Parties, shall be deemed to constitute any representation or warranty by the Agent to any Bank; (ii) that it has made and will continue to make, without reliance upon the Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Loan Parties in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

     10.4 ACTIONS IN DISCRETION OF AGENT; INSTRUCTIONS FROM THE BANKS.

     The Agent agrees, upon the written request of the Required Banks, to take or refrain from taking any action of the type specified as being within the Agent's rights, powers or discretion herein, PROVIDED that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Banks, the Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to Section
10.6 [Exculpatory Provisions, Etc.]. Subject to the provisions of Section 10.6, no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks, or in the absence of such instructions, in the absolute discretion of the Agent.

     10.5 REIMBURSEMENT AND INDEMNIFICATION OF AGENT BY THE BORROWER.

     The Borrower unconditionally agrees to pay or reimburse the Agent and hold the Agent harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including reasonable fees and expenses of counsel (including, without duplication of legal work of outside counsel, the allocated costs of staff counsel), appraisers and environmental consultants, incurred by the Agent (i) in connection with the development, negotiation, preparation, printing, execution, administration, syndication, interpretation and performance of this Agreement and the other Loan Documents,
(ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, (iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and (v) in connection with any Environmental Complaint threatened or asserted against the Agent or the Lenders in any way relating to or arising out of this Agreement or any other Loan Documents (including, without limitation, the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings or in any workout or restructuring) and (b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of (i) this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder and (ii) any Environmental Complaint in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, PROVIDED that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Agent's bad faith, gross negligence or willful misconduct, or if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. In addition, the Borrower agrees to reimburse and pay all reasonable out-of-pocket expenses of the Agent's regular employees and agents engaged periodically to perform audits of the Loan Parties' books, records and business properties.

     10.6 EXCULPATORY PROVISIONS; LIMITATION OF LIABILITY.

     Neither the Agent nor any of its directors, officers, employees, agents, attorneys or Affiliates shall (a) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any Loan Document, unless caused by its or their own bad faith, gross negligence or willful misconduct, (b) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties, or the financial condition of the Loan Parties, or the existence or possible existence of any Event of Default or Potential Default. No claim may be made by any of the Loan Parties, any Bank, the Agent or any of their respective Subsidiaries against the Agent, any Bank or any of their respective directors, officers, employees, agents, attorneys or Affiliates, or any of them, for any special, indirect or consequential damages or, to the fullest extent permitted by Law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, including the negotiation, documentation, administration or collection of the Loans, and each of the Loan

Parties, (for itself and on behalf of each of its Subsidiaries), the Agent and each Bank hereby waive, releases and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor. Each Bank agrees that, except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder or given to the Agent for the account of or with copies for the Banks, the Agent and each of its directors, officers, employees, agents, attorneys or Affiliates shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Loan Parties which may come into the possession of the Agent or any of its directors, officers, employees, agents, attorneys or Affiliates.

     10.7 REIMBURSEMENT AND INDEMNIFICATION OF AGENT BY BANKS.

     Each Bank agrees to reimburse and indemnify the Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including attorneys' fees and disbursements (including the allocated reasonable costs of staff counsel), and costs of appraisers and environmental consultants, of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, PROVIDED that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from the Agent's gross negligence or willful misconduct, or (b) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Bank shall remain liable to the extent such failure to give notice does not result in a loss to the Bank), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Bank, which shall not be unreasonably withheld. In addition, each Bank agrees promptly upon demand to reimburse the Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share for all amounts due and payable by the Borrower to the Agent in connection with the Agent's periodic audit of the Loan Parties' books, records and business properties.

     10.8 RELIANCE BY AGENT.

     The Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

     10.9 NOTICE OF DEFAULT.

     The Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Agent has received written notice from a Bank or the Borrower referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a "notice of default".

     10.10 NOTICES.

     The Agent shall promptly send to each Bank a copy of all notices received from the Borrower pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Agent shall promptly notify the Borrower and the other Banks of each change in the Base Rate and the effective date thereof.

     10.11 BANKS IN THEIR INDIVIDUAL CAPACITIES; AGENTS IN ITS INDIVIDUAL CAPACITY.

     With respect to its Revolving Credit Commitment and the Revolving Credit Loans made by it and any other rights and powers given to it as a Bank hereunder or under any of the other Loan Documents, the Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Agent, and the term "Bank" and "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. PNC Bank and its Affiliates and each of the Banks and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, issue letters of credit for the account of, acquire equity interests in, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with, the Loan Parties and their Affiliates, in the case of the Agent, as though it were not acting as Agent hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder, in each case without notice to or consent of the other Banks. The Banks acknowledge that, pursuant to such activities, the Agent or its Affiliates may (i) receive information regarding the Loan Parties or any of their Subsidiaries or Affiliates (including information that may be subject to confidentiality obligations in favor of the Loan Parties or such Subsidiary or Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them, and (ii) accept fees and other consideration from the Loan Parties for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

     10.12 HOLDERS OF NOTES.

     The Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     10.13 EQUALIZATION OF BANKS.

     The Banks and the holders of any participations in any Commitments or Loans or other rights or obligations of a Bank hereunder agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any Obligation hereunder or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments on the Loans, except as otherwise provided in Section 4.4.3 [Agent's and Bank's Rights], 5.4.2 [Replacement of a Bank] or 5.5 [Additional Compensation in Certain Circumstances]. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount of the Loans, PROVIDED that if all or any portion of such excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

     10.14 SUCCESSOR AGENT.

     The Agent (i) may resign as Agent or (ii) shall resign if such resignation is requested by the Required Banks (if the Agent is a Bank, the Agent's Loans and its Commitment shall be considered in determining whether the Required Banks have requested such resignation) or required by Section 5.4.2 [Replacement of a Bank], in either case of (i) or (ii) by giving not less than thirty (30) days' prior written notice to the Borrower. If the Agent shall resign under this Agreement, then either (a) the Required Banks shall appoint from among the Banks a successor agent for the Banks, subject to the consent of the Borrower, such consent not to be unreasonably withheld or delayed, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Agent's notice to the Banks of its resignation, then the Agent shall appoint, with the consent of the Borrower, such consent not to be unreasonably withheld or delayed, a successor agent who shall serve as Agent until such time as the Required Banks appoint and the Borrower consents to the appointment of a successor agent. Upon its appointment pursuant to either clause
(a) or (b) above, such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent hereunder, the provisions of this Section 10 shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

     10.15 AGENT'S FEE.

     The Borrower shall pay to the Agent a nonrefundable fee (the "Optional Currency Loan Processing Fee") in connection with processing Revolving Credit Loans denominated in any Optional currency and a nonrefundable fee (the "Agent's Fee") under the terms of a letter (the "Agent's Letter") between the Borrower and Agent, as amended from time to time.

     10.16 AVAILABILITY OF FUNDS.

     The Agent may assume that each Bank has made or will make the proceeds of a Revolving Credit Loan available to the Agent in the applicable currency unless the Agent shall have been notified by such Bank on or before the later of (1) the close of Business on the Business Day preceding the Borrowing Date with respect to such Loan or two (2) hours before the time on which the Agent actually funds the proceeds of such Loan to the Borrower (whether using its own funds pursuant to this Section 10.16 or using proceeds deposited with the Agent by the Banks and whether such funding occurs before or after the time on which Banks are required to deposit the proceeds of such Loan with the Agent). The Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount in the applicable currency. If such corresponding amount is not in fact made available to the Agent by such Bank in the applicable currency, the Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Agent recovers such amount, at a rate per annum equal to (i) the Federal Funds Effective Rate during the first three (3) days after such interest shall begin to accrue and (ii) the applicable interest rate in respect of such Loan after the end of such three-day period.

     10.17 CALCULATIONS.

     In the absence of gross negligence or willful misconduct, the Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Loans, fees or any other amounts due to the Banks under this Agreement. In the event an error in computing any amount payable to any Bank is made, the Agent, the Borrower and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate or the Overnight Rate if such computation relates to a Loan made in an Optional Currency.

     10.18 BENEFICIARIES.

     Except as expressly provided herein, the provisions of this Section 10 are solely for the benefit of the Agent and the Banks, and the Loan Parties shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Loan Parties.

     10.19 NO RELIANCE ON AGENT'S CUSTOMER IDENTIFICATION PROGRAM.

     Each Bank acknowledges and agrees that neither such Bank, nor any of its Affiliates, participants or assignees, may rely on the Agent to carry out such Bank's, Affiliate's, participant's or assignee's customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the "CIP Regulations"), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or
(5) other procedures required under the CIP Regulations or such other Laws.

     10.20 CERTAIN RELEASES OF PLEDGED COLLATERAL.

     It is expressly agreed by each Bank, that upon the written request of the Borrower (accompanied by such certificates and other documentation as the Agent may reasonably request) the Agent on behalf of the Banks and without any consent or action by any Bank, may, so long as no Event of Default exists after giving effect thereto, release any portion of the Pledged Collateral in connection with any sale, transfer, lease, disposition, merger or other transaction permitted by this Agreement; provided, however, that the provisions set forth in this Section
10.20 apply only to releases of portions of the Pledged Collateral where this Agreement does not otherwise expressly provide for the consent or approval of all Banks. (By way of example, the provisions of this Section 10.20 would not apply to any release of all or substantially all of the Pledged Collateral, which release, in accordance with Section 11.1.3 [Release of Collateral or Guarantor], would require the consent of all of the Banks).

                                 11. MISCELLANEOUS

     11.1 MODIFICATIONS, AMENDMENTS OR WAIVERS.

     With the written consent of the Required Banks, the Agent, acting on behalf of all the Banks, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Banks or the Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Loan Parties hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Banks and the Loan Parties; PROVIDED, that, no such agreement, waiver or consent may be made which will:

          11.1.1. INCREASE OF COMMITMENT; EXTENSION OF EXPIRATION DATE.

          Without the written consent of the Required Banks and the Bank effected thereby increase the amount of the Revolving Credit Commitment of such Bank hereunder or without the written consent of all Banks extend the Expiration Date;

          11.1.2. EXTENSION OF PAYMENT; REDUCTION OF PRINCIPAL INTEREST OR FEES; MODIFICATION OF TERMS OF PAYMENT.

               Without the written consent of all Banks, whether or not any Loans are outstanding, extend the time for payment of principal or interest of any Loan (excluding the due date of any mandatory prepayment of a Loan or any mandatory Commitment reduction in connection with such a mandatory prepayment hereunder except for mandatory reductions of the Commitments on the Expiration
Date), the Commitment Fee or any other fee payable to any Bank, or reduce the principal amount of or the rate of interest borne by any Loan or reduce the Commitment Fee or any other fee payable to any Bank, or any other fee payable to any Bank;

          11.1.3. RELEASE OF COLLATERAL OR GUARANTOR.

               Without the written consent of all Banks, release all or substantially all of the Pledged Collateral, release any Guarantor from its Obligations under the Guaranty Agreement or release any other security for any of the Loan Parties' Obligations; or

          11.1.4. MISCELLANEOUS.

               Without the written consent of all Banks, amend Section 5.2 [Pro Rata Treatment of Banks], 10.6 [Exculpatory Provisions, Etc.] or 10.13 [Equalization of Banks] or this Section 11.1, alter any provision regarding the pro rata treatment of the Banks, change the definition of Required Banks, or change any requirement providing for the Banks or the Required Banks to authorize the taking of any action hereunder;

PROVIDED, further, that no agreement, waiver or consent which would modify the interests, rights or obligations of the Agent in its capacity as Agent or as the issuer of Letters of Credit shall be effective without the written consent of the Agent.

     11.2 NO IMPLIED WAIVERS; CUMULATIVE REMEDIES; WRITING REQUIRED.

     No course of dealing and no delay or failure of the Agent or any Bank in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Agent and the Banks under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

     11.3 REIMBURSEMENT AND INDEMNIFICATION OF BANKS BY THE BORROWER; TAXES.

     The Borrower agrees unconditionally upon demand to pay or reimburse to each Bank (other than the Agent, as to which the Borrower's Obligations are set forth in Section 10.5

[Reimbursement of Agent By Borrower, Etc.]) and to save such Bank harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel (including allocated costs of staff counsel) for each Bank except with respect to (a) and
(b) below), incurred by such Bank (a) in connection with the administration and interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and (e) in connection with any Environmental Complaint threatened or asserted against the Bank in any way relating to or arising out of this Agreement or any other Loan Documents (including, without limitation, the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings or in any workout or restructuring), or (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Bank, in its capacity as such, in any way relating to or arising out of (y) this Agreement or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder and (z) any Environmental Complaint in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder, PROVIDED that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Bank's gross negligence or willful misconduct, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. The Banks will attempt to minimize the fees and expenses of legal counsel for the Banks which are subject to reimbursement by the Borrower hereunder by considering the usage of one law firm to represent the Banks and the Agent if appropriate under the circumstances. The Borrower agrees unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Bank to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees unconditionally to save the Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

     11.4 HOLIDAYS.

     Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day (except as provided in Section 4.2 [Interest Periods] with respect to Interest Periods under the Euro-Rate

Option) and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

     11.5 FUNDING BY BRANCH, SUBSIDIARY OR AFFILIATE.

          11.5.1. NOTIONAL FUNDING.

               Each Bank shall have the right from time to time, without notice to the Borrower, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 11.5 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Bank) of such Bank to have made, maintained or funded any Loan to which the Euro-Rate Option applies at any time, PROVIDED that immediately following (on the assumption that a payment were then due from the Borrower to such other office), and as a result of such change, the Borrower would not be under any greater financial obligation pursuant to Section 5.5 [Additional Compensation in Certain Circumstances] than it would have been in the absence of such change. Notional funding offices may be selected by each Bank without regard to such Bank's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Bank.

          11.5.2. ACTUAL FUNDING.

               Each Bank shall have the right from time to time to make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Bank to make or maintain such Loan subject to the last sentence of this Section
11.5.2. If any Bank causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Bank, but in no event shall any Bank's use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Bank or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Bank (including any expenses incurred or payable pursuant to Section 5.5 [Additional Compensation in Certain Circumstances]) which would otherwise not be incurred.

     11.6 NOTICES; LENDING OFFICES.

     Any notice, request, demand, direction or other communication (for purposes of this Section 11.6 only, a "Notice") to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (which includes means of electronic transmission (i.e., "e-mail") or facsimile transmission or by setting forth such

Notice on a site on the World Wide Web (a "Website Posting") if Notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 11.6) in accordance with this Section 11.6. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names on Schedule 1.1(B) hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 11.6. Any Notice shall be effective:

               (i) In the case of hand-delivery, when delivered;

               (ii) If given by mail, four days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

               (iii) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, a Website Posting or overnight courier delivery of a confirmatory notice (received at or before noon on such next Business Day);

               (iv) In the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

               (v) In the case of electronic transmission, when actually received;

               (vi) In the case of a Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such web site) by another means set forth in this Section 11.6; and

               (vii) If given by any other means (including by overnight courier), when actually received.

Any Bank giving a Notice to a Loan Party shall concurrently send a copy thereof to the Agent, and the Agent shall promptly notify the other Banks of its receipt of such Notice. SCHEDULE 1.1(B) lists the Lending Offices of each Bank. Each Bank may change its Lending Office by written notice to the other parties hereto.

     11.7 SEVERABILITY.

     The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     11.8 GOVERNING LAW.

     Each Letter of Credit and Section 2.10 [Letter of Credit Subfacility] shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles, and the balance of this Agreement shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

     11.9 PRIOR UNDERSTANDING.

     This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

     11.10 DURATION; SURVIVAL.

     All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Agent or the Banks, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Loan Parties contained in Sections 8.1 [Affirmative Covenants], 8.2 [Negative Covenants] and 8.3 [Reporting Requirements] herein shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit hereunder and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in Section 5 [Payments] and Sections 10.5 [Reimbursement of Agent by Borrower, Etc.], 10.7 [Reimbursement of Agent by Banks, Etc.] and 11.3 [Reimbursement of Banks by Borrower; Etc.], shall survive payment in full of the Loans, expiration or termination of the Letters of Credit and termination of the Commitments.

     11.11 SUCCESSORS AND ASSIGNS.

     (i) This Agreement shall be binding upon and shall inure to the benefit of the Banks, the Agent, the Loan Parties and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights and Obligations hereunder or any interest herein. Each Bank may, at its own cost, make assignments of or sell participations in all or any part of its Revolving Credit Commitments and the Loans made by it to one or more banks or other entities, subject to the consent of the Borrower and the Agent with respect to any assignee, such consent not to be unreasonably withheld or delayed, provided that (1) no consent of the Borrower shall be required (A) if an Event of Default exists and is continuing, or (B) in the case of an assignment by a Bank to an Affiliate of such Bank, and (2) any assignment by a Bank to a Person other than an Affiliate of such Bank may not be made in amounts less than the lesser of $5,000,000 or the amount of the assigning Bank's Commitment. In the case of an assignment, upon receipt by the Agent of the Assignment and Assumption Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Bank hereunder, the Commitments shall be adjusted accordingly, and upon surrender of any Revolving Credit Note subject to such assignment, the Borrower shall execute and deliver a new Revolving Credit Note to the assignee in an amount equal to the amount of the Revolving Credit Commitment assumed by it and a new Revolving Credit Note or Term Note to the assigning Bank, in an amount equal to the Revolving Credit Commitment retained by it hereunder. Any Bank which assigns any or all of its Commitment or Loans to a Person other than an Affiliate of such Bank shall pay to the Agent a service fee in the amount of $3,500 for each assignment. In the case of a participation, the participant shall only have the rights specified in
Section 9.2.3 [Set-off] (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in Sections 11.1.1 [Increase of Commitment, Etc.], 11.1.2 [Extension of Payment, Etc.], or 11.1.3 [Release of Collateral or Guarantor]), all of such Bank's obligations under this Agreement or any other Loan Document shall remain unchanged, and all amounts payable by any Loan Party hereunder or thereunder shall be determined as if such Bank had not sold such participation.

     (ii) Any assignee or participant which is not incorporated under the Laws of the United States of America or a state thereof shall deliver to the Borrower and the Agent the form of certificate described in Section 11.17.1 [Tax Withholding Clause] relating to federal income tax withholding. Each Bank may furnish any publicly available information concerning any Loan Party or its Subsidiaries and any other information concerning any Loan Party or its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants), PROVIDED that such assignees and participants agree to be bound by the provisions of Section
11.12 [Confidentiality].

     (iii) Notwithstanding any other provision in this Agreement, any Bank may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement, its Note and the other Loan Documents to any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14 without notice to or consent of the Borrower or the Agent. No such pledge or grant of a security interest shall release the transferor Bank of its obligations hereunder or under any other Loan Document.

     (iv) A bank which is to become a party to this Agreement pursuant to
Section 2.14 hereof or otherwise (each an "Additional Bank') shall execute and deliver to Agent a Bank Joinder to this Agreement in substantially the form attached hereto as EXHIBIT 1.1(B). Upon execution and delivery of a Bank Joinder, such Additional Bank shall be a party hereto and a Bank under each of the Loan Documents for all purposes, except that such Additional Bank shall not participate in any Revolving Credit Loans to which the Euro-Rate Option applies which are outstanding on the effective date of such Bank Joinder. If Borrower should renew after the effective date of such Bank Joinder the Euro-Rate Option with respect to Revolving Credit Loans existing on such date, Borrower shall be deemed to repay the applicable Revolving Credit Loans on the renewal date and then reborrow a similar amount on such date so that the Additional Bank shall participate in such Revolving Credit Loans after such renewal date. SCHEDULE 1.1(B) shall be automatically amended and restated on the date of such Bank Joinder to revise the information contained therein as appropriate to reflect the information on the attachment to such Bank Joinder. Simultaneously with the execution and delivery of such Bank Joinder, Borrower shall execute a Revolving Credit Note, and deliver it to such Additional Bank together with originals of such other documents described in
Section 7.1 hereof as such Additional Bank may reasonably require.

     11.12 CONFIDENTIALITY.

          11.12.1. GENERAL.

               The Agent and the Banks each agree to keep confidential all information obtained from any Loan Party or its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information the Borrower specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Agent and the Banks shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such Persons to maintain the confidentiality,
(ii) to assignees and participants as contemplated by Section 11.11 [Successors and Assigns], and prospective assignees and participants, (iii) to the extent requested by any bank regulatory authority or, with notice to the Borrower, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (iv) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to be subject to confidentiality restrictions, or (v) if the Borrower shall have consented to such disclosure. Notwithstanding anything herein to the contrary, the information subject to this Section 11.12.1 shall not include, and the Agent and each Bank may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or such Bank relating to such tax treatment and tax structure; PROVIDED that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

          11.12.2. SHARING INFORMATION WITH AFFILIATES OF THE BANKS.

               Each Loan Party acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Bank or by one or more Subsidiaries or Affiliates of such Bank and each of the Loan Parties hereby authorizes each Bank to share any information delivered to such Bank by such Loan Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Bank to enter into this Agreement, to any such Subsidiary or Affiliate of such Bank, it being understood that any such Subsidiary or affiliate of any Bank receiving such information shall be bound by the provisions of Section 11.12.1 as if it were a Bank hereunder. Such Authorization shall survive the repayment of the Loans and other Obligations and the termination of the Commitments.

     11.13 COUNTERPARTS.

     This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

     11.14 AGENT'S OR BANK'S CONSENT.

     Whenever the Agent's or any Bank's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, the Agent and each Bank shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

     11.15 EXCEPTIONS.

     The representations, warranties and covenants contained herein shall be independent of each other, and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

     11.16 CONSENT TO FORUM; WAIVER OF JURY TRIAL.

     EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH LOAN PARTY AT THE ADDRESSES PROVIDED FOR IN SECTION 11.6 [NOTICES] AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH LOAN PARTY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS

PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK
OF JURISDICTION OR VENUE. EACH LOAN PARTY, THE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

     11.17 CERTIFICATIONS FROM LENDERS AND PARTICIPANTS.

          11.17.1. TAX WITHHOLDING CLAUSE.

               Each Bank or assignee or participant of a Bank that is not incorporated under the Laws of the United States of America or a state thereof (and, upon the written request of the Agent, each other Bank or assignee or participant of a Bank) agrees that it will deliver to each of the Borrower and the Agent two (2) duly completed appropriate valid Withholding Certificates (as defined under SECTION 1.1441-1(c)(16) of the Income Tax Regulations (the "Regulations")) certifying its status (i.e. U.S. or foreign person) and, if appropriate, making a claim of reduced, or exemption from, U.S. withholding tax on the basis of an income tax treaty or an exemption provided by the Internal Revenue Code. The term "Withholding Certificate" means a Form W-9; a Form W-8BEN; a Form W-8ECI; a Form W-8IMY and the related statements and certifications as required under SECTION 1.1441-1(e)(2) and/or (3) of the Regulations; a statement described in SECTION 1.871-14(c)(2)(v) of the Regulations; or any other certificates under the Internal Revenue Code or Regulations that certify or establish the status of a payee or beneficial owner as a U.S. or foreign person. Each Bank, assignee or participant required to deliver to the Borrower and the Agent a Withholding Certificate pursuant to the preceding sentence shall deliver such valid Withholding Certificate as follows:
(A) each Bank which is a party hereto on the Closing Date shall deliver such valid Withholding Certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Bank; (B) each assignee or participant shall deliver such valid Withholding Certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Agent in its sole discretion shall permit such assignee or participant to deliver such valid Withholding Certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Agent). Each Bank, assignee or participant which so delivers a valid Withholding Certificate further undertakes to deliver to each of the Borrower and the Agent two (2) additional copies of such Withholding Certificate (or a successor form) on or before the date that such Withholding Certificate expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent Withholding Certificate so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent or as may be required by United States federal tax law. Notwithstanding anything to the contrary, in the event that any Bank, assignee or participant in any Bank fails to provide a Withholding Certificate on which the Borrower and the Agent can reasonably rely, the Agent shall withhold U.S. federal income taxes at the applicable rate prescribed under the Internal Revenue Code and Regulations or any applicable treaty, taking into account any Withholding Certificates on which it is entitled to rely, and shall have no liability to any Bank for any amounts so withheld. In the event that a Withholding Certificate is delivered to the Borrower or Agent by any Bank, assignee or participant as to which the

Borrower or Agent, as the case may be, believe may not be valid, complete or appropriate, the Borrower or Agent shall consult with such Bank, assignee, or participant before declining to rely on such Withholding Certificate and shall accept any reasonable attempt by the party delivering the Withholding Certificate to correct any deficiencies in it. Notwithstanding the submission of a Withholding Certificate claiming a reduced rate of or exemption from U.S. withholding tax, the Agent shall be entitled to withhold United States federal income taxes at the full applicable statutory withholding rate (30% as of the date of this Agreement) if in its reasonable judgment it is required to do so under the due diligence requirements imposed upon a withholding agent under
SECTION 1.1441-7(b) of the Regulations. Further, the Agent is indemnified under
SECTION 1.1461-1(e) of the Regulations against any claims and demands of any Bank or assignee or participant of a Bank for the amount of any tax it deducts and withholds in accordance with regulations under SECTION 1441 of the Internal Revenue Code.

          11.17.2. USA PATRIOT ACT.

               Each Bank or assignee or participant of a Bank that is not incorporated under the Laws of the United States of America or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United states or foreign county, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to the Agent the certification, or, if applicable, recertification, certifying that such Bank is not a "shell" and certifying to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations: (1) within 10 days after the Closing Date, and (2) as such other times as are required under the USA Patriot Act.

     11.18 JOINDER OF GUARANTORS.

     Any Material Domestic Subsidiary of the Borrower which is required to join this Agreement as a Guarantor pursuant to Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures] shall execute and deliver to the Agent (i) a Guarantor Joinder in substantially the form attached hereto as EXHIBIT 1.1(G)(1) pursuant to which it shall join as a Guarantor each of the documents to which the Guarantors are parties; (ii) documents in the forms described in Section 7.1 [First Loans] modified as appropriate to relate to such Material Domestic Subsidiary, and (iii) documents necessary to grant and perfect Prior Security Interests in all Pledged Collateral held by such Material Domestic Subsidiary. The Loan Parties shall deliver such Guarantor Joinder and related documents to the Agent within five (5) Business Days after the date of the filing of such Material Domestic Subsidiary's articles of incorporation if the Material Domestic Subsidiary is a corporation, the date of the filing of its certificate of limited partnership if it is a limited partnership or the date of its organization if it is an entity other than a limited partnership or corporation.

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.


ATTEST:                                        COVANCE INC.



By:   /s/  Ross A. Hyams                       By: /s/ Suzanne D'Amico Sharp
   ---------------------------------------         -----------------------------
Name:  Ross A. Hyams                           Name: Suzanne D'Amico Sharp
Title:  Assistant Secretary                    Title: Assistant Treasurer


ATTEST:                                        CJB INC.



By:   /s/  Ross A. Hyams                       By:  /s/ William E. Klitgaard
   ---------------------------------------         -----------------------------
Name:  Ross A. Hyams                           Name:  William E. Klitgaard
Title:  Assistant Secretary                    Title:  President


ATTEST:                                        COVANCE CENTRAL LABORATORY
                                               SERVICES INC.



By:   /s/  Ross A. Hyams                       By: /s/ Suzanne D'Amico Sharp
   ---------------------------------------         -----------------------------
Name:  Ross A. Hyams                           Name:  Suzanne D'Amico Sharp
Title:  Assistant Secretary                    Title:  Assistant Treasurer


ATTEST:                                        COVANCE CENTRAL LABORATORY
                                               SERVICES LIMITED PARTNERSHIP



By:   /s/  Ross A. Hyams                       By:  /s/ Suzanne D'Amico Sharp
   ---------------------------------------         -----------------------------
Name:  Ross A. Hyams                           Name:  Suzanne D'Amico Sharp
Title:  Assistant Secretary                    Title: Assistant Treasurer

ATTEST:                                        COVANCE PRECLINICAL
                                               CORPORATION



By:   /s/  Ross A. Hyams                       By:  /s/ William E. Klitgaard
   ---------------------------------------         -------------------------
Name:  Ross A. Hyams                           Name:  William E. Klitgaard
Title:  Assistant Secretary                    Title:  Senior Vice President

ATTEST:                                        COVANCE LABORATORIES INC.



By:   /s/  Ross A. Hyams                       By:  /s/ Suzanne D'Amico Sharp
   ---------------------------------------         --------------------------
Name:  Ross A. Hyams                           Name:  Suzanne D'Amico Sharp
Title:  Assistant Secretary                    Title:  Assistant Treasurer

                                               PNC BANK, NATIONAL ASSOCIATION,
                                               Individually and as an agent

                                               By:  /s/ Michael Nardo
                                                   -----------------------------
                                               Name:  Michael Nardo
                                               Title:  Managing Director

                                               BANK OF TOKYO-MITSUBISHI TRUST
                                               COMPANY



                                               By:  /s/ Chimie T. Pemba
                                                   -----------------------------
                                               Name:  Chimie T. Pemba
                                               Title:  Assistant Vice President

                                               BARCLAYS BANK PLC



                                               By:  /s/ Nicholas Bell
                                                   -----------------------------
                                               Name:  Nicholas Bell
                                               Title:  Director

                                               JP MORGAN CHASE BANK



                                               By:  /s/ John F.X. Keane
                                                   -----------------------------
                                               Name:  John F.X. Keane
                                               Title:  Senior Vice President

                                               NATIONAL CITY BANK



                                               By:  /s/ Heather M. Mcintyre
                                                   -----------------------------
                                               Name:  Heather M. McIntyre
                                               Title:  Assistant Vice President

                                               FLEET NATIONAL BANK, a Bank of
                                               America company



                                               By:  /s/ David J. Barquil
                                                   -----------------------------
                                               Name:  David J. Barquil
                                               Title:  Senior Vice President

                                               ABN AMRO BANK N.V.



                                               By:  /s/ Nancy W. Lanzoni
                                                   -----------------------------
                                               Name:  Nancy W. Lanzoni
                                               Title:  Managing Director

                                               ABN AMRO BANK N.V.



                                               By:  /s/ Michele R. Costello
                                                   -----------------------------
                                               Name:  Michele R. Costello
                                               Title:  Assistant Vice President

                                               KEYBANK NATIONAL ASSOCIATION



                                               By:  /s/ James A. Taylor
                                                   -----------------------------
                                               Name:  James A. Taylor
                                               Title:  Vice President

                                 SCHEDULE 1.1(A)

                                  PRICING GRID


                                                              REVOLVING CREDIT   REVOLVING CREDIT
                                                                 BASE RATE           EURO-RATE      LETTER OF CREDIT
                       LEVERAGE               COMMITMENT           SPREAD             SPREAD               FEE
   LEVEL                 RATIO                   FEE
-----------    --------------------------    ------------     ----------------   ----------------   ----------------
               LESS THAN OR EQUAL TO 1.0         .15%                0%                .75%               .75%
                        TO 1.0
     I
              GREATER THAN 1.0 TO 1.0 OR
              LESS THAN OR EQUAL TO 1.50         .20%                0%                1.00%              1.00%
     II                 TO 1.0
               GREATER THAN 1.50 TO 1.0
               BUT LESS THAN OR EQUAL TO         .25%                0%                1.25%              1.25%
    III               2.0 TO 1.0
                GREATER THAN 2.0 TO 1.0          .30%               .25%               1.50%              1.50%
     IV

For purposes of determining the Applicable Margin, the Applicable Commitment Fee Rate and the Applicable Letter of Credit Fee:

                  (A) The Applicable Margin, the Applicable Commitment Fee Rate, and the Applicable Letter of Credit Fee shall be determined on the Closing Date based on the Leverage Ratio computed on such date pursuant to that certificate delivered pursuant to Section 7.1.11 [Certain Financial Conditions] hereof.

                  (B) The Applicable Commitment Fee Rate and the Applicable Letter of Credit Fee shall be recomputed as of the end of each fiscal quarter based on the Leverage Ratio as of such quarter end. The Applicable Margin shall be recomputed as of the end of each fiscal quarter based on the Leverage Ratio as of such quarter end. Any increase or decrease in the Applicable Margin, the Applicable Commitment Fee Rate, or the Applicable Letter of Credit Fee computed as of a quarter end shall be effective: (i) in the case of all Loans (other than those described in the immediately following clause (ii) of this sentence), on the date on which the Compliance Certificate and corresponding financial statements evidencing such computation are due to be delivered under Section
8.3.3 [Certificate of the Borrower] (the "Reset Date"), and (ii) in the case of each Borrowing Tranche of Loans made in an Optional Currency which Borrowing Tranche is subject to an Interest Period the last day of which expires after the current Reset Date, then as of the day following the last day of such Interest Period; provided, however, that if the Borrower has failed to deliver, or caused to be delivered, such Compliance Certificate and corresponding financial statements on or before the date such delivery is due as required, as the case may be, under Section 8.3.1 [Quarterly Financial Statements] or Section 8.3.2 [Annual Financial Statements] (the "Delivery Date"), then the Leverage Ratio shall be deemed, solely for the purposes of determining the Applicable Margin, the Applicable Commitment Fee Rate, and the Applicable Letter of Credit Fee, to be greater than 2.0 to 1.0 from the Delivery Date until the


                               SCHEDULE 1.1(A) - 1

Compliance Certificate and financial statements due for the fiscal quarter subsequent to the fiscal quarter for which delivery did not timely occur by the requisite Delivery Date are timely delivered as required, as the case may be, under Section 8.3.2 [Quarterly Financial Statements] or Section 8.3.3 [Annual Financial Statements].


                               SCHEDULE 1.1(A) - 2

                               SCHEDULE 1.1(B) - 1